UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14A

of the

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Section 240.14a-12

HEALTHBRIDGE, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ]

No fee required.

[X]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                               1) Title of each class of securities to which transaction applies: common stock

                               2) Aggregate number of securities to which transaction applies:16,500,000

                               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $0.98 (the average of the high and low price on September 7,  2006)

                               4) Proposed maximum aggregate value of transaction: $16,170,000

                               5) Total fee paid: $3,844.50

[X]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                1) Amount Previously Paid:

                                2) Form, Schedule or Registration No.:

                                3) Filing Party:

                                4) Date Filed:

HEALTHBRIDGE, INC.

2610-1066 West Hastings Street,

Vancouver, British Columbia V6E 3X2 Canada

Telephone (604) 602-1717

September 12, 2006

Dear Stockholder:

Healthbridge, Inc., (“Corporation”) cordially invites you to attend a Special Meeting of Stockholders (“Special Meeting”) to be held at 10:00 a.m., Pacific Standard Time, on Friday the 29th of September, 2006, at 2610-1066 West Hastings Street, Vancouver, British Columbia, Canada. Please find enclosed a notice of special meeting, a proxy statement describing the business to be transacted at the meeting, and a proxy form for use in voting at the meeting.

At the Special Meeting, you will be asked to vote on the following matters: (i) changing the name of the Corporation; (ii) ratifying agreements to acquire Providence Exploration, LLC, as a wholly owned subsidiary; and (iii) increasing the number of authorized common stock of the Corporation.

In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Thank you.

Sincerely,

/s/ Nora Coccaro

Nora Coccaro, Chief Executive Officer and Director

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HEALTHBRIDGE, INC.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given from Healthbridge, Inc., (“Corporation”) that a Special Meeting of Stockholders (“Special Meeting”) will be held at 10:00 a.m., Pacific Standard Time, on Friday the 29th of September, 2006, at 2610-1066 West Hastings Street, Vancouver, British Columbia, Canada. At the Special Meeting, stockholders will vote on the following matters:

(1)	A proposal to amend the Corporation’s Amended and Restated Articles of Incorporation by changing the name of the Corporation to “Providence Resources, Inc.”;

(2)	A proposal to acquire Providence Exploration, LLC, as a wholly owned subsidiary pursuant to the Securities Exchange Agreement and the Note Exchange Agreement; and

(3)	A proposal to amend the Corporation’s Amended and Restated Articles of Incorporation to increase the Corporation’s authorized common stock from fifty million (50,000,000) to one hundred million (100,000,000) shares.

Information regarding the above matters is set forth in the proxy statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on September 12th, 2006, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. A complete list of the stockholders entitled to notice of and to vote at the Special Meeting will be maintained at the Corporation’s principal executive offices during ordinary business hours for a period of ten days prior to the Special Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Special Meeting during this time. The stockholders list will also be produced at the time and place of the Special Meeting and will be open during the whole time thereof.

By Order of the Board of Directors,

/s/ Nora Coccaro

Nora Coccaro, Chief Executive Officer and Director

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-U.S.     SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO INTERWEST TRANSFER, ATTN: STACY BANKS, AT (801) 277-3147. MS. BANK’S PHONE NUMBER IS (801) 272-9294.

IF YOU HOLD YOUR SHARES IN “STREET-NAME,” PLEASE NOTE THAT ONLY YOUR BROKERAGE FIRM OR BANK CAN SIGN A PROXY ON YOUR BEHALF, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. WE URGE YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY IN FAVOR OF THE MATTERS PRESENTED IN THE PROXY STATEMENT.

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HEALTHBRIDGE, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

INTRODUCTION

This proxy statement is furnished by Healthbridge, Inc., in connection with the solicitation of proxies for use at the Special Meeting of Stockholders (“Special Meeting”) to be held on Friday the 29th of September, 2006, at 10:00 a.m., Pacific Standard Time, at 2610-1066 West Hastings Street, Vancouver, British Columbia, Canada, and at any and all adjournments thereof. This proxy statement is first being mailed to stockholders on or about September 12th, 2006.

Healthbridge, Inc.‘s board of directors has proposed three matters and has solicited the proxy form attached hereto.

Unless we indicate otherwise or unless the context requires otherwise, all references in this proxy statement to “we,” “us,” “our,” or the “Corporation” are to Healthbridge, Inc., and all references to “Providence” mean Providence Exploration, LLC, and its subsidiaries.

QUESTIONS AND ANSWERS

Q.	Why did I receive this proxy statement?

A.

You received this proxy statement as notice of the Special Meeting pertaining to the following:
(i) changing the Corporation’s name to “Providence Resources, Inc.”
(ii) ratifying the Securities Exchange Agreement and the Note Exchange Agreement to acquire Providence Exploration, LLC, as a wholly owned subsidiary; and
(iii) increasing the Corporation’s authorized common stock from 50,000,000 to 100,000,000.

Q.	Why does the Corporation wish to change its name to “Providence Resources, Inc.”?

A.	The Corporation proposes an amendment of our articles to change our name to more accurately reflect the Corporation’s business focus in connection with the proposed acquisition of Providence.

Q.	Why does the Corporation wish to acquire Providence?

A.	Since the discontinuation of medical waste sterilization operations, the Corporation has been searching for a business to acquire. We believe that Providence will make a suitable acquisition.

Q.	Why does the Corporation wish to increase the authorized common stock to 100,000,000?

A.

The Corporation proposes an amendment of our articles to increase the number of our authorized common stock to enable us to issue the shares required under the terms of the Securities Exchange Agreement and the Note Exchange Agreement in addition to providing us with sufficient authorized common stock to permit future equity financings, complete business acquisitions, build new business relationships or other corporate purposes.

Q.	When do you expect the amendments to become effective?

A.

If approved at the Special Meeting, the proposed amendments to our articles of incorporation will be effective upon filing with the Texas Secretary of State. The Corporation expects to file the amendments with the Texas Secretary of State as soon as practical after the Special Meeting.

Q.	When do you expect the acquisition to be consummated?

A.	If ratified at the Special Meeting, the Securities Exchange Agreement and the Note Exchange Agreement will close thereafter. Upon the closing of the agreements, the acquisition will be consummated.

Q.	What happens if additional matters are presented at the Special Meeting?

A.	No other business will be acted upon at the Special Meeting.

Q.	What do I need to do now?

A.	Vote, either in person or by proxy.

Q.	What is a proxy?

A.

A proxy is your legal designation of another person to vote the stock you own. That other person is considered your proxy. If you designate someone as your proxy in a written document, that document also is called a proxy. The Corporation has designated Nora Coccaro, our chief executive officer and a director, to act as proxy for the Special Meeting.

Q.	Who may vote at the Special Meeting?

A.

You may vote your common stock if the Corporation's records show that you owned your shares as of the close of business on September 12, 2006 (the "Record Date"). You may cast one vote for each share of common stock held by you on all matters presented. As of the Record Date, there were 31,366,327 shares of common stock issued and outstanding.

Q.	What is the voting requirement to approve the proposals?

A.

For each of the proposals, a simple majority of the quorum of outstanding shares of common stock must vote in favor for the proposal to be approved. Abstentions have the same effect as votes against the proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a beneficial owner fails to give voting instructions with respect to “non-routine” matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Therefore, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the meeting.

Q.	What is the quorum requirement for the Special Meeting?

A.

A majority of the Corporation’s outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you (i) are present and vote in person at the meeting, or (ii) have properly submitted a proxy card.

Q.	How does the board of directors recommend that I vote?

A.	The board of directors recommends that you vote "FOR" each of the proposals

Q.	How can I vote my shares in person at the Special Meeting?

A.

If your shares are registered directly in your name with the Corporation’s transfer agent, Interwest Transfer, you are considered the “stockholder of record” with respect to those shares the proxy materials and proxy card are being sent directly to you. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting. However, even if you plan to attend the Special Meeting, the board recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

Some of the Corporation’s stockholders hold their shares in street name through a stockbroker, bank, or other nominee rather than directly in their own name. In that case, you are considered the “beneficial owner” of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the Special Meeting and vote in person, you will need to contact your broker, trustee, or nominee to obtain a legal proxy.

Q.	How can I vote my shares without attending the Special Meeting?

A.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope or by faxing your proxy card to Interwest Transfer, attn: Stacy Banks, at (801) 277-3147. Please refer to the enclosed materials for details.

Q.	What happens if I do not give specific voting instructions?

A.

If you hold shares as a record holder, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors. If you do not return a proxy and do not vote at the Special Meeting in person, your shares will not be voted.

If you hold your shares through a broker, bank, or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on your behalf on matters to be considered at the Special Meeting.

Q.	How can I change my vote after I return my proxy card?

A.

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing a new proxy card with a later date or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote at the meeting or specifically request in writing that your prior proxy be revoked.

Q.	Does Texas have dissenters' rights of appraisal?

A.	Stockholders of Texas domestic corporations have no rights of dissent and appraisal under Texas Business Corporations Act, Article 5.11, in connection with the proposals.

Q.	Is my vote confidential?

A.

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Corporation or to third parties, except: (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, and (iii) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to the Corporation’s management.

Q.	Where can I find the voting results of the Special Meeting?

A.	The preliminary voting results will be announced at the meeting. The final voting results will be tallied by our transfer agent and published on Form 8-K and Form 10-QSB.

Q.	Why do you need stockholder approval for the proposals?

A.

We are obligated to seek stockholder approval for Proposal 1 and Proposal 3 pursuant to Texas Business Corporations Act, Article 4.02, and Proposal 2 pursuant to the Texas Business Corporations Act, Article 5.02.

Q.	Are the approvals of the proposals contingent upon one another?

A.

We are submitting three separate proposals to our stockholders for their approval. We will not proceed with the name change, Proposal 1, unless the acquisition, Proposal 2, is approved. Proposal 2 is contingent upon the approval of Proposals 3. Proposal 3 is not contingent upon the approval of the other proposals.

Q.	Who pays for the cost of this proxy solicitation?

A.

The Corporation will pay the costs of the solicitation of proxies (under $7,500). The Corporation may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, the Corporation’s board members, officers and employees may solicit proxies on the Corporation’s behalf, without additional compensation, personally or by telephone.

Q.	How can I obtain a copy of the Corporation's 10-KSB?

A.

A copy of the Corporation’s 2005 year end report on Form 10-KSB may be obtained at no charge by sending a written request to the Corporation’s corporate address. The Form 10-KSB is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Q.	Whom can I contact with questions?

A.	If you have any questions about any of the actions to be taken by the Corporation, please contact the Corporation’s chief executive officer, Nora Coccaro, at (604) 838-9797.

SUMMARY TERM SHEET FOR PROPOSAL 2

This summary highlights selected information from this proxy statement regarding the acquisition and may not contain all of the information that is important to you. To understand the acquisition fully, and for a more complete description of the legal terms of the acquisition, you should carefully read this entire proxy statement, including the Securities Exchange Agreement, dated as of April 10, 2006, attached hereto as Exhibit 1, and the Note Exchange Agreement, dated as of April 10, 2006, attached hereto as Exhibit 2. Further, we have attached a fairness opinion provided by Mr. Bruce Lazier, dated March 27, 2006 which opines as to the equity of the acquisition transactions, attached hereto as Exhibit 3. We have included page references in this summary to direct you to the appropriate place in this proxy statement and the exhibits for a more complete description of the topics presented.

CONTACT INFORMATION

Healthbridge, Inc.

2610-1066 West Hastings Street,

Vancouver, British Columbia V6E 3X2 Canada

Telephone (604) 838-9797

Attn: Nora Coccaro

Providence Exploration, LLC

100 Crescent Court, 7th Floor

Dallas, Texas 75201

Telephone: (214) 695-5848

Attn: Abe Janz

BUSINESS CONDUCTED

Healthbridge, Inc. (page 23)

The Corporation is a Texas corporation with executive offices located in Vancouver, British Columbia formally engaged in developing, manufacturing and marketing medical waste sterilization devices. Due to a lack of any significant commercial success with our medical waste sterilization technology the Corporation decided to abandon this business and executed of a letter of intent on November 18, 2005 to acquire Providence.  A Secured Revolving Replacement Promissory Note was signed on December 1, 2006 to loan Providence up to $5,000,000 to develop its operations. On April 10, 2006, the Corporation executed (i) a Securities and Exchange Agreement to acquire Providence, and its wholly owned subsidiaries PDX Drilling I, LLC, and Providence Resources, LLC, and (ii) a Note Exchange Agreement to satisfy the holders of certain promissory notes issued by Providence.

Providence Exploration, LLC (page 29)

Providence was organized in Texas as a limited liability company on July 12, 2005 and is an exploration stage company. Providence has no proved oil or gas reserves as its properties are in the early stages of development.

Providence is engaged in three lines of business: (1) oil and gas exploration, (2) acquiring, refurbishing and selling drilling and service rigs, and (3) providing drilling services. The oil and gas exploration activities are conducted for Providence in Comanche and Hamilton Counties, Texas, and in Val Verde County, Texas by Harding Company. The drilling rig acquisition and sales business and the drilling services business are conducted through Providence’s wholly owned subsidiary PDX Drilling I, LLC (“PDX”) in Young County, Texas. Providence Resources, LLC, is a wholly owned subsidiary of Providence without operations.

Providence has identified its first three drill sites within Hamilton and Comanche Counties. Harding Company commenced drilling in June and will now focus on post drilling “fracing” (which uses the fracturing of geologic formations to open up pathways for oil or gas to flow into wells). A final analysis of the results of this drillings is expected to be complete in September. Providence has received bids for conducting “seismic” operations (which use sound waves projected into the earth to locate oil and gas deposits) over its properties in Val Verde County.

Providence’s audit expressed substantial doubt as to Providence’s ability to continue as a going concern as a result of insufficient revenue generating activities and a working capital deficit of $4,048,158 as of December 31, 2005, which increased to $9,399,489 at June 30, 2006.

THE ACQUISITION (page 19)

On November 18, 2005, the Corporation entered into a letter of intent with Providence, which considered a stock exchange for the Corporation’s acquisition of Providence, subject to the parties satisfaction of certain conditions precedent to the acquisition, namely, the Corporation’s obligation to loan Providence up to $5,000,000 to fund its oil and gas exploration and development activities and lease purchases, and the execution of a definitive agreement.

On December 1, 2005, the Corporation executed a Secured Revolving Replacement Promissory Note (“Note”) with Providence to loan Providence up to $5,000,000 to acquire oil, gas and mineral leasehold interests and to fund exploration and development activities. We had advanced $5,244,076 to Providence pursuant to the Note as of June 30, 2006. In the event that our stockholders approve Proposal 2, the Note will be consolidated as an inter-company loan and remain due from Providence to the Corporation.

Proposal 2 asks the Corporation’s stockholders to consider the prospective acquisition of Providence as a wholly owned subsidiary pursuant to the terms and conditions of the Securities Exchange Agreement (through the exchange of shares of the Corporation for all the ownership units of Providence) and the Note Exchange Agreement (through the exchange of shares of the Corporation for certain promissory notes issued by Providence).

We have issued no securities in connection with the intended acquisition and related transactions. Should the Corporation’s stockholders approve these transactions, we will then issue an aggregate of 16,500,000 shares of our shares, which issuance will result in a dilution of approximately 34% to existing stockholders.

THE TRANSACTIONS

The Securities Exchange Agreement (page 19 and Exhibit 1)

Upon the terms and subject to the conditions of the Securities Exchange Agreement, dated April 10, 2006, the unit-holders of Providence’s membership units will exchange 1,250,000, or 100%, of the outstanding membership units for 4,286,330 shares of the Corporation, approximately 9% of the Corporation’s issued and outstanding shares, which shares will be distributed to Providence’s unit-holders on a pro rata basis on the closing date.

The Note Exchange Agreement (page 19 and Exhibit 2)

Upon the terms and subject to the conditions of the Note Exchange Agreement, dated April 10, 2006, the holders of the promissory notes issued by Providence will assign the notes to the Corporation for 12,213,670 shares of the Corporation, approximately 25% of the issued and outstanding shares, which shares will be distributed to promissory note holders according to their respective interests in the notes on the closing date. The aggregate principal and accrued interest of the promissory notes was $1,524,454 and $54,222 respectively at June 30, 2006. The promissory note holders are identified in Exhibit A of  the Note Exchange Agreement, attached hereto as Exhibit 2.

Closing of the Transactions (page 19)

If the acquisition of Providence is approved by our stockholders, the closing of the Securities Exchange Agreement and the Note Exchange Agreement shall take place on September 29, 2006, at the offices of the Corporation, following the Special Meeting.

Conditions Precedent to the Transactions (page 19)

The closing of the Securities Exchange Agreement and the Note Exchange Agreement depend on the satisfaction or waiver of a number of conditions, including:

|X| stockholder approval of the Securities Exchange Agreement and the Note Exchange Agreement;

|X| the concurrent closing of the Securities Exchange Agreement and the Note Exchange Agreement;

|X| closing the transactions, as amended, on or before September 30, 2006;

|X| the Corporation’s fulfillment of the commitment to loan Providence up to $5,000,000 by the closing date for the purpose of funding Providence’s purchase of oil, gas, and mineral interests and ongoing exploration and development obligations under the Joint Exploration Agreement and the Agreement of Purchase and Sale; and

|X| the receipt and provision of closing documentation and securities on the closing date.

Representations and Warranties within the Transactions (page 20)

The Corporation and Providence represent and warrant a number of conditions within the Securities Exchange Agreement and the Note Exchange Agreement, including the following:

|X| all of the parties have the requisite authority to execute the agreements;

|X| no parties have any legal conflicts; and

|X| The Corporation and Providence will go about their business in an ordinary fashion until the closing of the Securities Exchange Agreement and the Note Exchange Agreement.

Interests of Our Executive Officer and Directors in the Transactions (page 20)

Our executive officer and directors may have interests in the acquisition that may be different from, or similar to, yours, including the following:

|X| Nora Coccaro, the executive officer and a director of the Corporation, owns 353,500 shares of the Corporation but will receive no additional shares on the close of the transactions and therefore has a similar interest to her fellow stockholders; and

|X| Marcus Muller, a director of the Corporation, owns 5,023,435 shares of the Corporation and will receive 2,160,949 additional shares on the closing of the Note Exchange Agreement as Mr. Muller is a promissory note holder and therefore has a special interest in the transactions closing. Mr. Muller’s promissory note is valued at $242,511. Should the Corporation’s stockholders approve the acquisition of Providence, Mr. Muller’s personal stockholdings in the Corporation will increase by 43%, to 15% of the Corporation’s issued and outstanding common shares.

Change of Control (page 20)

Following the close of the transactions, our present stockholders’ shares of common stock will be diluted by the issuance of 16,500,000 shares, which dilution will not constitute a change of control since the Corporation’s current stockholders will retain approximately 66% of the issued and outstanding common shares after the issuance while the unit holders and Providence note holders will acquire approximately 34% of the Corporation’s issued and outstanding common shares.  Additionally, the close of the transactions will not cause the appointment of new officers or directors to the Corporation.

The Consideration Offered To Stockholders (page 20)

There is no consideration being offered to stockholders.

The Reasons For Engaging In The Transactions (page 20)

Due to a lack of any significant commercial success with our medical waste sterilization technology, the Corporation decided to consider alternative business opportunities in an effort to bring value to our stockholders. One of our directors, Markus Muller, introduced us to Providence as an opportunity in the oil and gas sector. Despite the fact that our business prior to entering into discussions with Providence was quite different from our intended business, the Corporation believed that Mr. Muller’s experience with Providence in the oil and gas sector, Providence’s relationship with oil and gas expertise in Texas, and the national interest in energy exploration were sufficient justification to enter into a letter of intent to acquire Providence.

Mr.  Muller’s experience in the oil and gas industry was initiated in 1994 when he was involved in the financing of Harken Energy Corporation (AMEX: HEC). He has since been active in financing other oil and gas companies world-wide. Mr. Muller has known Abe Janz, a principal and the president of Providence for over six years. Mr. Muller and Mr. Janz first began a working relationship with an attempt to acquire 19,000 acres of Barnet Shale leases in late 2003 and early 2004. The endeavour ultimately failed to attract the necessary financing and was abandoned. Subsequently, in July of 2005, Mr. Muller assisted Mr. Janz with the financing of Providence for the purpose of purchasing drilling and service rigs to provide drilling services in Texas

We remain intent on obtaining stockholder approval to acquire Providence to engage the Corporation in the exploration, development and prospectively the production of oil and gas.

The Vote Required For Approval Of The Transactions (page 21)

Approval of Proposal 2 requires the affirmative vote of a majority of the stockholders at the meeting, assuming a quorum is present. The directors of the Corporation hold 5,376,935 shares of common stock, approximately 17% of our issued and outstanding shares, and plan to vote “for” Proposal 2.

Material Differences In The Rights Of Security Holders As A Result Of The Transactions (page 21)

There will be no material differences in the rights of security holders as a result of the acquisition.

Accounting Treatment Of The Transactions (page 21)

The acquisition will be accounted for under the purchase method of accounting, in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences Of The Transactions (page 21)

Our stockholders will not recognize a gain or loss as a result of the acquisition.

Neither the Corporation nor Providence will recognize any gain or loss as a result of the acquisition, which will be deemed by the parties to be tax free.

REGULATORY APPROVALS (page 21)

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS (page 22 and Exhibit 3)

The Board of Directors of the Corporation has obtained a fairness opinion from an unaffiliated financial advisor, Bruce Lazier, the principal of Ispyoil, LLC, in connection with the prospective acquisition of Providence. The Corporation selected Ispyoil, LLC, upon the recommendation of Christian Russenberger, one of our shareholders. There is no material relationship between Mr. Lazier and the Corporation. Mr. Lazier’s fee for providing his opinion was $25,000.

Mr. Lazier’s opinion states that the prospective transaction is fair to the Corporation and the Corporation’s stockholders from a financial viewpoint, arriving at said opinion on the basis of his investigation of the Corporation, Providence, the transactions, and public sources. The Corporation gave Mr. Lazier no instructions through the course of his review of the transaction. Further, Mr. Lazier was not denied any information from either the Corporation or Providence in connection with the scope of his investigation.

Mr. Lazier’s fairness opinion, attached as Exhibit 3, will be made available for inspection and copying at the principal executive offices of the Corporation during its regular business hours by any interested stockholder, and may be transmitted to any interested stockholder upon written request and at the expense of the requesting stockholder. Further, Mr. Lazier has consented to use his fairness opinion in this proxy statement, although his opinion should not be relied upon by the Corporation’s stockholders in reaching any decision as to whether the Corporation should proceed with the considered transactions.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

Letter of Intent (page 24 under “Corporate History”)

On November 18, 2005, the Corporation entered into a letter of intent with Providence, which considered a stock exchange for the Corporation’s acquisition of Providence subject to the parties satisfaction of certain conditions precedent to the acquisition, namely, the Corporation’s obligation to loan Providence up to $5,000,000 to fund its oil and gas exploration and development activities and lease purchases, and the execution of a definitive agreement.

Promissory Note (page 27 and page 38 under “Liquidity and Capital Resources”)

On December 1, 2005, we executed a Secured Revolving Replacement Promissory Note (“Note”) with Providence to loan Providence up to $5,000,000 to acquire oil, gas and mineral leasehold interests and to fund exploration and development. We had advanced $5,244,076 to Providence pursuant to the Note as of June 30, 2006. As of June 30, 2006, the Note had accrued interest of $159,878. In the event that our stockholders approve Proposal 2, the Note will be consolidated as an inter-company loan and remain due from Providence to the Corporation.

Comanche and Hamilton Counties (page 29)

On October 1, 2005, Providence executed a Joint Exploration Agreement with Harding Company to purchase approximately 6,272 acres of oil and gas leases located in Comanche and Hamilton Counties, Texas, in exchange for $3,136,273 for the purpose of exploring, developing and producing oil and gas. Providence acquired a 90% working interest while its joint venture operating partner, Harding Company, retained a 10% working interest in the leases.

Val Verde County (page 30)

On March 30, 2006, Providence closed an Agreement for Purchase and Sale with Global Solutions, LLC, to purchase approximately 12,832 acres of oil and gas leases located in Val Verde County, Texas, in exchange for $3,849,600 for the purpose of exploring, developing and producing oil and gas.

PRO FORMA FINANCIAL DATA

The following is a summary of unaudited, pro forma, consolidated, financial data as of June 30, 2006 and December 31, 2005, for the Corporation and Providence. The pro forma financial data is based on pro forma financial data attached hereto as Exhibits E and F. The pro forma balance sheet and statement of operations data are presented as if the acquisition of Providence by the Corporation had occurred on June 30, 2006 and December 31, 2005. The pro forma financial data is presented for informational purposes and is not necessarily indicative of either the future results of operations or the results of operations that would have occurred if the acquisition had been consummated on any date. You should read the following pro forma financial data along with other financial information contained elsewhere in this proxy statement.

                                         Combined Pro Forma Balance Sheet
                                                                                     June 30,          December 31,
                                                                                      2006                2005
                                                                                ------------------ -----------------
                                                      ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                                      $   6,834,066      $  2,057,498
     Accounts receivable, net                                                              78,665            72,833
     Inventory                                                                            666,139
     Promissory note receivable (incl. interest)                                                -             5,000
     Prepaid expenses                                                                      78,671            34,449
                                                                                ------------------ -----------------
                                                                                ------------------ -----------------

Total Current Assets                                                                    7,657,541         2,169,780
                                                                                ------------------ -----------------
                                                                                ------------------ -----------------

PROPERTY AND EQUIPMENT, Net                                                               373,436         1,212,858
                                                                                ------------------ -----------------
                                                                                ------------------ -----------------

OTHER ASSETS
     Undeveloped reserves                                                              11,157,492         6,178,787
     Loan origination fees, net of amortization of $17,743                                 58,507            71,215
     Notes receivable-member                                                              138,754            87,418
     Deposits                                                                               2,266             2,266
                                                                                ------------------ -----------------
                                                                                ------------------ -----------------

Total Other Assets                                                                     11,357,019         6,339,686

TOTAL ASSETS                                                                           19,387,995         9,722,324
                                                                                ================== =================
                                                                                ================== =================

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable and accrued liabilities                                      $      28,324     $      146,482
     Accrued expenses                                                                    261,300            158,768
     Related party payables                                                               38,500             13,500
     Note payable                                                                                                 -
                                                                                       2,774,800
     Current portion of L-T notes payable
                                                                                         362,548            341,919

                                                                                ----------------- ------------------
                                                                                ----------------- ------------------
Total Current Liabilities                                                              3,465,472            660,669
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

LONG-TERM LIABILITIES
     L-T notes payable                                                                 4.087,643            704,617
                                                                                ----------------- ------------------
Total Long-Term Liabilities                                                            4,087,643          4,349,617
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

Total Liabilities
                                                                                       7,553,115           5,010,286
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

STOCKHOLDERS' EQUITY (DEFICIT)
     Preferred stock; $0.0001 par value, 25,000,000 shares authorized,
          no shares issued and outstanding                                                     -                  -
     Common stock; $0.0001 par value, 50,000,000 shares authorized,
          32,980,906 shares issued and outstanding                                         3,432              3,298
     Additional paid-in capital                                                       15,458,092         13,847,471
     Common share subscriptions                                                        7,253,220                  -
     Accumulated other comprehensive income                                               15,124             14,370
     Accumulated deficit                                                            (10,858,659)        (9,153,101)
     Member's equity                                                                    (36,329)                 -
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

Total Stockholders' Equity (Deficit)                                                  11,834,880          4,712,038
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                               $  19,387,995       $  9,722,324
                                                                                ================= ==================

                                    Combined Pro Forma Statements of Operations

                                                                                    June 30,          December 31,
                                                                                      2006                2005
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

REVENUES                                                                              $  358,131         $  369,515

COST OF SALES                                                                            547,368            694,382
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

GROSS MARGIN                                                                           (189,237)          (324,867)
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

OPERATING EXPENSES

     General and administrative                                                          913,607            746,808

Total Operating Expenses                                                                 913,607            746,808
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

LOSS FROM OPERATIONS                                                                 (1,102,844)        (1,071,675)
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

OTHER INCOME (EXPENSE)

     Interest income                                                                 (1,561,101)             23,623

     Interest expense                                                                    191,452          (286,590)

     Note receivable write off                                                           519,831           (89,731)
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

                                                                                               -
Total Other Income (Expense)                                                           (849,818)          (352,698)
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

LOSS BEFORE PROVISION FOR INCOME TAXES                                               (1,952,662)        (1,424,373)

Provision for income taxes                                                                     -                  -
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

LOSS BEFORE DISCONTINUED OPERATIONS                                                  (1,952,662)        (1,424,373)

Gain (loss) from discontinued operations, net of tax                                           -          (299,248)
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

NET LOSS                                                                             (1,952,662)        (1,723,621)
                                                                                ================= ==================

OTHER COMPREHENSIVE INCOME

Foreign currency translation adjustment                                                        -              9,057
                                                                                ----------------- ------------------
                                                                                ----------------- ------------------

NET COMPREHENSIVE INCOME (LOSS)
                                                                                                                                                 $   (1,952,662)     $  (1,714,564)
                                                                                ----------------- ------------------

RISK FACTORS

Before deciding how to vote on the proposals described in this proxy statement, you should carefully consider the risks relating to the acquisition and to our post-closing operations as described below, together with the other information in this proxy statement. Our business, financial condition and results of operations could be adversely affected by any of the following risks, which could cause the trading price of our common stock to decline.

Risks Relating to the Acquisition of Providence

If we are unable to complete the acquisition, we will have no business operations and our stock price may decline.

If we do not complete the acquisition as we intend, we will be left with no business operations or prospects which may cause the market price of our stock to decline. Even if the acquisition is not approved by our stockholders we will remain obligated to pay the costs related to the acquisition, including legal, accounting and financial advisory fees.

The acquisition will result in dilution to our current stockholders’ voting power and ownership percentages.

The issuance of shares of our capital stock in the acquisition will dilute the voting power and ownership percentage of our existing stockholders. We will issue a total of 16,500,000 shares of our common stock in the acquisition, resulting in a dilution of approximately 34% to our current stockholders.

We may not realize the anticipated benefits from the acquisition which could cause our stock price to decline.

We may not achieve the benefits we are seeking in the acquisition. Providence may not be successful in its exploration efforts or if successful, oil and gas prices may not remain at their current levels. As a result, our operations and financial results may be less rewarding than anticipated, which may cause the market price of our common stock to decline.

The acquisition of Providence could decrease the value of your stock

Providence is a start up company with a limited history of realizing revenue and a working capital deficit, about which Providence’s auditors have expressed a going concern opinion. Additionally, Providence expects losses in the future and its current assets are insufficient to conduct its minimum plan of operation over the next 12 months. Given these facts, the acquisition of Providence could result in significant losses for the Corporation which could decrease the value of your stock.

Risks Relating to the Corporation after the Acquisition

We may not be successful in integrating the business operations of Providence into our business operations after the acquisition, stifling growth and hindering the realization of a profit.

The acquisition involves the integration of companies that have previously operated independently. Successful integration of Providence’s operations with ours will depend on our ability to consolidate operations and procedures and to integrate Providence’s management team with our own. If we are unable to do so, we may not realize the anticipated potential benefits of the acquisition, our business development could be stifled, and results of operations may not produce a profit. Difficulties could include the loss of key employees, the disruption of Providence’s ongoing businesses, and possible inconsistencies in standards, controls, procedures and policies.

We may be unable to manage the growth of our business which could negatively affect development, revenues, and fiscal independence.

We believe that if our post-acquisition growth plan is successful, our business has the potential to grow in size and complexity. If our management is unable to manage growth effectively, our business development may be slowed, our operating results my not show a profit, and we may not become financially independent from outside funding sources. Any new sustained growth would be expected to place a significant strain on our management systems and operational resources. We anticipate that new sustained growth, if any, will require us to recruit, hire and retain new managerial, finance and support personnel. We cannot be certain that we will be successful in recruiting, hiring or retaining such personnel. Our ability to compete effectively and to manage our future growth, if any, will depend on our ability to maintain and improve operational, financial, and management information systems on a timely basis and to expand, train, motivate and manage our work force. If we begin to grow, we cannot be certain that our personnel, systems, procedures, and controls will be adequate to support our operations.

Risks Related to Providence’s Business

Oil and natural gas drilling and producing operations involve various risks which could result in net losses.

Drilling activities are subject to many risks, including the risk that no commercially productive reservoirs will be discovered. Wells drilled by Providence may not be productive, and, thus, Providence may not be able to recover all or any portion of its investment in such wells. Drilling for oil and natural gas may involve unprofitable efforts, not only from dry wells, but also from wells that are productive but do not produce sufficient net reserves to return a profit after deducting drilling, operating and other costs. The seismic data and other technologies Providence uses do not allow it to know conclusively prior to drilling a well that oil or natural gas is present or may be produced economically. The cost of drilling, completing and operating a well is often uncertain, and cost factors can reduce the feasibility of a project to produce a profit. Further, Providence’s drilling operations may be curtailed, delayed or canceled as a result of numerous factors, including:

|X| unexpected drilling conditions;

|X| title problems;

|X| pressure or irregularities in formations;

|X| equipment failures or accidents;

|X| adverse weather conditions;

|X| compliance with environmental and other governmental requirements; and

|X| cost of, or shortages or delays in the availability of, drilling rigs, equipment and services.

Providence’s operations are subject to all the risks normally incident to the operation and development of oil and natural gas properties and the drilling of oil and natural gas wells, including:

|X| encountering well blowouts;

|X| cratering and explosions;

|X| pipe failure;

|X| fires;

|X| formations with abnormal pressures resulting in uncontrollable flows of oil and natural gas;

|X| brine or well fluids;

|X| release of contaminants into the environment; and

|X| other environmental hazards and risks.

The nature of these risks is such that some liabilities including environmental fines and penalties could exceed Providence’s ability to pay for the damages. Providence could incur significant costs due to these risks that could result in net losses.

Providence is subject to federal, state and local laws and regulations which could create liability for personal injuries, property damage, and environmental damages.

Exploration for and development, exploitation, production and sale of oil and natural gas in the United States is subject to extensive federal, state and local laws and regulations, including complex tax laws and environmental laws and regulations. Existing laws or regulations, as currently interpreted or reinterpreted in the future, or future laws or regulations could harm Providence’s business, results of operations and financial condition. Providence may be required to make large expenditures to comply with environmental and other governmental regulations. Matters subject to regulation include oil and gas production and saltwater disposal operations and Providence’s processing, handling and disposal of hazardous materials, such as hydrocarbons and naturally occurring radioactive materials, discharge permits for drilling operations, spacing of wells, environmental protection, reports concerning operations, and taxation. Under these laws and regulations, Providence could be liable for personal injuries, property damage, oil spills, discharge of hazardous materials, reclamation costs, remediation, clean-up costs and other environmental damages.

Shortages of oil field equipment, services and qualified personnel could reduce Providence’s profit margin, cash flow and operating results.

The demand for qualified and experienced field personnel to drill wells and conduct field operations, geologists, geophysicists, engineers and other professionals in the oil and natural gas industry can fluctuate significantly, often in correlation with oil and natural gas prices, causing periodic shortages. There have also been shortages of drilling rigs and other equipment, as demand for rigs and equipment has increased along with the number of wells being drilled. These factors also cause significant increases in costs for equipment, services and personnel. Higher oil and natural gas prices generally stimulate increased demand and result in increased prices for drilling rigs, crews and associated supplies, equipment and services. Providence cannot be certain when or if it will experience these issues and these types of shortages or price increases which could significantly decrease Providence’s profit margin, cash flow and operating results on any particular well or restrict its ability to drill additional wells.

The results of Providence’s operations depend on the production and maintenance efforts of Harding Company, a third party.

The operation of Providence’s oil and natural gas operations in Comanche, Hamilton and prospectively Val Verde Counties will be dependent on an independent local operator, Harding Company. The fact that Providence is dependent on operations of a third party to produce revenue from its oil and natural gas assets could restrict its ability to generate a net profit on operations.

Oil and natural gas prices are volatile, and any substantial decrease in prices could cause Providence to continue to operate at a loss.

Providence’s future financial condition, results of operations and the carrying value of its oil and natural gas properties will depend primarily upon the prices it receives for production. Oil and natural gas prices historically have been volatile and are likely to continue to be volatile in the future. Providence’s cash flow from operations will be highly dependent on the prices that it receives for oil and natural gas. This price volatility also affects the amount of Providence’s cash flow available for capital expenditures and its ability to borrow money or raise additional capital. The prices for oil and natural gas are subject to a variety of additional factors that are beyond the Corporation’s control. These factors include:

|X| the level of consumer demand;

|X| the domestic supply;

|X| domestic governmental regulations and taxes;

|X| the price and availability of alternative fuel sources;

|X| weather conditions; and

|X| market uncertainty.

These factors and the volatility of the energy markets generally make it extremely difficult to predict future oil and natural gas price movements with any certainty. Declines in oil and natural gas prices would not only reduce future revenue, but could reduce the amount of oil and natural gas that Providence can produce economically and, as a result, could cause it to continue to operate at a loss. Should the oil and natural gas industry experience significant price declines, Providence may, among other things, be unable to meet its financial obligations.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events, future financial performance or projected business results and involve known and unknown risks and uncertainties. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will” or other similar words. The following list identifies some of the factors that could cause actual results to differ from those expressed or implied from the forward-looking statements:

|X| our anticipated financial performance and business plan;

|X| the sufficiency of existing capital resources;

|X| our ability to raise additional capital to fund cash requirements for future operations;

|X| uncertainties related to the Corporation’s future business prospects with Providence;

|X| uncertainties related to Providence’s future business prospects;

|X| the ability of the Corporation to generate revenues to fund future operations;

|X| the volatility of the stock market; and

|X| general economic conditions.

The Corporation’s and Providence’s forward-looking statements are based on their respective management’s beliefs and assumptions extracted from information available to management at the time the statements are made. Management cautions you that assumptions, beliefs, expectations, intentions and projections about future events may, and often do, vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by the forward-looking statements.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE CORPORATION'S NAME

The Corporation’s board of directors executed a written consent authorizing and recommending that stockholders approve a proposal to change the Corporation’s name from “Healthbridge, Inc.” to “Providence Resources, Inc.” believing that the new name will promote public recognition of the Corporation and more accurately reflect our post-acquisition business focus. We are planning to shift our focus, as per Proposal 2, to exploring and developing oil and gas in Texas. In adopting the new name, we believe that we will better represent the Corporation’s business plan within the oil and gas industry.

On April 10, 2006, the Corporation’s board of directors approved an amendment to Article One of the Amended and Restated Articles of Incorporation to change the name of the Corporation from “Healthbridge, Inc.” to “Providence Resources, Inc.” The directors also directed that the amendment be submitted for approval by the Corporation’s stockholders as required by Texas Business Corporation Act, Article 4.02. The full text of the proposed amendment to the first paragraph of Article One of the Amended and Restated Articles of Incorporation is as follows:

“ARTICLE ONE

        The name of the corporation is Providence Resources, Inc.”

If this proposal and Proposal 2 are approved by the stockholders at the Special Meeting, the Corporation will file an amendment to the Amended and Restated Articles of Incorporation for the purpose of effecting the name change. This amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Texas, which is expected to take place shortly after the Special Meeting.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon at the meeting, assuming a quorum is present. Approval also requires the approval of Proposal 2. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO CHANGE THE CORPORATION’S NAME FROM “HEALTHBRIDGE, INC.” TO “PROVIDENCE
RESOURCES, INC.”

PROPOSAL 2

RATIFICATION OF THE SECURITIES EXCHANGE AGREEMENT

AND THE NOTE EXCHANGE AGREEMENT

The Corporation’s board of directors executed a written consent authorizing and recommending that stockholders ratify the execution of both (i) the Securities Exchange Agreement dated April 10, 2006, between the Corporation, Providence, and the membership unit-holders of Providence, and (ii) the Note Exchange Agreement dated April 10, 2006, between the Corporation and the holders of certain promissory notes issued by Providence. The ratification of these agreements will cause the Corporation to acquire Providence. The acquisition of Providence will shift the Corporation’s focus to the exploration and development of oil and gas interests in Texas.

If this proposal is approved by the stockholders at the Special Meeting, the Corporation will thereafter (i) close the Securities Exchange Agreement issuing 4,286,330 shares to the membership unit-holders of Providence, on a pro rata basis, in exchange for the membership unit-holders transferring 1,250,000 membership units of Providence to the Corporation, and (ii) close the Note Exchange Agreement issuing 12,213,670 shares to the holders of the promissory notes issued by Providence, on a pro rata basis, in exchange for the holders of the promissory notes assigning, transferring and setting over their promissory notes to the Corporation. These actions will effectively make Providence a wholly owned subsidiary of the Corporation. The directors directed that the agreements be submitted for approval by the Corporation’s stockholders as required by Texas Business Corporation Act, Article 5.02.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon at the meeting, assuming a quorum is present.  Approval also requires the approval of Proposal 3.  Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFYING THE SECURITIES EXCHANGE AGREEMENT AND THE NOTE EXCHANGE AGREEMENT.

FURTHER INFORMATION REGARDING PROPOSAL 2

ACQUISITION

Proposal 2 concerns the Corporation’s acquisition of Providence as a wholly owned subsidiary pursuant to two concurrent transactions: the Securities Exchange Agreement and the Note Exchange Agreement.

TERMS OF THE TRANSACTIONS

The Securities Exchange Agreement

Upon the terms and subject to the conditions of the Securities Exchange Agreement, dated April 10, 2006, the unit-holders of Providence’s membership units will exchange 1,250,000 or 100% of the outstanding membership units for 4,286,330 shares of the Corporation, approximately 9% of the issued and outstanding shares, which shares will be distributed to Providence’s unit-holders on a pro rata basis on the closing date.

The Note Exchange Agreement

Upon the terms and subject to the conditions of the Note Exchange Agreement, dated April 10, 2006, the holders of the promissory notes issued by Providence will assign the notes to the Corporation for 12,213,670 shares of the Corporation, approximately 25% of the issued and outstanding shares, which shares will be distributed to promissory note holders as identified in Exhibit A of  the Note Exchange Agreement, attached hereto as Exhibit 2, according to their respective interests in the notes on the closing date. The aggregate principal and accrued interest of the promissory notes was $1,524,454 and $54,222 respectively at June 30, 2006.

Closing of the Transactions

If ratified, the closing of the Securities Exchange Agreement and the Note Exchange Agreement shall take place on September 29, 2006, at the offices of the Corporation, following the Special Meeting.

Conditions Precedent To The Transactions

The closing of the Securities Exchange Agreement and the Note Exchange Agreement depends on the satisfaction or waiver of a number of conditions, including conditions relating to:

|X| stockholder approval of the Securities Exchange Agreement and the Note Exchange Agreement;

|X| the concurrent consummation of the Securities Exchange Agreement and the Note Exchange Agreement;

|X| the closing, as amended, on or before September 30, 2006;

|X| the Corporation’s fulfillment of the commitment to loan Providence up to $5,000,000 by the closing date for the purpose of funding Providence’s purchase of oil, gas, and mineral interests and ongoing exploration and development obligations under the Joint Exploration Agreement and the Agreement of Purchase and Sale; and

|X| the receipt and provision of closing documentation and securities on the closing date.

Representations and Warranties within the Transactions

The Corporation and Providence represent and warrant a number of conditions within the Securities Exchange Agreement and the Note Exchange Agreement, including the following:

|X| all of the parties have the requisite authority to execute the agreements;

|X| no parties have any legal conflicts; and

|X| the Corporation and Providence will go about their business in an ordinary fashion until the closing of the Agreements.

Interests of Our Executive Officer and Directors in the Transactions

Our executive officer and directors may have interests in the acquisition that may be different from, or similar to, yours, including the following:

|X| Nora Coccaro, the executive officer and a director of the Corporation, owns 353,500 shares of the Corporation but will receive no additional shares on the close of the transactions and therefore has a similar interest to her fellow stockholders; and

|X| Marcus Muller, a director of the Corporation, owns 5,023,435 shares of the Corporation and will receive 2,160,949 additional shares on the closing of the Note Exchange Agreement as Mr. Muller is a promissory note holder and therefore has a special interest in the transactions closing. Mr. Muller’s promissory note is valued at $242,511. Should the Corporation’s stockholders approve the acquisition of Providence, Mr. Muller’s personal stockholdings in the Corporation will increase by 43% to 15% of the Corporation’s issued and outstanding common shares.

Change of Control

Following the close of the transactions, our present stockholders’ shares of common stock will be diluted by the issuance of 16,500,000 shares, which dilution will not constitute a change of control since the Corporation’s current stockholders will retain approximately 66% of the issued and outstanding common shares after the issuance while the unit holders and Providence note holders will acquire approximately 34% of the Corporation’s issued and outstanding common shares. Additionally, the close of the transactions will not cause the appointment of new officers or directors to the Corporation.

The Consideration Offered to Stockholders

        There is no consideration being offered to stockholders.

The Reasons for Engaging in the Transaction

Due to a lack of any significant commercial success with our medical waste sterilization technology the Corporation decided to consider alternative business opportunities in an effort to bring value to our shareholders. One of our directors, Markus Muller, introduced us to Providence as an opportunity in the oil and gas sector. Despite the fact that our business prior to entering into discussions with Providence was quite different from our intended business, the Corporation believed that Mr. Muller’s experience with Providence in the oil and gas sector, Providence’s relationship with oil and gas expertise in Texas, and the current national interest in energy exploration were sufficient justification to enter into a letter of intent to acquire Providence.

Mr.  Muller’s experience in the oil and gas industry was initiated in 1994 when he was involved in the financing of Harken Energy Corporation (AMEX: HEC). He has since been active in financing other oil and gas companies world-wide. Mr. Muller has known Abe Janz, a principal and the president of Providence for over six years. Mr. Muller and Mr. Janz first began a working relationship with an attempt to acquire 19,000 acres of Barnet Shale leases in late 2003 and early 2004. The endeavour ultimately failed to attract the necessary financing and was abandoned. Subsequently, in July of 2005, Mr. Muller assisted Mr. Janz with the financing of Providence for the purpose of purchasing drilling and service rigs to provide drilling services in Texas

We remain intent on obtaining stockholder approval to acquire Providence to engage the Corporation in the exploration, development and prospectively the production of oil and gas.

The Vote Required For Approval of the Transaction

Approval of this proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock present at the meeting, either in person or by proxy, assuming a quorum is present. The quorum for the Special Meeting will be the majority of the issued and outstanding shares of common at the record date of the meeting, September 12, 2006. Abstentions will have the same effect as a vote against this proposal. The directors of the Corporation hold 5,376,935 shares of common stock, approximately 17% of the issued and outstanding shares, and plan to vote “for” Proposal 2.

Material Differences in the Rights of Security Holders as a Result Of the Transaction

There will be no material differences in the rights of security holders as a result of the acquisition.

Accounting Treatment of the Transaction

The acquisition will be accounted for under the purchase method of accounting, in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences of the Transaction

Our stockholders will not recognize gain or loss as a result of the Securities Exchange Agreement or the Note Exchange Agreement because each will hold the same shares of our common stock after the exchange as they held before the acquisition. The acquisition will not affect the adjusted bases and holding periods of the shares of our common stock held by the Corporation’s stockholders.

In addition, neither the Corporation nor Providence will recognize any gain or loss as a result of the Securities Exchange Agreement as the valuation of the Providence membership units will be deemed equivalent to the valuation of the Corporation’s shares. Therefore, the acquisition of Providence will be deemed by the parties to be  tax free.

REGULATORY APPROVALS

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS

The Board of Directors of the Corporation has obtained a fairness opinion from an unaffiliated financial advisor, Bruce Lazier, in connection with the transactions. He is the principal of Ispyoil, LLC, an institutional energy research and investment banking boutique focused on smaller publicly traded exploration and production companies. Ispyoil, LLC, specializes in raising capital and offering merger and acquisition advisory services, valuations, and fairness opinions. The Corporation selected Ispyoil, LLC, upon the recommendation of Christian Russenberger, one of our shareholders. No material relationship has existed in the past two years or is mutually understood to be contemplated and no compensation has been or will be received as a result of the relationship between Mr. Lazier, his affiliates, or any unaffiliated representative and the Corporation and its affiliates, other than the fee in the amount of $25,000, paid in consideration for the fairness opinion.

Mr.  Lazier’s fairness opinion dated March 27, 2006, advised the Corporation and the Corporation’s board of directors, that the prospective acquisition of Providence was fair to the Corporation and the Corporation’s stockholders from a financial viewpoint and expressed no opinion as to the merits of the underlying decision to engage in the transactions. This opinion was reached after Mr. Lazier had conducted such analyses, investigations, research and weighing of assumptions considered by him to be appropriate to the circumstances without the benefit of proven oil and gas reserves or other quantifiable information. Due to the nature of the transactions the methodology employed by Mr. Lazier in formulating his opinion was limited to:

|X| Reviewing the financial statements of each company. The Corporation's financial statements disclose assets consisting of cash and a promissory note from Providence and liabilities of an approximately equivalent amount in long term debt borrowed to capitalize Providence. Although quoted as a registered trading public company the Corporation can otherwise be described as a "shell" company. Providence's financial statements disclose assets consisting of oil and gas leasehold interests acquired with capital provided by the Corporation secured by a promissory note and an option to acquire additional oil and gas leasehold interests. None of Providence's oil and gas leasehold interests has produced oil or gas to date and all require exploration and development. Providence is a start up company in the early stages of development. The value of Providence as a going concern was not considered as there was not adequate information available for such an analysis.

|X| Evaluating the prospective value of those oil and gas leasehold interests acquired by Providence. Since Providence’s oil and gas leasehold interests consist of unproved oil and gas properties the value of those properties was considered with reference to available information from both public and private sources as to the prospective development of oil and gas interests within the Barnett Shale and Marble Falls Limestone formations (Hamilton and Comanche County leases) and on the Carson Cole Prospect in Val Verde County, Texas. The information considered included meetings with the Corporation’s management and the principals of Providence, attendance at presentations held by Harding Company on the Marble Falls Limestone and Barnett Shale formations and by Global Mineral Solutions, LLC., on the Carson Cole Prospect with full access to any information available to either company or their advisors.

|X| Considering the affect of dilution on the Corporation’s existing stockholders. The Securities Exchange Agreement and the Note Exchange Agreement provide that an aggregate of 16,500,000 shares of the Corporation’s common stock will be issued on the closing of the transactions contemplated in these agreements. The Corporation’s current stockholders would retain approximately 50% of the outstanding common stock with the purchase of Providence (65% as of June 30, 2006) and in exchange acquire Providence’s existing oil and gas lease hold interests and the right to acquire additional properties.

|X| Taking into account the current state of the domestic and international oil and gas industry in combination with other economic, general business and financial conditions prevailing as of the date of rendering an opinion.

|X| Assuming the completeness, accuracy and fair presentation of all financial and other information, data, advice, opinions and representations obtained from public and private sources or otherwise obtained pursuant to his engagement.

|X| Concluding that the acquisition of Providence would be fair to the Corporation’s current stockholders as the opportunities attendant to developing Providence’s oil and gas lease hold interests outweighed those interests impacted by a decision not to close the detailed transactions.

The Corporation gave no instructions to Mr. Lazier through the course of the transaction’s review. Mr. Lazier was not denied any information from either the Corporation or Providence in connection with the scope of his investigation.

Mr.  Lazier’s engagement letter specified that the fairness opinion was to be delivered exclusively to the Corporation and its board of directors for their sole benefit. The effect of this limitation being that although Mr. Lazier has consented to the use of his fairness opinion in this proxy statement, his opinion should not be relied upon by the Corporation’s stockholders in reaching any decision as to whether the Corporation should proceed with the considered transactions. The legal effect of this limitation as a defense to stockholder reliance on Mr. Lazier’s fairness opinion, in the event of dispute, would need to be resolved by a court of competent jurisdiction. Any resolution of the availability of such a defense would have no effect on the rights and responsibilities of the Corporation’s board of directors under applicable state law. Texas state law does not specifically address whether this limitation may be relied upon as a defense. However, in the event that a court of competent jurisdiction determines that a state law limitation defense does exist to shield Mr. Lazier’s from liability to the Corporation’s stockholders due to reliance on his fairness opinion, such defense would have no effect on the rights and responsibilities of either Mr. Lazier or the Corporation’s board of directors under federal securities laws.

Mr.  Lazier’s fairness opinion attached as Exhibit 3, will be made available for inspection and copying at the principal executive offices of the Corporation during its regular business hours by any interested stockholder, or representative who has been so designated in writing, and may be transmitted to any interested stockholder upon written request and at the expense of the requesting stockholder.

HEALTHBRIDGE, INC.

DESCRIPTION OF BUSINESS

Corporate History

The Corporation was incorporated under the laws of the State of Texas on February 17, 1993 as “GFB Alliance Services, Inc.” The Corporation has since undergone several name changes and on May 13, 1999, pursuant to an amendment to its articles of incorporation, adopted the name “Healthbridge, Inc.”

During early 2002 the Corporation acquired exclusive ownership of the Valides® Modular Infectious Waste Disposal System and the Medides System. Prior to year end 2005 we decided to discontinue all operations connected to the Valides® Modular Infectious Waste Disposal System and the Medides System due to our inability to successfully commercialize this technology.

On November 18, 2005, the Corporation entered into a letter of intent with Providence, which considered a stock exchange for the Corporation’s acquisition of Providence subject to the parties satisfaction of certain conditions precedent to the acquisition, namely, the Corporation’s obligation to loan Providence up to $5,000,000 to fund its oil and gas exploration and development activities and lease purchases, and the execution of a definitive agreement. A secured promissory note (“Note”) was executed on December 1, 2005, to secure the Corporation’s financing obligation. Definitive agreements to acquire Providence were executed on April 10, 2006.

The Corporation is determined to enter into the exploration, development and production of oil and gas resources with the acquisition of Providence. Should the Corporation’s stockholders reject our intended acquisition of Providence our plan of operation will be to seek alternative business combinations or acquisitions to create value for our stockholders.

Employees

The Corporation is a development stage company and currently has no employees. Our executive officer devotes as much time to the affairs of the Corporation as she deems necessary. Our management uses consultants, attorneys, and accountants to assist in the conduct of the Corporation’s business.

DESCRIPTION OF PROPERTY

The Corporation currently maintains limited office space for which we pay not rent. The address of the Corporation’s office is 1066 West Hastings Street Suite 2610, Vancouver, B.C., Canada V6E 3X2.

LEGAL PROCEEDINGS

The Corporation is currently not a party to any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Corporation’s common stock is quoted on the Over the Counter Bulletin Board, a service maintained by the National Association of Securities Dealer, Inc. under the symbol, “HHBR”. Trading in the common stock over-the-counter market has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions. These prices reflect inter-dealer prices without retail mark-up, mark-down, or commission, and may not necessarily reflect actual transactions. The high and low bid prices for the common stock for the quarters ended June 30 and March 31, 2006, and each quarter of the years ended December 31, 2005 and 2004 are as follows:

--------------- ---------------------------------------- ----------------- ----------------
                             QUARTER ENDED               HIGH              LOW
YEAR
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2006                       June 30                       $2.50             $0.96
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2006                       March 31                      $0.96             $0.48
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2005                      December 31                    $0.85             $0.15
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2005                     September 30                    $0.25             $0.15
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2005                        June 30                      $0.23             $0.20
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2005                       March 31                      $0.26             $0.20
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2004                      December 31                    $0.20             $0.09
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2004                     September 30                    $0.12             $0.09
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2004                        June 30                      $0.32             $0.12
--------------- ---------------------------------------- ----------------- ----------------
--------------- ---------------------------------------- ----------------- ----------------
     2004                       March 31                      $0.75             $0.30
--------------- ---------------------------------------- ----------------- ----------------

Common Stock

As of September 12, 2006, there were approximately 216 stockholders of record holding a total of 31,366,327 shares of common stock. The board of directors believes that the number of beneficial owners is substantially greater than the number of record holders because a portion of our outstanding common stock is held in broker “street names” for the benefit of individual investors. The holders of the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Preferred Stock

The Corporation’s preferred stock may have such rights, preferences and designations and may be issued in such series as determined by the board of directors. No shares were issued and outstanding at September 12, 2006.

Dividends

The Corporation has not declared any cash dividends since inception and does not anticipate paying any dividends in the foreseeable future. The payment of dividends is within the discretion of the board of directors and will depend on the Corporation’s earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Corporation’s ability to pay dividends on its common stock other than those generally imposed by applicable state law.

MANAGEMENT’S PLAN OF OPERATION

The following discussion and analysis of the Corporation’s financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes and the other financial information appearing elsewhere in this proxy statement. Our fiscal year end is December 31.

The Corporation is currently involved in business opportunities related to the exploration, development and production of oil and gas resources and intends to acquire Providence pursuant to the terms and conditions of the Securities Exchange Agreement and the Note Exchange Agreement on obtaining stockholder approval.

Should the Corporation’s stockholders reject our intended acquisition of Providence, our plan of operation will be to seek alternative business combinations or acquisitions to create value for our stockholders.

The Corporation’s short term plan of operations is to complete the acquisition of Providence and to explore and develop Providence’s oil and gas prospects. The Corporation’s long term plan of operations is to expand exploration and development efforts in Texas and to produce oil and gas from Providence’s leasehold interests.

Results of Operations

During the six month period ended June 30, 2006, we were involved in finalizing those agreements pertaining to the intended acquisition of Providence and raising additional capital by way of common stock offerings to fund the exploration, development and eventual production from those properties Providence has under lease.

The following Results of Operations are based on our interim and annual financial statements prepared under US GAAP.

We expect to recognize revenues within the next twelve months of operation subject to the closing of the acquisition of Providence and the successful realization of oil and gas production from exploration and development activities. However, our stockholders may not approve the acquisition of Providence and the oil and gas exploration and development activities on the Providence leases may never produce revenue.

Historically, the Corporation has not been able to generate sufficient cash flow from operations to sustain our business and we may never be able to generate sufficient cash flows to sustain operations. The Corporation’s business development strategy is prone to significant risks and uncertainties certain of which can have an immediate impact on our efforts to realize positive net cash flow and deter any future prospect of growth. The Corporation’s financial condition and results of operations have depended historically on debt and equity financing from related parties.

The Corporation believes that any expectation of achieving profitably in the near term will require the closing of the acquisition of Providence and a significant increase in debt or equity to pursue the development of oil and gas resources. However, the Corporation can offer no assurance that the acquisition of Providence will be completed or that significant debt or equity funding will be available to the Corporation over the next twelve months. Should the Corporation fail to develop its operations over the next twelve months, ordinary expenses may compromise the Corporation’s ability to fulfill its anticipated plan of operation.

Losses

Net losses for the three month period ended June 30, 2006, increased to $1,616,667 from $325,661 for the three month period ended June 30, 2005. Net losses for the six month period ended June 30, 2006, increased to $1,704,804 from $382,931 for the six month period ended June 30, 2005. The increase in net losses over the comparative three and six month periods can be primarily attributed to an increase in general and administrative expenses and an increase in interest expense. We did not generate any revenues during this period.

For the period from February 17, 1993 to December 31, 2005, the Corporation recorded an accumulated operating loss of $7,130,637. The Corporation’s losses during this period are primarily attributable to general and administrative expenses totaling $3,326,269, as well as losses from discontinued operations totaling $3,407,279. General and administrative expenses include consulting fees, professional fees, and accounting costs.

We may continue to operate at a loss through fiscal 2006 due to the nature of the Company’s prospective oil and gas exploration and development operations and cannot determine whether we will ever generate revenues from operations. We do however expect to generate future revenues in the event that Providence is successful in oil and gas exploration activities.

Expenses

General and administrative expenses for the three month period ended June 30, 2006 increased to $520,766 from $63,772 for the three month period ended June 30, 2005. General and administrative expenses for the six month period ended June 30, 2006 increased to $619,572 from $117,023 for the six month period ended June 30, 2005. The increase in general and administrative expenses over the three and six month periods can be attributed to legal, consulting and accounting costs associated with the prospective transaction. The Corporation expects that general and administrative expenses will continue to increase as the Corporation expands its operations.

For the period from February 17, 1993 to December 31, 2005, the Corporation recorded general and administrative expenses totaling $3,326,269.

Depreciation expenses for the three months ended June 30, 2006 were $0. Depreciation expenses for the six months ended June 30, 2006 were $1,019.

Depreciation expenses for the twelve months ended December 31, 2005 were $419.

Capital Expenditures

The Corporation spent no amounts on capital expenditures for the period from February 17, 1993 (inception) to June 30, 2006.

Income Tax Expense (Benefit)

The Corporation has an income tax benefit resulting from net operating losses to offset any future operating profit. However, the Corporation has not recorded this benefit in the financial statements as it may not meet the accounting criteria to do so.

Impact of Inflation

The Corporation believes that inflation has had a negligible effect on operations over the past three years. The Corporation believes that it can offset inflationary increases by improving operating efficiencies.

Liquidity and Capital Resources

The Corporation had current assets and total assets of $12,244,973 as of June 30, 2006. These assets consisted of cash on hand of $6,801,018, promissory notes receivable from Providence totaling $5,403,954, including accrued interest. Net stockholders equity in the Corporation was $8,447,459 at June 30, 2006.

The Corporation had current assets of $5,127,339 and total assets of $5,128,358 as of December 31, 2005. These assets consisted of cash on hand of $2,035,438, promissory notes receivable from Providence totaling $3,091,901, and property and equipment totaling $1,019. Net stockholders equity in the Corporation was $1,288,288 at December 31, 2005.

On November 28, 2005 the Corporation authorized the issuance of seven debentures for an aggregate amount of $3,320,000 bearing 7% interest due on November 30, 2010 convertible into our common stock at any time before the due date at $0.35 a share.

On November 28, 2005 the Corporation authorized the issuance of 6,270,000 shares of our common stock for an aggregate amount of $1,881,000 or $0.30 a share.

On December 1, 2005, we executed a Secured Revolving Replacement Promissory Note (“Note”) with Providence to loan Providence up to $5,000,000 to acquire oil, gas and mineral leasehold interests and to fund exploration and development. We have advanced $5,244,076 to Providence pursuant to the Note as of June 30, 2006. The Note bears interest at 7% per annum and is to be paid in full by December 1, 2006. As of June 30, 2006, the Note had accrued interest of $159,878. In the event that our stockholders approve Proposal 2, the Note will be consolidated as an inter-company loan and remain due from Providence to the Corporation.

On April 20, 2006, the Corporation commenced Regulation D and Regulation S equity financings to raise up to $10,000,000. The offerings consisted of $6.00 units; each unit comprised of 10 common shares and 5 common share purchase warrants. The warrants are exercisable at $1.00 for a period of 3 years from the date of grant. We offered the shares pursuant to an exemption from registration provided by Regulation D, Rule 506, for shares sold in the United States to accredited investors, and an exemption from registration provided by Regulation S for shares sold abroad. On July 21, 2006, the Corporation closed the financings having raised an aggregate of $7,971,972. On July 25, 2006, the Corporation authorized the issuance of 13,286,620 shares and granted 6,643,310 warrants. The share issuances resulted in a dilution to existing shareholders of approximately 43%. The Corporation is to pay brokers a commission on proceeds from the offering of approximately $425,000 in cash and approximately 327,000 share purchase warrants at a purchase price of $0.72. The Corporation proposes to use the proceeds from the offering in the following estimated amounts: $6,550,000 for oil and gas exploration and development costs, $775,000 for general working capital, $425,000 for commissions, $260,000 for salaries and consulting fees, and $50,000 for legal and transfer agent fees. Actual expenditures of the proceeds of the offering may differ substantially from the estimated use of proceeds.

The Corporation had a working capital surplus of $12,017,459 as of June 30, 2006, as compared to a working capital surplus of $4,932,269 as of December 31, 2005.

The Corporation believes that our current assets are sufficient to conduct our plan of operation over the next twelve (12) months. Additional funding, if needed to explore and develop the Providence lease interests, may not be available to the Corporation on acceptable terms or available at all. Our inability to obtain funding, as necessary, would stifle the development of our plan of operation.

The Corporation has no current plans for the purchase or sale of any plant or equipment.

The Corporation has no current plans to make any changes in the number of employees.

Critical Accounting Policies

In the notes to the audited consolidated financial statements for the year ended December 31, 2005 included in the Corporation’ Form 10-KSB, the Corporation discusses those accounting policies that are considered to be significant in determining the results of operations and its financial position. The Corporation believes that the accounting principles utilized by it conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, the Corporation evaluates its estimates, including those related to bad debts, inventories, intangible assets, warranty obligations, product liability, revenue, and income taxes. The Corporation bases its estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Going Concern

The Corporation’s audit expressed substantial doubt as to our ability to continue as a going concern as a result of reoccurring losses, lack of revenue generating activities and an accumulated deficit of $9,153,101 as of December 31, 2005, which increased to $10,858,659 at June 30, 2006. The continuation of the Corporation’s operations is dependent upon the continuing financial support of creditors and stockholders, obtaining short and long term financing, and achieving profitability. These conditions and dependencies raise substantial doubt about our ability to continue as a going concern.

Management’s plan to address the Corporation’s ability to continue as a going concern, include: (i) acquiring the oil and gas exploration, development and prospective production operations of Providence; (ii) raising additional funds to capitalize the operations of Providence in the form of debt or equity; and (iii) converting outstanding debt to equity. The successful outcome of these activities cannot be determined at this time, and there is no assurance that, if achieved, the Corporation would then have sufficient funds to execute its intended business plan or generate positive operating results.

PROVIDENCE EXPLORATION, LLC

DESCRIPTION OF BUSINESS

Oil and Gas Business

Providence was organized in Texas as a limited liability company on July 12, 2005 and is an exploration stage company. Providence has no proved oil or gas reserves as its properties are in the very early stages of development.

Providence is engaged in three lines of business: (1) oil and gas exploration, (2) acquiring, refurbishing and selling drilling and service rigs, and (3) providing drilling services. The oil and gas exploration activities are conducted for Providence in Comanche and Hamilton Counties, Texas, and in Val Verde County, Texas by Harding Company. The drilling rig acquisition and sales business and the drilling services business are conducted through Providence’s wholly owned subsidiary PDX Drilling I, LLC (“PDX”) in Young County, Texas.

Providence’s address is 100 Crescent Court, 7th Floor, Dallas, Texas, 75201. Providence’s telephone number is (214) 695-5848

Comanche and Hamilton Counties

Structure of Transaction.

On October 1, 2005, Providence executed a Joint Exploration Agreement with Harding Company to purchase interests in approximately 6,272 acres of oil and gas leases located in Comanche and Hamilton Counties, Texas, in exchange for $3,136,273. Providence acquired a 90% working interest while Harding Company retained a 10% working interest in the leases. Providence has the right to earn a 68.4% net revenue interest by fulfilling its financial commitments. Pursuant to the Joint Exploration Agreement, Harding Company will conduct seismic research on the lands covered by the project, make recommendations on drill site locations, and drill and operate wells located within the project. Providence will be responsible for one hundred percent (100%) of the costs associated with conducting the seismic program, drilling, and completing the wells on the project. Harding Company will share ten percent (10%) of the expenses relating to the shipment of gas produced from project wells. Through this arrangement, Providence intends to develop and produce oil and gas from the Marble Falls and Barnett Shale formations in prospect specific areas of the Fort Worth basin.

Harding Company.

Harding Company (www.hardingcompany.com) is a 52 year old, Dallas-based oil and gas exploration, development and operating company. While it has conducted operations throughout Texas and the region, it is currently primarily engaged in conducting operations in the Barnett Shale. Harding Company has extensive experience in implementing three dimensional seismic and horizontal drilling techniques.

Development Activities to Date.

Since executing the Joint Exploration Agreement, Providence and Harding Company have completed the acquisition of leases covering the project and seismic operations. Based on the results of the seismic operations, Providence acquired an additional 1,102.53 acres and identified the first three drill sites. Leases covering the additional lands were purchased for $330,751.50 in early July and bring the total acreage covered by the project to 7,374 acres. Harding commenced drilling in June and will now focus on post drilling “fracing” – the fracturing geologic formations which open up pathways for the oil or gas to flow to the well. A full evaluation of the initial prospects is expected in late September or early October.

Timetable for Activities.

  --------------------- ------------- ------------ ------------ ------------ ------------ ------------
  2006                      July        August      September     October     November     December
  --------------------- ------------- ------------ ------------ ------------ ------------ ------------
  --------------------- ------------- ------------ ------------ ------------ ------------ ------------

    # Of Wells               3                                       2            1
  --------------------- ------------- ------------ ------------ ------------ ------------ ------------
  --------------------- ------------- ------------ ------------ ------------ ------------ ------------
    Land                    $330,757
    Drill and Complete    $3,535,920                             $1,660,920   $1,875,000
  --------------------- ------------- ------------ ------------ ------------ ------------ ------------

  TOTALS                  $3,866,677                  $882,000   $1,660,920   $1,875,000
  --------------------- ------------- ------------ ------------ ------------ ------------ ------------

  --------------------- ------------- ------------ ------------ ------------ ----------- ------------- --------------
  2007                    January      February       March        April        May          June       Grand Total
  --------------------- ------------- ------------ ------------ ------------ ----------- ------------- --------------
  --------------------- ------------- ------------ ------------ ------------ ----------- ------------- --------------

    # Of Wells                                                                                               6
  --------------------- ------------- ------------ ------------ ------------ ----------- ------------- --------------
  --------------------- ------------- ------------ ------------ ------------ ----------- ------------- --------------
    Land                                                                                                      $330,757
    Drill and Complete                                                                                      $7,071,840
  --------------------- ------------- ------------ ------------ ------------ ----------- ------------- --------------

  TOTALS                                                                                                    $7,402,597
  --------------------- ------------- ------------ ------------ ------------ ----------- ------------- --------------

Val Verde County

Structure of the Transaction.

On March 30, 2006, Providence closed an Agreement for Purchase and Sale with Global Mineral Solutions, L.P., to purchase approximately 12,832 acres of oil and gas leases located in Val Verde County, Texas, in exchange for $3,849,600, of which $1,924,800 was paid in cash and $1,924,500 by a promissory note convertible into 3,500,000 shares of our common stock within 30 days of the Corporation’s acquisition of Providence. Global Mineral Solutions, L.P. retained a thirteen percent (13%) carried interest in the project that will convert to a thirteen percent (13%) working interest after the completion of the first eight wells in the project.

Description of Val Verde Target.

The Val Verde leases include multiple deep drilling targets for natural gas exploration, development and production within the Ellenberger carbonate, Strawn carbonate and Pennsylvanian-Wolfcamp sandstone reservoirs.

Harding Company Participation.

Pursuant to a Letter of Intent dated February 21, 2006, and a subsequent Letter Agreement relating thereto dated March 30, 2006, Harding Company agreed to operate and fund five percent (5%) of the proposed three dimensional seismic program that will be conducted over the project. During the program, Harding Company will be paid $25,000 per month and one hundred percent (100%) of the costs associated with obtaining third party consulting relating to the interpretation of the seismic program. In addition, Harding Company agreed to act as operator for the project, and has acquired a five percent (5%) working interest in the leases for $192,480 with an option to acquire an additional five percent (5%) working interest in the leases on or before March 31, 2007 by paying Providence an amount equal to eleven and one half percent (11.5%) of the costs associated with the operations of drilling the first eight (8) wells on the project.

Development Activities to Date.

Harding Company has scoped and prepared instructions for “seismic” activities – the location of oil through the use of sound waves projected into the earth. Providence has begun receiving bids for conducting seismic operations on the project.

Timetable for Activities.

  -------------------- ------------- -------------- ------------ ----------- ------------ -------------
  2006                     July         August       September    October     November      December
  -------------------- ------------- -------------- ------------ ----------- ------------ -------------
  -------------------- ------------- -------------- ------------ ----------- ------------ -------------

    # of wells
  -------------------- ------------- -------------- ------------ ----------- ------------ -------------
  -------------------- ------------- -------------- ------------ ----------- ------------ -------------
    3D  Seismic
    Wells
    Overhead                $25,000        $25,000      $25,000     $25,000      $25,000       $25,000
  -------------------- ------------- -------------- ------------ ----------- ------------ -------------
  -------------------- ------------- -------------- ------------ ----------- ------------ -------------

  TOTALS                    $25,000        $25,000      $25,000     $25,000      $25,000       $25,000
  -------------------- ------------- -------------- ------------ ----------- ------------ -------------

  -------------------- ------------- -------------- ------------ ----------- ------------- ----------- --------------
  2007                   January       February        March       April         May          June       Grand Total
  -------------------- ------------- -------------- ------------ ----------- ------------- ----------- --------------
  -------------------- ------------- -------------- ------------ ----------- ------------- ----------- --------------

    # of wells                                                                               1/2         1/2
  -------------------- ------------- -------------- ------------ ----------- ------------- ----------- --------------
  -------------------- ------------- -------------- ------------ ----------- ------------- ----------- --------------
    3D  Seismic          $1,950,000     $1,950,000      $50,000     $50,000                               $4,000,000
    Wells                                                                                  $2,250,000     $2,250,000
    Overhead                $25,000        $25,000      $25,000     $25,000       $25,000     $25,000       $300,000
  -------------------- ------------- -------------- ------------ ----------- ------------- ----------- --------------
  -------------------- ------------- -------------- ------------ ----------- ------------- ----------- --------------

  TOTALS                 $1,975,000     $1,975,000      $75,000     $75,000       $25,000  $2,275,000     $6,550,000
  -------------------- ------------- -------------- ------------ ----------- ------------- ----------- --------------

Acquisition and Disposition of Drilling and Service Rigs

PDX is involved in the acquisition, refurbishment and sale of drilling and service rigs, in addition to providing drilling services. Drilling rigs are used to drill oil and gas wells while service rigs are used to rework and maintain existing oil and gas wells. Since inception, PDX has acquired one drilling rig, two service rigs, and the basic components to build two additional drilling rigs. They have also sold one service rig and one drilling rig. PDX believes that the increased drilling activity in the Barnett Shale region has and will continue to expand demand for drilling and service rigs in that area. Therefore, PDX intends to continue to purchase used rigs for refurbishment and sale or for providing drilling services on a contract basis.

Provision of Drilling Services

During the last half of 2005 and the first calendar quarter of 2006, PDX provided drilling services to operators in the Graham, Texas, area. During such period, PDX drilled four wells and serviced a number of existing wells with the service rigs. PDX’s management has determined that the labor costs caused by a shortage of qualified personnel, equipment maintenance costs and general overhead were in excess of that anticipated which has lead to losses from such operations. Therefore, PDX has determined to limit its drilling services to testing operations in conjunction with its more attractive refurbishment and resale activities.

Competition

The oil and gas business in Texas is highly competitive. Providence competes with over 1,000 independent companies, many with greater financial resources and larger staffs than those available to Providence. Texas hosts approximately 40 significant independent operators including Marathon Oil, Houston Exploration Company and Newfield Exploration Company in addition to over 950 smaller operations with no single producer dominating the area. Major operators such as Exxon, Shell Oil, ConocoPhillips, Mobil and others that are considered major players in the oil and gas industry retain significant interests in Texas. Providence believes it can successfully compete against the independent companies by focusing its efforts on the efficient development of its leases.

Marketability

The products to be sold by Providence, oil and natural gas, are commodities purchased by many distribution and retail companies. Crude oil can be sold whenever it is produced subject to transportation cost. Natural gas requires transportation from point of production to the purchaser by pipeline.

Government Regulation of Exploration and Production

Providence’s oil and gas exploration, including future production and related operations are subject to extensive rules and regulations promulgated by federal and state agencies. Failure to comply with such rules and regulations can result in substantial penalties. The regulatory burden on the oil and gas industry adds to Providence’s cost of doing business and affects its profitability. Because such rules and regulations are frequently amended or interpreted differently by regulatory agencies, Providence is unable to accurately predict the future cost or impact of complying with such laws.

Providence’s oil and gas exploration and future production operations are and will be affected by state and federal regulation of gas production, federal regulation of gas sold in interstate and intrastate commerce, state and federal regulations governing environmental quality and pollution control, state limits on allowable rates of production by a well or pro-ration unit and the amount of gas available for sale, state and federal regulations governing the availability of adequate pipeline and other transportation and processing facilities, and state and federal regulation governing the marketing of competitive fuels. For example, a productive gas well may be “shut-in” because of an over-supply of gas or lack of an available gas pipeline in the areas in which Providence may conduct operations. State and federal regulations generally are intended to prevent waste of oil and gas, protect rights to produce oil and gas between owners in a common reservoir, control the amount of oil and gas produced by assigning allowable rates of production and control contamination of the environment. Pipelines are subject to the jurisdiction of various federal, state and local agencies.

Many state authorities require permits for drilling operations, drilling bonds and reports concerning operations and impose other requirements relating to the exploration and production of oil and gas. Such states also have ordinances, statutes or regulations addressing conservation matters, including provisions for the unitization or pooling of properties, the regulation of spacing, plugging and abandonment of wells, and limitations establishing maximum rates of production from wells. However, no Texas regulations provide such production limitations with respect to Providence’s operations.

Environmental Regulation

The recent trend in environmental legislation and regulation has been generally toward stricter standards, and this trend will likely continue. Providence does not presently anticipate that it will be required to expend amounts relating to future oil and gas production operations that are material in relation to its total capital expenditure program by reason of environmental laws and regulations, but because such laws and regulations are subject to interpretation by enforcement agencies and are frequently changed by legislative bodies, Providence is unable to accurately predict the ultimate cost of such compliance for 2006.

Providence is subject to numerous laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection. These laws and regulations may require the acquisition of a permit before drilling commences, restrict the types, quantities and concentration of various substances that can be released into the environment in connection with drilling and production activities, limit or prohibit drilling activities on certain lands lying within wilderness, wetlands, and areas containing threatened and endangered plant and wildlife species, and impose substantial liabilities for unauthorized pollution resulting from Providence’s operations.

The following environmental laws and regulatory programs appear to be the most significant to Providence’s operations in 2006:

Clean Water and Oil Pollution Regulatory Programs – The federal Clean Water Act (“CWA”) regulates discharges of pollutants to surface waters. The discharge of crude oil and petroleum products to surface waters also is precluded by the Oil Pollution Act (“OPA”). Providence’s operations are inherently subject to accidental spills and releases of crude oil and drilling fluids that may give rise to liability to governmental entities or private parties under federal, state or local environmental laws, as well as under common law. Minor spills may occur from time to time during the normal course of Providence’s future production operations. Providence will maintain spill prevention control and countermeasure plans (“SPCC plans”) for facilities that store large quantities of crude oil or petroleum products to prevent the accidental discharge of these potential pollutants to surface waters.

Clean Air Regulatory Programs – Providence’s operations are subject to the federal Clean Air Act (“CAA”), and state implementing regulations. Among other things, the CAA requires all major sources of hazardous air pollutants, as well as major sources of certain other criteria pollutants, to obtain operating permits, and in some cases, construction permits. The permits must contain applicable Federal and state emission limitations and standards as well as satisfy other statutory and regulatory requirements. The 1990 Amendments to the CAA also established new monitoring, reporting, and recordkeeping requirements to provide a reasonable assurance of compliance with emission limitations and standards. Providence currently obtains construction and operating permits for its compressor engines, and is not presently aware of any potential adverse claims in this regard.

Waste Disposal Regulatory Programs – Providence’s operations will generate and result in the transportation and disposal of large quantities of produced water and other wastes classified by EPA as “non-hazardous solid wastes”. The EPA is currently considering the adoption of stricter disposal and clean-up standards for non-hazardous solid wastes under the Resource Conservation and Recovery Act (“RCRA”). In some instances, EPA has already required the clean up of certain non-hazardous solid waste reclamation and disposal sites under standards similar to those typically found only for hazardous waste disposal sites. It also is possible that wastes that are currently classified as “non-hazardous” by EPA, including some wastes generated during Providence’s drilling and production operations, may in the future be reclassified as “hazardous wastes”. Because hazardous wastes require much more rigorous and costly treatment, storage, transportation and disposal requirements, such changes in the interpretation and enforcement of the current waste disposal regulations would result in significant increases in waste disposal expenditures.

The Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) –

CERCLA, also known as the “Superfund” law, imposes liability, without regard to fault or the legality of the original conduct, on certain classes of persons who are considered to have caused or contributed to the release or threatened release of a “hazardous substance” into the environment. These persons include the current or past owner or operator of the disposal site or sites where the release occurred and companies that transported disposed or arranged for the disposal of the hazardous substances under CERCLA. These persons may be subject to joint and several liabilities for the costs of cleaning up the hazardous substances that have been released into the environment and for damages to natural resources. Providence is not presently aware of any potential adverse claims in this regard.

Texas Railroad Commission – The State of Texas has promulgated certain legislative rules pertaining to exploration, development and production of oil and gas that are administered by the Texas Railroad Commission. The rules govern permitting for new drilling, inspection of wells, fiscal responsibility of operators, bonding wells, the disposal of solid waste, water discharge, spill prevention, liquid injection, waste disposal wells, schedules that determine the procedures for plugging and abandonment of wells, reclamation, annual reports and compliance with state and federal environmental protection laws. Providence believes that it will function in compliance with these rules.

Providence believes that all of its operations are in substantial compliance with current applicable U.S. federal, state and local environmental laws and regulations and that continued compliance with existing requirements will not have a material adverse effect Providence’s financial position, cash flows or results of operations. There can be no assurance, however, that current regulatory requirements will not change, currently unforeseen environmental incidents will not occur or past non-compliance with environmental laws or regulations will not be discovered.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements and Labor Contracts

Providence currently has no patents, trademarks, licenses, franchises, concessions, or labor contracts. However, the leases acquired for oil, gas and mineral interests do provide for the provision of royalty payments.

Employees

Providence has 5 employees. Providence uses an independent operator, Harding Company, to operate and manage its interests in oil and gas operations. Providence also uses consultants, attorneys, and accountants as necessary.

DESCRIPTION OF PROPERTY

Providence maintains office space at 100 Crescent Court, 7th Floor, Dallas, Texas, 75201, and a warehouse in Young County, Texas. Providence’s office and warehouse space are under operating leases which expire October 1, 2007. Providence paid rent of $6,276 for the three months ended June 30, 2006, $7,753 for the three months ended March 31, 2006, and $6,429 for the year ended December 31, 2005. Providence believes that its office space and warehouse will be adequate for the foreseeable future.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

There is no trading market for the membership units of Providence. There are two holders of membership units holding the 1,250,000 outstanding units. Providence has paid no dividends since its inception.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The following discussion and analysis of Providence’s financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes and the other financial information appearing elsewhere in this proxy statement. Providence’s fiscal year end is December 31.

Providence has not been able to generate sufficient cash flow from revenues to fund the necessary acquisition, exploration and development of oil and gas leases and as a result has entered into a series of debt transactions. Therefore, there can be no assurance that PDX’s revenue will provide sufficient cash flows in the near term to sustain operations. Additionally, there can be no assurance that exploration efforts will successfully produce oil and gas. Should Providence be unable to generate sufficient revenues, it will seek financing through alternative sources, though there is no assurance that such efforts, if necessary, would be successful.

Providence’s current financial condition and results of operations depend primarily on revenue generated from PDX’s operations and amounts loaned by the Corporation. Providence has a limited history of generating revenue that cannot be viewed as an indication of continued growth or a historical record of incurring losses. Should Providence be unable to consistently generate revenue to the point where it can realize net cash flow, such failure will have an immediate impact on its ability to continue its business operations.

Business Strategy

Providence, working with Harding Company intends:

o to seismically explore both the Marble Falls and Barnett Shale formations and the Val Verde basin;

o to interpret the seismic data;

o to develop the Marble Falls and Barnett Shale formation leases for oil and gas production; and

o to develop the Val Verde basin leases which include multiple deep drilling targets for natural gas production.

Additionally, Providence plans to expand PDX’s services with local well operators.

Providence’s business development strategy is prone to significant risks and uncertainties that can have an immediate impact on efforts to realize net cash flow and deter future prospects of revenue growth.

Results of Operations

During the six month period ended June 30, 2006, Providence was involved with the oil and gas servicing operations of PDX, finalizing the Securities Exchange Agreement and the Note Exchange Agreement, and the purchase of the Val Verde leases. Providence has realized revenues from providing servicing operations.

The following Results of Operations are based on the interim and annual financial statements prepared under US GAAP.

Providence expects to increase revenues within the next twelve months of operation subject to the successful realization of oil and gas production from its leasehold properties. However, Providence can provide no assurance that oil and gas exploration and development activities will ever produce revenue. Should Providence be unable to increase revenues, it will most likely continue to operate at a loss.

In the near term, Providence will not be able to generate sufficient cash flow from operations to sustain its business as lease development expenses increase and there can be no assurance that Providence will ever be able to generate sufficient cash flows to sustain operations. Providence’s business development strategy is prone to significant risks and uncertainties certain of which can have an immediate impact on its efforts to realize positive net cash flow and deter the prospect of revenue growth. Providence’s financial condition and results of operations will, in the near term, continue to depend on debt financing from the Corporation or other related parties.

Revenue

Revenue for the three month period ended June 30, 2006 was $9,989. Revenue for the six month period ended June 30, 2006 was $358,131. Revenue for the year ended December 31, 2005 was $369,515. Revenue in all periods can be attributed to the provision of oil and gas services for third party operators in Texas and equipment sales.

Cost of Goods Sold

Cost of goods sold for the three month period ended June 30, 2006 was $116,387. Cost of goods sold for the six month period ended June 30, 2006 was $547,368. Cost of goods sold for the year ended December 31, 2005 was $694,382. Cost of goods sold in all periods can be primarily attributed to expenses associated with Providence’s oil and gas services. Cost of goods sold exceeded revenue because of high labor costs relating to the shortage of qualified personnel, equipment costs associated with the use of used equipment, and overhead costs associated with drilling operations. Providence intends to limit the provision of drilling services in future periods.

Losses

Net income for the three month period ended June 30, 2006, was $116,228. Net losses for the six month period ended June 30, 2006, were $247,103 and for the year ended December 31, 2005, were $778,764. Net income for the three month period can be attributed to a gain from the sale of a refurbished oil and gas equipment. The net losses in the six month period and the period ended December 31, 2005 can be primarily attributed to the high cost of sales, general and administrative expenses, and an interest expense.

Providence may operate at a loss through fiscal 2006 due to the nature of oil and gas exploration and development operations and cannot provide any assurance that it will continue to generate revenues from operations, unless successful in the production of oil and gas.

Expenses

General and administrative expenses for the three month period ended June 30, 2006 were $111,503. General and administrative expenses for the six month period ended June 30, 2006 were $294,035 and for the year ended December 31, 2005, were $278,131. General and administrative expenses can be attributed to professional fees, depreciation, insurance, travel, automobile expenses and other expenses. Providence expects that general and administrative expenses will increase as Providence expands its operations.

Depreciation expenses for the three months ended June 30, 2006 were $3,744. Depreciation expenses for the six months ended June 30, 2006 were $43,524. Depreciation expenses for the year ended December 31, 2005 were $62,049.

Capital Expenditures

Providence spent $412,949 on property and equipment for the three months ended June 30, 2006. Providence spent $2,789,065 on property and equipment for the six months ended June 30, 2006 and $4,410,161 for the year ended December 31, 2005, which capital expenditures included oil and gas properties, drilling rigs and equipment, office furniture and equipment, and automotive equipment.

Income Tax Expense (Benefit)

Providence has an income tax benefit resulting from net operating losses to offset any future operating profit.

Impact of Inflation

Providence believes that inflation has had an effect on operations since inception due to increased interest in oil and gas exploration which has increased prices for services and equipment. Providence believes that it can offset inflationary increases by improving operating efficiencies.

Liquidity and Capital Resources

Providence had current assets of $816,522 and total assets of $9,218,333 as of June 30, 2006. These assets included cash on hand of $33,047, promissory notes receivable totaling $78,665, inventory totaling $666,139, oil and gas leases totaling $7,828,849, and drilling rigs and equipment totaling $367,291. Member’s deficit in Providence was $1,515,321 at June 30, 2006.

Providence had current assets of $134,342 and total assets of $4,643,353 as of December 31, 2005. These assets included cash on hand of $22,060, and oil and gas leases totaling $3,136,273, and drilling rigs and equipment totaling $1,236,647. Net member’s equity in Providence was $243,764 at December 31, 2005.

Cash flows used by operating activities were $1,216,043 for the six month period ended June 30, 2006, which included a net loss of $247,103, an adjustment on the sale of assets totaling $519,831, and a change in inventory totaling $666,139. Cash flows used in operating activities were $590,916 for the period from inception until December 31, 2005, which included a net loss of $778,764.

Cash flows used by investing activities were $1,499,401 for the six month period ended June 30, 2006, which included the purchase of property and equipment totaling $2,789,065 minus the proceeds from the sale of oil and gas equipment totaling $1,336,000. Cash flows used in investing activities were $4,592,310 for the period from inception until December 31, 2005, which included the purchase of property and equipment totaling $4,410,161.

Cash flows from financing activities were $2,726,431 for the six month period ended June 30, 2006, comprised of notes payable of $3,017,776 less a payment against the notes of $291,345. Cash flows from financing activities were $5,205,286 for the period from inception until December 31, 2005, which included notes payable of $4,825,000.

The Corporation is committed to loan Providence up to $5,000,000 on a Secured Revolving Replacement Promissory Note (“Note”) to acquire oil, gas and mineral leasehold interests for exploration and development. The Corporation has exceeded this amount by advancing $5,244,076 to Providence pursuant to the Note as of June 30, 2006. The Note bears interest at 7% per annum and is to be paid in full by December 1, 2006. As of June 30, 2006, the Note had accrued interest of $159,878. The advances to Providence against the Note have been used (a) to acquire leasehold interests in Comanche, Hamilton and Val Verde Counties, (b) to fund initial exploratory work carried out by Providence’s joint venture operating partner, Harding Company, on the Comanche and Hamilton county leases, and (c) for general working capital.

Providence believes its current assets are insufficient to conduct its minimum plan of operation over the next twelve (12) months. No assurances can be given that additional funding as needed to explore and develop Providence’s lease interests will be available on acceptable terms or available at all. Providence’s inability to obtain funding would have a material adverse affect on Providence’s plan of operation.

Providence has no current plans for the purchase or sale of any plant or equipment.

Providence has no current plans to make any changes in the number of employees.

Going Concern

Providence’s audit expressed substantial doubt as to Providence’s ability to continue as a going concern as a result of insufficient revenue generating activities and a working capital deficit of $4,048,158 as of December 31, 2005, which increased to $9,399,489 at June 30, 2006. The continuation of Providence’s operations is dependent upon the continuing financial support of creditors and stockholders, obtaining short and long term financing, and achieving profitability. These conditions and dependencies raise substantial doubt about our ability to continue as a going concern.

Management’s plan to address Providence’s ability to continue as a going concern, include: (i) successfully developing oil and gas leases; (ii) obtaining additional debt financing on an inter-company basis to continue the development of its oil and gas leases; and (iii) satisfying outstanding debt obligations through the Corporation as provided by the Note Exchange Agreement. The successful outcome of these activities cannot be determined at this time, and there is no assurance that, if achieved, that Providence would then have sufficient funds to execute its intended business plan or generate positive operating results.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES FROM 50,000,000 TO 100,000,000

Under our Amended and Restated Articles of Incorporation as currently in effect, there are 50,000,000 shares of common stock authorized for issuance. As of September 12, 2006, 31,366,327 shares of common stock were issued and outstanding. We will require additional shares pursuant to the Securities Exchange Agreement and the Note Exchange Agreement by which we will issue the following: (i) 12,213,670 shares of common stock to Providence’s promissory note holders on a pro rata basis; and (ii) 4,286,330 shares of common stock to Providence’s membership unit holders on a pro rata basis.

A 2006 equity financing resulted in the issuance of 13,486,590 shares, diluting existing shares by approximately 43%. Additional shares of common stock may also be needed in connection with: (i) the delivery of 6,743,295 share purchase warrants from the 2006 financing; (ii) the option to convert that amount due by Providence to Global Mineral Solutions, LLC into 3,500,000 shares of the Corporation’s common stock; (iii) future equity financings; (iv) acquisitions of other companies, businesses or assets; (v) establishing strategic partnerships or other business relationships; or (vi) other corporate purposes.

On April 10, 2006, our Board of Directors approved an amendment to the first paragraph of Article Four of our Amended and Restated Articles of Incorporation to increase the shares of common stock that are authorized for issuance by 50,000,000 shares, bringing the total number of common shares authorized for issuance to 100,000,000. The directors also directed that the amendment be submitted for approval by the Corporation’s stockholders as required by Texas Business Corporation Act, Article 4.02. No change will be made to the number of shares of preferred stock that are authorized for issuance. The text of the proposed amendment to the first paragraph of Article IV of our Amended and Restated Articles of Incorporation is as follows:

“ARTICLE FOUR

The total number of shares of stock which the corporation has authority to issue is One Hundred and Twenty Five Million (125,000,000) shares, of which One Hundred Million (100,000,000) shares shall be Common Stock, par value $0.0001 per share (the “Common Stock) and Twenty-Five Million (25,000,000) shares shall be Preferred Stock, par value $.0001 per share (the “Preferred Stock”). The corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the corporation shall have notice thereof, except as expressly provided by applicable law. The shares of the Preferred Stock and Common Stock, respectively, shall have the following express terms:"

If this proposal is approved by the stockholders at the Special Meeting, the Corporation will file an amendment to the Amended and Restated Articles of Incorporation for the purpose of increasing the authorized common stock. This amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Texas, which is expected to take place shortly after the Special Meeting.

The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing stockholders; however the issuance of a significant amount of common stock may, in the future, have a significant negative effect on the trading price of the common stock. Issuance of these shares may also substantially dilute the ownership interests of the Corporation’s existing stockholders.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon at the meeting, assuming a quorum is present. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” INCREASING THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000.

ADDITIONAL GENERAL INFORMATION

VOTING SECURITIES

As of September 12, 2006, there were 31,366,327 shares of the common stock and no shares of preferred stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held by such holder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of September 12, 2006, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group.

------------------------------------------------------------------------------------------------------
  Title of Class               Name and Address              Number of Shares       % of Class
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Nora Coccaro, chief executive officer,
                  chief financial officer, director
                  1066 - 2610 West Hastings St.                   353,500              1.13%
                  Vancouver, British Columbia
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Markus Mueller, director                       5,023,435            16.02%
                  Rossenweidstrasse 12
                  CH-8966 Zurich, Switzerland
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Global Convertible Megatrend Ltd.              1,445,465             4.61%
                  Bleicherweg 66
                  CH-8002 Zurich, Switzerland
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Nicolas Mathys
                  Weinberghohe 17                                2,700,002             8.61%
                  6340 Baar, Switzerland
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
      Common      Officer and Directors as a Group               5,376,935            17.15%
------------------------------------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Corporation files reports, proxy statements and other information with the Commission. The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the Commission have been filed electronically and are available for viewing or copy on the Commission maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the Commission. The Internet address for this site can be found at: www.sec.gov.

A copy of the Corporation’s yearly report on Form 10-KSB for the fiscal year ended December 31, 2005, can be found at the Commission’s Internet site. The yearly report does not form any part of the materials for the solicitation of proxies. Copies of the yearly report will be sent to any stockholder without charge upon written request addressed to: Healthbridge, Inc., 2610-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2 Canada, attention: Corporate Secretary.

FINANCIAL STATEMENTS

The financial tables and notes that follow present the Corporation’s and Providence’s financial statements. The data hereto should be read together with the Corporation’s “Management’s Plan of Operation” and “Results of Operations” and Providence’s “Management’s Discussion and Analysis” and “Results of Operations” included in this proxy statement. The financial data for the years ended December 31, 2005 and 2004 are audited financial statements. The financial data for the three and six months ended June 30, 2006 and 2005 are unaudited, interim financial statements.

Description                                                                                               Page

Healthbridge, Inc., Financial Statements for the periods ended June 30, 2006 and 2005                     FA-1

Healthbridge, Inc., Financial Statements for the years ended December 31, 2005 and 2004                   FB-1

Providence Exploration, LLC, Financial Statements for the period ended June 30, 2006                      FC-1

Providence Exploration, LLC, Financial Statements for the year ended December 31, 2005                    FD-1

Healthbridge, Inc., Pro Forma - the period ended June 30, 2006                                            FE-1

Healthbridge, Inc., Pro Forma - the period ended December 31, 2005                                        FF-1

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO INTERWEST TRANSFER, ATTN: STACY BANKS, AT (801) 277-3147. MS. BANK’S PHONE NUMBER IS (801) 272-9294.

                                                             HEALTHBRIDGE,
                                                                 INC.
                                                     (A Development Stage Company)

                                                                 INDEX

                                                                                                          Page

Unaudited, Consolidated Balance Sheet as of June 30, 2006.................................................FA-2

Unaudited, Consolidated Statement of Operations for the three and six month periods ended
     June 30, 2006 and 2005 and the period from inception to June 30, 2006................................FA-3

Unaudited, Consolidated Statement of Cash Flows for the three and six months ended June 30,
     2006 and 2005 and the period from inception to June 30, 2006.........................................FA-4

Notes to the Unaudited, Consolidated Financial Statements.................................................FA-5

                                               HEALTHBRIDGE, INC.
                                         (A Development Stage Company)
                                           CONSOLIDATED BALANCE SHEET
                                                 June 30, 2006
ASSETS

Current assets:
   Cash                                                                                 $               6,801,018
   Prepaid expenses                                                                                        40,000
                                                                                            ---------------------
   Promissory note receivable (including interest)                                                      5,403,954
                                                                                            ---------------------

      Total current assets                                                                             12,244,973

Property and equipment, net                                                                                     -
                                                                                            ---------------------

      Total assets                                                                      $              12,244,973
                                                                                            =====================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Accounts payable                                                                     $                  25,840
   Accrued expenses                                                                                       163,174
   Related party payables                                                                                  38,500
                                                                                            ---------------------

      Total current liabilities                                                                           227,514
                                                                                            ---------------------

Convertible debentures                                                                                  3,570,000
                                                                                            ---------------------

      Total Liabilities                                                                                 3,797,514
                                                                                            ---------------------

Stockholders' deficit:
   Preferred stock, $.0001 par value, 25,000,000 shares

      authorized, no shares issued and outstanding                                                              -
   Common stock, $.0001 par value, 50,000,000 shares
      authorized,17,816,144 shares issued and outstanding                                                   1,782
   Additional paid-in capital                                                                          12,035,992
   Common share subscriptions                                                                           7,253,220
   Accumulated other comprehensive income                                                                  15,124
   Deficit accumulated during the development stage                                                  (10,858,659)
                                                                                            ---------------------

      Total stockholders' equity                                                                        8,447,459
                                                                                            ---------------------

      Total liabilities and stockholders' equity                                        $              12,244,973
                                                                                            =====================
                              The accompanying notes are an integral part of these financial statements.

                                                                         HEALTHBRIDGE, INC.
                                                                    (A Development Stage Company)
                                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                              Three and six months ended June 30, 2006 and 2005 and Cumulative Amounts
                                                                     Three months ended June 30,                Six months ended June 30,               Cumulative
                                                                       2006               2005                    2006               2005                 Amounts
                                                                  ---------------    ---------------         ----------------    -------------        ----------------
General and administrative expenses                            $         520,766  $          63,772       $          619,572  $       117,023      $        3,945,841
    Loss from operations                                               (520,766)           (63,772)                (619,572)        (117,023)             (3,945,841)

Other income (expense):
  Interest expense                                                    1,212,034)            (7,907)              (1,277,367)         (15,956)             (1,618,504)
  Interest income                                                        119,227                412                  191,380              517                 223,558
                                                                  ---------------    ---------------         ----------------    -------------        ----------------

    Loss before provision for income taxes
       and discontinued operations                                    1,613,572)           (71,267)              (1,705,558)        (132,462)             (5,340,786)

Provision for income taxes                                                     -                  -                        -                -                       -
                                                                  ---------------    ---------------         ----------------    -------------        ----------------

 Loss before discontinued operations                                 (1,613,572)           (71,267)              (1,705,558)        (132,462)             (5,340,786)

Gain (loss) from discontinued operations, net of tax                           -          (259,659)                        -        (259,659)             (3,407,279)
                                                                  ---------------    ---------------         ----------------    -------------        ----------------
    Net loss before cumulative effect
         of accounting change                                        (1,613,572)          (330,926)              (1,705,558)        (392,121)             (8,748,065)

Cumulative effect of accounting change, net of tax                             -                  -                        -                -               (102,500)
                                                                  ---------------    ---------------         ----------------    -------------        ----------------

    Net loss                                                         (1,613,572)          (330,926)              (1,705,558)        (392,121)             (8,850,565)
                                                                  ===============    ===============         ================    =============        ================
                                                                  ===============    ===============         ================    =============        ================

Other Comprehensive Income
 Foreign currency translation adjustment                                 (3,095)              5,265                      754            9,190                  15,124
                                                                  ---------------    ---------------         ----------------    -------------        ----------------
Net Comprehensive Income (Loss)                               $      (1,616,667)  $       (325,661)      $       (1,704,804)  $     (382,931)     $       (8,835,441)
                                                                  ===============    ===============         ================    =============        ================

Loss per share from Continuing Operations basic/diluted                 $ (0.09)           $ (0.01)                 $ (0.10)         $ (0.02)
                                                                  ===============    ===============         ================    =============
Net Loss per common share - basic and diluted                           $ (0.09)           $ (0.04)                 $ (0.10)         $ (0.05)
                                                                  ===============    ===============         ================    =============
Weighted average common shares -
 Basic and diluted                                                    17,485,400          7,870,500               16,985,900        7,400,900
                                                                  ===============    ===============         ================    =============

                              The accompanying notes are an integral part of these financial statements.

                                                                    HEALTHBRIDGE, INC.
                                                               (A Development Stage Company)
                                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                                         Three and six months ended June 30, 2006 and 2005 and Cumulative Amounts
                                                                 Three months ended June 30,            Six months ended June 30,               Cumulative
                                                                      2006             2005                 2006              2005               Amounts
                                                                  --------------   -------------        --------------     -----------         -------------
Cash flows from operating activities:
                                                                                                                                                                                                                       $
  Net loss                                                    $     (1,613,572)       (330,926)     $     (1,705,558)   $   (392,121)      $    (8,850,565)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Stock and stock option compensation expense                       1,625,755               -             1,625,755               -             3,215,619
    Depreciation and amortization                                             -          10,302                 1,019          20,545               152,757
    Discontinued operations                                                   -         262,890                     -         262,890             2,542,150
    Gain on write-off of liabilities                                          -               -                     -               -              (96,270)
    (Increase) decrease in:
      Accounts receivable and prepaid expenses                        (124,152)           2,785             (182,977)               -             (194,074)
    Increase (decrease) in:
      Accounts payable                                                 (28,044)          11,003              (94,027)          22,374               525,079
      Accrued expenses                                                   36,154           7,127               101,471          14,386               394,698
      Related party payables                                             11,097         (6,230)                25,000        (11,325)               138,812
                                                                  --------------   -------------        --------------     -----------         -------------

       Net cash used in operating activities                           (92,762)        (43,049)             (229,317)        (83,251)           (2,171,795)
                                                                  --------------   -------------        --------------     -----------         -------------
Cash flows from investing activities:

  Proceeds paid for promissory notes Receivable                     (1,036,756)               -           (2,169,076)               -           (5,244,076)
  Acquisition of intangible assets                                            -               -                     -               -             (150,398)
  Acquisition of property and equipment                                       -               -                     -               -               (3,740)
                                                                  --------------   -------------        --------------     -----------         -------------

       Net cash used in investing activities                        (1,036,756)               -           (2,169,076)               -           (5,398,214)
                                                                  --------------   -------------        --------------     -----------         -------------
Cash flows from financing activities:
  Proceeds from notes payable                                                 -               -                     -               -               692,999
  Issuance of common stock                                                    -          50,000                     -         125,000             3,081,233
  Common stock subscriptions                                          7,253,220               -             7,253,220               -             7,253,220
  Commissions paid to raise convertible debentures                     (75,000)               -              (75,000)               -             (116,673)
  Proceeds from convertible debentures                                        -               -                     -               -             3,654,173
  Payments on notes payable                                                   -               -                     -               -             (194,048)
                                                                  --------------   -------------        --------------     -----------         -------------

           Net cash provided by financing activities                  7,178,220          50,000             7,178,220         125,000            14,370,904
                                                                  --------------   -------------        --------------     -----------         -------------
Change in accumulated other comprehensive income                        (3,095)           5,265                   754           9,190                15,124
                                                                  --------------   -------------        --------------     -----------         -------------
  Net increase (decrease) in cash                                     6,045,606          12,216             4,780,580          50,939             6,816,018
Cash, beginning of period                                               770,412          76,009             2,035,438          37,286                     -
                                                                  --------------   -------------        --------------     -----------         -------------
Cash, end of period                                           $       6,816,018  $       88,225     $       6,816,018   $      88,225      $      6,816,018
                                                                  ==============   =============        ==============     ===========         =============

                               The accompanying notes are an integral part of these financial statements

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006(Unaudited)

Note 1 — Organization and Summary of Significant Accounting Policies

Organization

The consolidated financial statements consist of Healthbridge, Inc. (“Healthbridge”) and its wholly owned subsidiary, Healthbridge AG (collectively “the Company”). Healthbridge was organized on February 17, 1993 (date of inception) under the laws of the State of Texas. Healthbridge AG was formed as a German subsidiary during 2002.

On January 25, 2002, the Company acquired certain patents related to the infectious medical waste sterilization and disposal technologies developed in Germany. The Company’s operations consisted primarily of (1) developing a marketing strategy, (2) pursuing and assembling a management team, and (3) obtaining sufficient working capital through loans from shareholders and debt and equity financing. During the fourth quarter of 2005, the Company decided to discontinue all operations connected to the Valides® Modular Infectious Waste Disposal System and the Medides System due to the unsatisfactory level of revenue generated to date.

On November 21, 2005, the Company executed a letter of intent to acquire Providence Exploration, LLC (“Providence”), as a wholly owned subsidiary in a stock for ownership exchange. On April 10, 2006 the Company executed a Securities Exchange Agreement, whereby the Company intends to issue 4,286,330 shares of common stock in exchange for 100% of the issued and outstanding membership units of Providence and a Note Exchange Agreement, whereby the Company intends to issue 12,213,670 shares of common stock to the holders of certain outstanding promissory notes issued by Providence in exchange for the promissory notes, subject to shareholder approval. The closing is further conditioned upon the Company’s commitment to loan Providence up to $5,000,000, and the concurrent closing of the Securities Exchange Agreement and the Note Exchange Agreement.

Providence is in involved in exploration activities for the recovery of oil and gas from the Marble Falls and Barnett Shale formations in the Fort Worth basin and from the Ellenburger carbonate, Strawn carbonate and Pennsylvanian-Wolfcamp sandstone reservoirs in Val Verde County. The Fort Worth basin prospects include approximately 7,374 acres of oil and gas leases and the Val Verde County prospects include approximately 12,832 acres of oil and gas leases. Providence has a 90% working interest and its joint venture operating partner, Harding Company, has a 10% working interest in the Fort Worth basin projects. On the Val Verde County leases Providence has an 82.5% working interest and Harding has a 5% working interest. Providence also owns and operates one drilling rig and two well service rigs based in Young County, Texas.

As of June 30, 2006, the Company was in the process of completing a private placement of up to $10,000,000 in equity to fund the exploration and development of Providence’s leased properties.

The Company is considered a development stage company as defined in SFAS No. 7.

Principles of Consolidation

The consolidated financial statements include the accounts of Healthbridge, Inc. and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 1 — Organization and Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Maintenance and repairs are charged to expense as incurred. Costs of major renewals or betterments are capitalized over the remaining useful lives of the related assets. Depreciation is computed by using the straight-line method. Equipment is depreciated over the assets estimated useful life which is determined to be five years. The cost of property disposed of and related accumulated depreciation is removed from the accounts at the time of disposal, and gain or loss is reflected in operations.

Intangible Assets

Costs associated with the acquisition of patents have been capitalized and are being amortized over their useful life of 10 years. These costs will also be reviewed quarterly by management for impairment and valuation. Such impairment will be reviewed from available information at the time such as projected cash flow analysis, sales orders and other information available to help management determine future realization of this asset. Management will write this intangible down to its net realizable value at the time of impairment appears to exist.

Long-Lived Assets

The Company evaluates its long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment of Long-Lived Assets”. Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets and is recorded in the period in which the determination was made.

Income Taxes

Deferred income taxes are provided in amounts sufficient to give effect to temporary differences between financial and tax reporting, principally related to deferred start-up cost. For income tax purposes start-up costs are deferred until the Company begins generating revenue, at which time the costs begin being amortized.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 1 — Organization and Summary of Significant Accounting Policies (continued)

Earnings Per Share

The numerator for the earnings per share calculation is the net loss for the period. The denominator is the weighted average number of shares outstanding during the period.

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise or conversion of warrants, options and convertible securities, if any, using the treasury stock method. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive.

Earnings Per Share computation for Continuing operations:
                                                                                 Six months ended June 30,
                                                                                  2006                 2005

              Numerator - (loss from continuing operations)              $      (1,705,558)            (132,462)
              Denominator - weighted average
                      number of shares outstanding                              16,985,900             7,400,900

              Loss per share                                             $           (0.10)    $           (0.02)

Earnings Per Share computation from Discontinued Operations:
                                                                                 Six months ended June 30,
                                                                                  2006                 2005

              Numerator - (loss from discontinued operations)            $             Nil             (259,659)
              Denominator - weighted average
                      number of shares outstanding                              16,985,900             7,400,900

              Loss per share-discontinued operations                     $          (0.00)     $           (0.03)

Earnings Per Share computation for Net Income:
                                                                                 Six months ended June 30,
                                                                                  2006                 2005

              Numerator - (Net Loss )                                    $     (1,704,804)              (382,931)
              Denominator - weighted average
                      number of shares outstanding                              16,985,900             7,400,900

              Loss per share                                             $           (0.10)    $           (0.05)

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 1 — Organization and Summary of Significant Accounting Policies (continued)

Translation of Foreign Currencies

Assets and liabilities of the Company’s foreign subsidiary are translated into U.S. dollars at the applicable exchange rates at year-end. Net gains or losses resulting from the translation of the Company’s assets and liabilities are reflected as a separate component of stockholders’ equity. A negative translation impact on stockholders’ equity reflects a current relative U.S. dollar value higher than at the point in time that assets were actually acquired in a foreign currency. A positive translation impact would result from a U.S. Dollar weaker in value than at the point in time foreign assets were acquired.

Income and expense items are translated at the weighted average rate of exchange (based on when transactions actually occurred) during the year.

Stock-Based Compensation

At June 30, 2006, the Company has stock-based employee compensation plans, which are described in greater detail in Note 11. The Company accounts for those plans under the recognition and measurement principles of APB Opinion 25, “Accounting for Stock Issued to Employees”, and related Interpretations, and has adopted the disclosure provisions of SFAS 123 (R), “Share Based Payment.” Had compensation cost for the Company’s stock option plan been determined based on the fair value at the grant date for awards consistent with the provisions of SFAS 123 (R), the Company’s net loss and loss per share would have been reduced to the pro forma amounts indicated below:

                                                                           Six months ended June 30,
                                                                            2006              2005

Net loss as reported                                                   $ (1,704,804)    $ (382,931)

Deduct:
         Total stock-based employee compensation expense
         determined under fair value based method for all
         awards, net of related tax effects                                        -               -

Net loss pro forma                                                     $ (1,704,804)     $ (382,931)

Loss per share - basic and diluted:
         As reported                                                   $           (.10)         $         (.05)
         Pro forma                                                     $           (.10)         $         (.05)

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. At June 30, 2006, the Company had $6,801,018 in bank deposit accounts. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 1 — Organization and Summary of Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain amounts in the 2005 financial statements may have been reclassified to conform to the 2006 presentation.

Note 2 — Going Concern

As of June 30, 2006, the Company’s revenue generating activities have not generated sufficient funds for profitable operations, and the Company has incurred losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Note 3 – Promissory Note Receivable

As of June 30, 2006, the Company has advanced $5,244,076 to Providence Exploration LLP in exchange for a secured revolving promissory note. The note is secured by the assets of Providence Exploration including all of the debtor’s rights, titles and interests in certain leases of oil, gas and mineral interests located in the Comanche and Hamilton counties of Texas. The face value of the note increases to match the amounts advanced by the Company. The note bears interest at 7.0% per annum and is to be paid in full by December 1, 2006. As of June 30, 2006, the accrued interest was $159,878.

Note 4 – Patents

In 2002, patents were obtained pursuant to an agreement whereby the Company executed an Intellectual Property Assignment and Sale Agreement (“Agreement”) with B.I.M.E. GmBH, a German corporation, and Hermann Esser and Eduard Kneifel, both German residents (“Sellers”), to acquire certain infectious medical waste sterilization and disposal technologies developed in Germany. The Agreement transfers to the Company the exclusive ownership of both the Valides® Modular Infectious Medical Waste Disposal System and the Medides System together with all the intellectual property, including the patents, patents pending, proprietary software and licenses required to manufacture, operate and market these technologies worldwide.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 4 – Patents (continued)

As of December 31, 2004, the gross carrying value of the patents was $404,446 and accumulated amortization was $121,334. In the first six months of 2005, the company recognized a further $20,222 of amortization on the patents. On June 30, 2005 the Company reviewed the carrying value of its patents and determined that the prospect of sales this year and future expected cashflow from sales of the Valides system were unknown. Therefore the Company determined that there was sufficient evidence to indicate that the carrying value of the patent asset was impaired. Pursuant to the Company’s determination, it wrote off the remaining unamortized balance of $262,890 of its capitalized cost.

Total consideration for the transaction was $404,446, representing $179,446 in cash consideration through notes payable and $225,000 in non-cash consideration through the issuance of 750,000 shares restricted common stock valued at the fair market value on the date of issuance. As of December 31, 2004, the Company had paid cash to the Sellers totaling $150,398 and had issued 750,000 shares of restricted common stock. In 2005, the Company paid the outstanding balance of the note payable in cash. As of December 31, 2005, the Company had no further obligations with regards to the patents.

Note 5 — Property and Equipment

Property and equipment consist of the following at June 30, 2006:

         Equipment                                            $        3,740
         Less accumulated depreciation                                 (3,740)
                     Net Value                                             -

Depreciation expense for the six months ended June 30, 2006 and 2005 was $1,019 and $20,545 respectively.

Note 6 – Convertible Debentures

Two convertible debentures were issued during 2002 (May 3, 2002-$75,000 and May 6, 2002-$250,000), bearing interest at 7.5% per annum, which mature in three years. The convertible debentures become immediately due and payable upon certain events of default unless waived by the lender. Interest on the principal amount was due annually on the anniversary date of the issue date. The conversion feature allowed the holder at any time to convert any unpaid amount of principal or interest at $5.00 per share for a period of three years from the date of issuance. In the event that the trading average price of the shares during 30 consecutive trading days is above 200% of the conversion price, conversion is enforced by the Company. Pursuant to the terms of the convertible debenture, the Company agrees to file a Registration Statement within 60 days of conversion with the U.S. Securities and Exchange Commission. The convertible debentures are secured by substantially all of the Company’s assets consisting of all tangible and intangible property, but not limited to procedures, instruments, devices, equipment, research, designs, registrations, licenses, trademarks, software, patents, patents pending, “know-how” expertise, all additions and replacements to such property and any other documentation related to the Valides® and Medides systems for sterilizing and disinfecting infectious waste.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 6 – Convertible Debentures (continued)

On January 14, 2004, the conversion price of the two debentures was adjusted to $0.10 per share.

The terms for these two convertible debentures were extended to May 3, 2008 and May 6, 2010, respectively pursuant to the terms of extension agreements dated March 31, 2005. The extension agreements require certain additional conditions related to the Company’s obligations as follows:

1.     The interest payable on the convertible debentures, as of May 4, 2005, accrues at a rate of ten percent (10%) per annum payable on a quarterly basis with the initial quarterly interest payments due on September 30, 2005 and at the end of each quarter thereafter until repayment or conversion.

2.     The right to convert the whole part or any part of the principal amounts and accrued interest into shares of the Company extends until May 3, 2008 and May 6, 2010 respectively.

3.     Upon conversion or repayment of the principal amounts and accrued interest, the holders of the convertible debentures are entitled to a ten percent (10%) bonus on the amount due as of such date. The market value of this bonus on the date of the extension was recorded as financing expense of $32,500.

On October 3, 2005 the Company reached an agreement with the beneficiaries of these two outstanding debentures for payment of interest accrued to September 30, 2005. The Company issued 136,298 shares of common stock to Global Convertible Megatrend Ltd. for $13,629 owed, and 56,250 shares of common stock to Max Fugman for $5,625 owed.

On April 11, 2006, the principal amount of the $75,000 debenture to Max Fugman and $3,863 of accrued interest were converted into shares of common stock at $0.10 per share. After applying the 10% bonus, the Company issued 867,493 shares of common stock to extinguish $86,749 of debt consisting of $75,000 of principal repayment and $11,749 in accrued interest. The Company recorded interest expense of $954,243 to reflect the value of the shares issued upon conversion in excess of the book amount.

On June 15, 2006, the interest accrued on the $250,000 debenture to Global Convertible Megatrend Ltd. was converted into shares of common stock at $0.10 per share. The Company issued 167,810 shares for $16,781 of interest owed. The Company recorded interest expense of $192,982 to reflect the value of the shares issued upon conversion in excess of the book amount.

On November 28, 2005, the company issued seven convertible debenture certificates for the total principal sum of $3,320,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7.0% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holders of the debentures has the right to convert all or part of the principal and accrued interest into common shares of the Company at $0.35 per share at any time prior to maturity.

For the six months ended June 30, 2006, the Company recorded $1,277,226 as interest and financing expense relating to convertible debentures. Accrued interest as at June 30, 2006 for all outstanding debentures totaled $163,174.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 6 – Convertible Debentures (continued)

The total value of the principal of the eight convertible debentures outstanding as of June 30, 2006 was $3,570,000. Repayment of this principle is due according to the following schedule:

                  Year                      Principal Repayment
                  2006                                  -
                  2007                                  -
                  2008                                  -
                  2009                                  -
                  2010                        $ 3,570,000

Note 7 — Income Taxes

The difference between income taxes at statutory rates and the amount presented in the financial statements is a result of the following:

                                                      Six Months Ended
                                                      June 30,
                                                                                         Cumulative
                                                      2006             2005              Amounts
Income tax benefit at statutory rate               $  (318,000)       $   (106,000)     $ (2,422,000)
Change in valuation allowance                          318,000             106,000          2,422,000
                                                     ================================================
                                                   $         -        $          -      $           -

Deferred tax assets are as follows at June 30, 2006:

NOL Carry-forward                                                                            $    2,422,000
Valuation allowance                                                                              (2,422,000)
                                                                                                 ----------
                                                                                             $            -

The Company has incurred Net Operating Losses of approximately $10,860,000. These losses will be carried forward to offset future taxable income and expire beginning in 2014. However, realization of the future tax benefit of these carry-forwards is contingent on the Company’s ability to generate positive net operations. A valuation allowance has been recorded for the full amount of the deferred tax asset because it is more likely than not that the deferred tax asset will not be realized.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 8 — Related Party Transactions

The Company has entered into an agreement with Markus Mueller, a director of the Company for consulting services. The agreement has an automatic renewal provision unless terminated by either party. During the six months ended June 30, 2006 and 2005, the Company recognized consulting expense of $28,500 and $21,000 respectively.

The Company has entered into an agreement with Nora Coccaro, the Company’s chief executive officer, for consulting services. The agreement has an automatic renewal provision unless terminated by either party. During the six months ended June 30, 2006 and 2005, the Company recognized consulting expense of approximately $388,500 and $20,981 respectively. Of the current year charge, $360,000 relates to the deemed value of 300,000 shares of common stock issued to the chief executive officer on April 26, 2006.

Note 9 — Supplemental Cash Flow Information

During the first six months of 2006, the Company issued 1,335,303 shares of common stock valued at $1,610,755 for debt. During the year ended December 31, 2005, the Company issued 1,250,000 shares of common stock at $0.10 per share for a total of $125,000. The Company also issued 6,270,000 shares of common stock at $0.30 per share for a total of $1,881,000.

In connection with the offering of 6,270,000 shares common stock and $3,320,000 of convertible debentures during the 2005 year, a sales commission totaling 5% was authorized for payment to two individuals, comprising of 3% in cash and 2% in warrants to purchase 348,000 shares of Company common stock at $0.30 per share. The warrants granted have a fair market value totaling $191,400. During the year ended December 31, 2005, the Company issued 2,334,841 shares of common stock for accounts payable of $201,212, and accrued interest of $32,038. An amount of $116,742 was recorded as a financing cost due to the premium of the prevailing market price at the time of issuance over the stated price in the share for debt swap.

Note 10 — Preferred Stock

The Company’s preferred stock may have such rights, preferences and designations and may be issued in such series as determined by the Board of Directors. No shares were issued and outstanding at June 30, 2006.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 11 — Warrants

During 2005, in connection with the offering of 6,270,000 shares common stock and $3,320,000 of convertible debentures during the year, a sales commission was partially paid in warrants. The warrants are exercisable in whole or in part allowing the holders to purchase 348,000 shares at an exercise price of $0.30 before the expiry date of December 1, 2010. On the date granted, the fair market value of these warrants, totaling $191,400, consisted of $68,970 for warrants issued in connection with the common stock offering, and $122,430 for warrants issued in connection with the debenture offering. The value of the warrants issued in connection with the debenture offering was recorded as a financing expense.

At June 30, 2006, the Company had 348,000 warrants outstanding.

Note 12 — Stock Based Compensation

The Company has adopted the disclosure provisions of Statement of Financial Accounting Standards (SFAS) No. 123 (R), “Share Based Payment” as described in Note 1.

No stock options were granted in 2006 and 2005. No stock options were outstanding at June 30, 2006.

Note 13 — Reverse Common Stock Split

Effective August 25, 2003, the Company approved a 1-for-20 reverse common stock split. All common share amounts, common stock option amounts and per share information have been retroactively adjusted to reflect this common stock split in the accompanying financial statements.

Note 14 — Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, accounts payable and notes payable. The carrying amount of these items approximates fair value because of their short-term nature and the notes payable bear interest at the market interest rate.

Note 15 – Discontinued Operations

Effective December 31, 2000, the Company closed its offices in Dallas, Texas, and discontinued its operations relating to the marketing and distributing of its Redloc II waste disposal system because of its inability to generate revenues due to lack of successfully obtaining contracts for its product. The Company wrote off inventory in the amount of $40,395 in accordance with SFAS No. 121 “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.” During the fourth quarter of 2002, the Company wrote off approximately $103,000 in assumed liabilities and included in gain (loss) on discontinued operations for 2002 is a gain of $102,692, and included in cumulative amounts from inception to December 31, 2002, is a net loss of $2,893,157. There was no tax effect on this transaction due to the Company’s loss position.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 15 – Discontinued Operations (continued)

Effective December 31, 2005, the Company discontinued all operations connected to the Valides® Modular Infectious Waste Disposal System and the Medides System due to the unsatisfactory level of revenue generated to date. In 2005, $299,248 was recorded as the loss on discontinued operations. Included in cumulative amounts from inception to December 31, 2005 is a net loss of $514,122. There was no tax effect on this transaction due to the Company’s loss position.

There was no impact of discontinued operations for the six months ended June 30, 2006.

Note 16 — Recent Accounting Pronouncements

In December 2004, FASB issued a revision to SFAS 123 (R) “Share-Based Payment”. This Statement is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with

Selling, Goods or Services.” This Statement does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, Employers’ Accounting for Employee Stock Ownership Plans. The Company does not believe adoption of this revision will have a material impact on the Company’s consolidated financial statements.

In June 2005, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard No. 154, “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements” (“SFAS 154”). The Statement applies to all voluntary changes in accounting principle, and changes the requirements for accounting for and reporting of a change in accounting principle. SFAS 154 requires retrospective application to prior periods’ financial statements of a voluntary change in accounting principle unless it is impracticable. SFAS 154 requires that a change in method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate that is affected by a change in accounting principle. Opinion 20 previously required that such a change be reported as a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We do not believe this pronouncement will have a material impact in our financial results.

HEALTHBRIDGE, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

Note 17 – Subsequent Events

On July 21, 2006, the Company concluded a private placement of common equity which consisted of the sale of $6.00 units comprised of 10 shares of common stock and 5 share purchase warrants, authorizing the issuance of 13,486,590 restricted shares of common stock and the delivery of 6,743,295 share purchase warrants, exercisable at $1.00 for a period of 3 years from the date of grant, for cash consideration of $8,091,954.

                                                             HEALTHBRIDGE,
                                                                 INC.
                                                     (A Development Stage Company)

                                                                 INDEX

                                                                                                          Page

Report of Chisholm, Bierwolf and Nilson, LLC..............................................................FB-2

Consolidated Balance Sheet as of December 31, 2005........................................................FB-3

Consolidated Statement of Operations for the years ended December 31,
     2005 and 2004 and the period from....................................................................FB-4

Consolidated Statements of Stockholders' Equity (Deficit) for the period from inception to December 31, 2005.......................................................................FB-5

Consolidated Statement of Cash Flows for the years ended December 31,
     2005 and 2004 and the period from inception to December 31, 2005.....................................FB-9

Notes to the Consolidated Financial Statements............................................................FB-10

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors

Healthbridge, Inc.

Vancouver, BC Canada

We have audited the accompanying consolidated balance sheets of Healthbridge, Inc. as of December 31, 2005 and 2004 and the related consolidated statement of operations, stockholders’ equity and comprehensive income and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with standards of the PCAOB (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Healthbridge, Inc. as of December 31, 2005 and 2004. and the consolidated results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company’s recurring operating losses and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from outcome of this uncertainty.

/s/ Chisholm Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC

Bountiful, Utah

February 8, 2006

                                             HEALTHBRIDGE, INC.
                                         (A Development Stage Company)
                                           CONSOLIDATED BALANCE SHEET
                                               December 31, 2005
ASSETS

Current assets:
   Cash                                                                                  $             2,035,438
   Promissory note receivable (including interest)                                                     3,091,901
                                                                                             --------------------

      Total current assets                                                                             5,127,339

Property and equipment, net                                                                                1,019

Patents, net of amortization                                                                                   -
                                                                                             --------------------

      Total assets                                                                       $             5,128,358
                                                                                             ====================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Accounts payable                                                                      $               119,867
   Accrued expenses                                                                                       61,703
   Related party payables                                                                                 13,500

   Notes payable                                                                                               -
                                                                                             --------------------

      Total current liabilities                                                                          195,070
                                                                                             --------------------

Convertible debentures                                                                                 3,645,000
                                                                                             --------------------

      Total Liabilities                                                                                3,840,070
                                                                                             --------------------

Stockholders' deficit:
   Preferred stock, $.0001 par value, 25,000,000 shares

      authorized, no shares issued and outstanding                                                             -
   Common stock, $.0001 par value, 50,000,000 shares
      authorized,16,480,906 shares issued and outstanding                                                  1,648
   Additional paid-in capital                                                                         10,425,371
   Accumulated other comprehensive income                                                                 14,370
   Deficit accumulated during the development stage                                                  (9,153,101)
                                                                                             --------------------
                                                                                             --------------------

      Total stockholders' equity                                                                       1,288,288
                                                                                             --------------------
                                                                                             --------------------

      Total liabilities and stockholders' deficit                                        $             5,128,358
                                                                                             ====================

                                            See accompanying notes to financial statements

                                                   HEALTHBRIDGE, INC.
                                             (A Development Stage Company)
                                         CONSOLIDATED STATEMENTS OF OPERATIONS
                             Years ended December 31, 2005 and 2004 and Cumulative Amounts
                                                                        ended September 30, 2005            Cumulative
                                                                        2005                2004              Amounts
                                                                    --------------     ---------------     --------------

General and administrative expenses                                     468,677             167,714          3,326,269

      Loss from operations                                              (468,677)           (167,714)        (3,326,269)

Other income (expense):
   Interest expense                                                     (200,517)            (45,209)          (341,137)
   Interest income                                                        23,585                    -            32,178
                                                                    --------------     ---------------     --------------

      Loss before provision for income taxes
        and discontinued operations                                     (645,609)           (212,923)        (3,635,228)

Provision for income taxes                                                      -                   -                  -
                                                                    --------------     ---------------     --------------

 Loss before discontinued operations                                    (645,609)           (212,923)        (3,635,228)

Gain (loss) from discontinued operations, net of tax                    (299,248)            (98,835)        (3,407,279)
                                                                    --------------     ---------------     --------------

      Net loss before cumulative effect
  of accounting change                                            $     (944,857)           (311,758)        (7,042,507)

Cumulative effect of accounting change, net of tax                              -                   -          (102,500)
                                                                    --------------     ---------------     --------------

      Net loss                                                          (944,857)   $       (311,758)  $     (7,145,007)
                                                                    ==============     ===============     ==============

Other Comprehensive Income
 Foreign currency translation adjustment                                   9,057               5,313             14,370
                                                                    --------------     ---------------     --------------
Net Comprehensive Income (Loss)                                 $       (935,800)   $       (306,445)  $     (7,130,637)
                                                                    ==============     ===============     ==============

Loss per share from Continuing Operations -
 basic/diluted                                                           $ (0.08)            $ (0.07)
                                                                    ==============     ===============

Net Loss per common share - basic and diluted                            $ (0.12)            $ (0.10)
                                                                    ==============     ===============

Weighted average common shares -
 basic and diluted                                                      8,032,000           3,238,086
                                                                    ==============     ===============
                                                                    ==============     ===============

                                     See accompanying notes to financial statements

                                                                             HEALTHBRIDGE, INC.
                                                                       (A Developmental Stage Company)
                                             CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE INCOME
                                                         February 17, 1993 ( Date of Inception) to December 31, 2004
                                                                                                                                                  Deficit
                                                                                                                              Accumulated       Accumulated
                                                                                                              Additional         Other           During the
                                                     Preferred Stock                 Common Stock              Paid-in       Comprehensive      Development
                                                --------------------------    ---------------------------
                                                  Shares         Amount         Shares          Amount         Capital          Income             Stage             Total
                                                -----------     ----------    ------------    -----------     ----------     --------------    ---------------     -----------

Balance at February 17, 1993 (date of
inception)                                               -   $          -          60,000  $           6   $      1,194   $              -  $               -   $       1,200

Net loss                                                 -              -               -              -              -                  -              (200)           (200)
                                                -----------     ----------    ------------    -----------     ----------     --------------    ---------------     -----------

Balance at December 31, 1993                             -              -          60,000              6          1,194                  -              (200)           1,000

Net loss                                                 -              -               -              -              -                  -              (240)           (240)
                                                -----------     ----------    ------------    -----------     ----------     --------------    ---------------     -----------

Balance at December 31, 1994                             -              -          60,000              6          1,194                  -              (440)             760

Net loss                                                 -              -               -              -              -                  -              (240)           (240)
                                                -----------     ----------    ------------    -----------     ----------     --------------    ---------------     -----------

Balance at December 31, 1995                             -              -          60,000              6          1,194                  -              (680)             520

Net loss                                                 -              -               -              -              -                  -              (240)           (240)
                                                -----------     ----------    ------------    -----------     ----------     --------------    ---------------     -----------

Balance at December 31, 1996                             -              -          60,000              6          1,194                  -              (920)             280

Issuance of common stock for cash                        -              -          32,068              3         80,269                  -                  -          80,272

Net loss                                                 -              -               -              -              -                  -           (79,765)        (79,765)
                                                -----------     ----------    ------------    -----------     ----------     --------------    ---------------     -----------

Balance at December 31, 1997                             -              -          92,068              9         81,463                  -           (80,685)             787

Issuance of common stock for:
  Services                                               -              -           6,500              1         12,999                  -                  -          13,000
  Cash                                                   -              -          26,170              3         26,167                  -                  -          26,170

Additional shares due to rounding
    after stock split                                    -              -             300              1            (1)                  -                  -               -

Net loss                                                 -              -               -              -              -                  -           (36,896)        (36,896)
                                                -----------     ----------    ------------    -----------     ----------     --------------    ---------------     -----------

Balance at December 31, 1998                             -    $         -         125,038  $          14   $    120,628   $              -  $       (117,581)   $       3,061

                                                               See accompanying notes to financial statements

                                                                              HEALTHBRIDGE, INC.
                                                                       (A Developmental Stage Company)
                                        CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE INCOME (continued)
                                                         February 17, 1993 ( Date of Inception) to December 31, 2004
Balance forward, December 31, 1998                       -       $      -    $   125,038      $       14    $   120,628        $        -       $  (117,581)    $         3,061

Rounding                                                 -              -           (38)               -              -                 -                  -                 -

Issuance of common stock for:

  Cash                                                   -              -         22,500               2        899,998                 -                  -           900,000

  Assets                                                 -              -        128,012              13      1,020,452                 -                  -         1,020,465

  Net book value of Healthbridge, Inc.                   -              -         20,500               2            (2)                 -                  -                 -

  Dividends-in-kind                                      -              -         50,202               5      2,008,091                 -        (2,008,096)                 -
  Debt                                                   -              -        242,500              23        999,978                 -                  -         1,000,001
  Reverse acquisition with Healthbridge,
Inc.
  and Wattmonitor, Inc.                                  -              -        147,500              15        798,046                 -                  -           798,061

Common stock offering costs                              -              -              -               -      (105,000)                 -                  -         (105,000)

Reverse acquisition, retirement of old
shares

of Wattmonitor, Inc.                                     -              -      (147,500)            (15)      (915,627)                 -            117,581         (798,061)

Share adjustment for shares previously
issued                                                   -              -            150               -              -                 -                  -                 -

Net loss                                                 -              -              -               -              -                 -        (3,196,076)       (3,196,076)
                                               ------------    -----------     ----------    ------------    -----------    --------------   ----------------    --------------

Balance at December 31, 1999                             -              -        588,864              60      4,826,564                 -        (5,204,172)         (377,549)

Issuance of common stock for:

  Debt                                                   -              -         34,950               4        349,496                 -                  -           349,500

  Services                                               -              -         11,000               1         71,199                 -                  -            71,200

  Cash                                                   -              -         19,500               2        194,998                 -                  -           195,000
  Accounts payable                                       -              -          7,500               1         74,999                 -                  -            75,000

Common stock offering costs                              -              -              -               -       (15,600)                 -                  -          (15,600)

Stock option compensation expense                        -              -              -               -          6,000                 -                  -             6,000

Net loss                                                 -              -              -               -              -                 -          (816,545)         (816,545)
                                               ------------    -----------     ----------    ------------    -----------    --------------   ----------------    --------------

Balance at December 31, 2000                             -       $      -        661,814      $       67    $ 5,507,656        $        -       $(6,020,717)    $    (512,994)

                                            See accompanying notes to financial statements

                                                                               HEALTHBRIDGE, INC.
                                                                         (A Developmental Stage Company)
                                          CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE INCOME(continued)
                                                           February 17, 1993 ( Date of Inception) to December 31, 2004

Balance forward at December 31, 2000                       -        $      -        661,814   $          67   $  5,507,656      $         -      $  (6,020,717)    $     (512,994)

Issuance of common stock for:
  Services                                                 -               -         84,400               9        258,941                -                   -           258,950
  Accounts payable                                         -               -         13,750               1         59,999                -                   -            60,000
  Debt                                                     -               -         41,603               4        249,614                -                   -           249,618

Net loss                                                   -               -              -               -              -                -           (422,008)         (422,008)
                                                  -----------     -----------    -----------     -----------    -----------     ------------     ---------------     -------------

Balance at December 31, 2001                               -               -        801,567              81      6,076,210                -         (6,442,725)         (366,434)

Comprehensive loss:
   Net loss - Restated                                     -               -              -               -              -                -         (1,221,203)       (1,221,203)
Other comprehensive loss -
  cumulative foreign currency translation
adjustment                                                 -               -              -               -              -            4,869                   -             4,869
                                                                                                                                                                     -------------
Total comprehensive loss - Restated                                                                                                                                   (1,216,334)
                                                                                                                                                                     =============

Issuance of common stock for:
  Intellectual property                                    -               -         37,500               4        224,996                -                   -           225,000
  Services                                                 -               -        143,000              14        806,086                -                   -           806,100
  Accounts payable and services                            -               -          5,000               1         10,999                -                   -            11,000

Stock option compensation expense                          -               -              -               -         12,500                -                   -            12,500
                                                  -----------     -----------    -----------     -----------    -----------     ------------     ---------------     -------------

Balance at December 31, 2002                               -               -        987,067              99      7,130,791            4,869         (7,663,928)         (528,169)

Comprehensive loss:
   Net loss - Restated                                     -               -              -               -              -                -           (232,560)         (232,560)
Other comprehensive loss -
   cumulative foreign currency translation
adjustment                                                 -               -              -               -              -            (806)                   -             (806)
                                                                                                                                                                     -------------
Total comprehensive loss - Restated                                                                                                                                     (233,366)
                                                                                                                                                                     =============

Issuance of common stock for:
   Cash                                                    -               -        314,165              32        102,801                -                   -           102,833
   Services                                                                           2,100               -          3,888                -                   -             3,888

   Debt                                                                           1,537,048             154        475,583                -                   -           475,737

Common stock offering costs                                -               -              -               -        (2,000)                -                   -           (2,000)
Issuance of common stock   options for
services                                                   -               -              -               -         15,000                -                   -            15,000
Additional shares due to rounding after
reverse split                                              -               -             65               -              -                -                   -                 -
                                                  -----------     -----------    -----------     -----------    -----------     ------------     ---------------     -------------

Balance at December 31, 2003                               -        $      -      2,840,445   $         285   $  7,726,063      $     4,063      $  (7,896,488)    $    (166,077)

                                            See accompanying notes to financial statements

                                                                               HEALTHBRIDGE, INC.
                                                                        (A Developmental Stage Company)
                                         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE INCOME(continued)
                                                          February 17, 1993 ( Date of Inception) to December 31, 2004
Balance forward at December 31, 2003                       -      $       -      2,840,445  $          285 $    7,726,063  $          4,063  $      (7,896,488)  $     (166,077)

Issuance of common stock for:
 Debt conversion                                           -              -      2,735,555             273        197,673                 -                   -          197,946
 Services                                                                        1,050,000             105         80,395                                                 80,500
Other comprehensive loss -
  cumulative foreign currency
 translation adjustment                                    -              -              -               -              -             1,250                   -            1,250

Net loss                                                   -              -              -               -              -                 -           (311,757)        (311,757)

                                                 ------------    -----------     ----------     -----------    -----------     -------------    ----------------    -------------
Balance at December 31, 2004                               -              -      6,626,065             663      8,004,131             5,313         (8,208,245)        (198,138)

Issuance of common stock for:
 Cash                                                      -              -      7,520,000             752      2,005,248                 -                   -        2,006,000
 Debt                                                      -              -      2,334,841             233        349,992                 -                   -          350,226

Issuance of warrants for finders fees                      -              -              -               -        191,400                 -                   -          191,400

Common stock offering costs                                -              -              -               -      (125,400)                 -                   -        (125,400)

Other comprehensive loss -
  cumulative foreign currency
 translation adjustment                                    -              -              -               -              -             9,057                   -            9,057

Net loss for the period                                    -              -              -               -              -                 -           (944,857)        (944,857)

                                                 ------------    -----------     ----------     -----------    -----------     -------------    ----------------    -------------
Balance at December 31, 2005                               -      $       -      16,480,906  $       1,649  $  10,425,371  $        14,370   $     (9,153,101)  $     1,288,288

See accompanying notes to financial statements

                                                    HEALTHBRIDGE, INC.
                                               (A Development Stage Company)
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
                               Years ended December 31, 2005 and 2004 and Cumulative Amounts
                                                                                                              Cumulative
                                                                         2005                2004               Amounts
                                                                    ----------------    ----------------    ----------------
Cash flows from operating activities:
   Net loss                                                     $         (944,857)      (311,757)              (7,145,007)
   Adjustments to reconcile net loss to net cash
    used in operating activities:
      Stock and stock option compensation expense                           416,226                   -           1,589,864
      Depreciation and amortization                                             491              41,199             151,738
      Discontinued operations                                               299,248                   -           2,542,150
      Gain on write-off of liabilities                                        6,422                   -            (96,270)
      (Increase) decrease in:
         Accounts receivable and prepaid expenses                          (16,901)                 122            (11,097)
      Increase (decrease) in:
         Accounts payable                                                    53,756               6,775             619,106
         Accrued expenses                                                    50,197              45,865             293,227
         Related party payables                                            (97,438)             246,583             113,812
                                                                    ----------------    ----------------    ----------------
Net cash used in operating activities                                     (232,857)              28,786         (1,942,479)
                                                                    ----------------    ----------------    ----------------

Cash flows from investing activities:
   Proceeds paid for promissory notes Receivable                        (3,075,000)                   -         (3,075,000)
   Acquisition of intangible assets                                               -                   -           (150,398)
   Acquisition of property and equipment                                          -                   -             (3,740)
                                                                    ----------------    ----------------    ----------------
Net cash used in investing activities                                   (3,075,000)                   -         (3,229,138)
                                                                    ----------------    ----------------    ----------------

Cash flows from financing activities:
   Proceeds from notes payable                                                    -                   -             692,999
   Issuance of common stock                                               2,006,000                   -           3,081,233
   Commissions paid to raise convertible debentures                               -                   -            (41,673)
   Proceeds from convertible debentures                                   3,320,000                   -           3,654,173
   Payments on notes payable                                               (29,048)                   -           (194,048)
                                                                    ----------------    ----------------    ----------------
Net cash provided by financing activities                                 5,296,952                   -           7,192,684
                                                                    ----------------    ----------------    ----------------

Change in accumulated other comprehensive income                              9,057               1,250              14,370
                                                                    ----------------    ----------------    ----------------

  Net increase (decrease) in cash                                         1,998,152              30,036           2,035,438

Cash, beginning of period                                                    37,286               7,250                   -
                                                                    ----------------    ----------------    ----------------

Cash, end of period                                             $         2,035,438              37,286           2,035,438
                                                                    ================    ================    ================

                                            See accompanying notes to financial statements

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 1 — Organization and Summary of Significant Accounting Policies

Organization

The consolidated financial statements consist of Healthbridge, Inc. (Healthbridge) and its wholly owned subsidiary, Healthbridge AG (Healthbridge AG) (collectively “the Company”). Healthbridge was organized on February 17, 1993 (date of inception) under the laws of the State of Texas. Healthbridge AG was formed as a German subsidiary during 2002.

On January 25, 2002, the Company acquired certain patents related to the infectious medical waste sterilization and disposal technologies developed in Germany. Since this time the Company’s operations have consisted primarily of (1) developing a marketing philosophy and market strategy, (2) pursuing and assembling a management team, and (3) obtaining sufficient working capital through loans from shareholders and debt and equity financing. Further, the Company is considered a development stage company as defined in SFAS No. 7.

In 2005, Healthbridge decided to discontinue all operations connected to the Valides® Modular Infectious Waste Disposal System and the Medides System due to the unsatisfactory level of revenue generated to date.

On November 21, 2005, the Company announced that it had executed a letter of intent to acquire Providence Exploration, LLC (“Providence”), as a wholly owned subsidiary.

Providence is a private company, headquartered in Dallas, Texas, that intends to explore, develop and produce oil and gas from the Marble Falls and Barnett Shale formations in prospect specific areas of the Fort Worth basin. The Barnett Shale is the largest producing natural gas opportunity in Texas with an estimated twenty six trillion cubic feet (TCF) of gas. The formation underlies approximately sixteen counties including Comanche and Hamilton counties, where Providence has signed an agreement to purchase approximately 6,330 acres (about ten square miles) of oil and gas leases. Providence will retain a 90% working interest and its joint venture operating partner, Dallas-based Harding Company, will retain a 10% working interest and operations. Providence also owns and operates one drilling rig and two well service rigs based in Young County, Texas, to service the increasing demand in the exploration industry.

Principles of Consolidation

The consolidated financial statements include the accounts of Healthbridge, Inc. and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 1 — Organization and Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Maintenance and repairs are charged to expense as incurred. Costs of major renewals or betterments are capitalized over the remaining useful lives of the related assets. Depreciation is computed by using the straight-line method. Equipment is depreciated over the assets estimated useful life which is determined to be five years. The cost of property disposed of and related accumulated depreciation is removed from the accounts at the time of disposal, and gain or loss is reflected in operations.

Intangible Assets

Costs associated with the acquisition of patents have been capitalized and are being amortized over their useful life of 10 years. These costs will also be reviewed quarterly by management for impairment and valuation. Such impairment will be reviewed from available information at the time such as projected cash flow analysis, sales orders and other information available to help management determine future realization of this asset. Management will write this intangible down to its net realizable value at the time of impairment appears to exist.

Long-Lived Assets

The Company evaluates its long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment of Long-Lived Assets”. Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets and is recorded in the period in which the determination was made.

Revenue Recognition

Revenue from product sales is generally recognized at the time the product is shipped and invoiced and collectibility is reasonably assured. The Company believes that revenue should be recognized at the time of shipment as title generally passes to the customer at the time of shipment. This policy meets the criteria of Staff Accounting Bulletin 101 in that there is persuasive evidence of an existing contract or arrangement, deliver has occurred, the price is fixed and determinable and the collectibility is reasonably assured.

Income Taxes

Deferred income taxes are provided in amounts sufficient to give effect to temporary differences between financial and tax reporting, principally related to deferred start-up cost. For income tax purposes start-up costs are deferred until the Company begins generating revenue, at which time the costs begin being amortized.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 1 — Organization and Summary of Significant Accounting Policies (continued)

Earnings Per Share

The numerator for the earnings per share calculation is the net loss for the period. The denominator is the weighted average number of shares outstanding during the period.

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise or conversion of warrants, options and convertible securities, if any, using the treasury stock method. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive.

Earnings Per Share computation for Continuing operations:

                                                                                         December 31,
                                                                                 2005                     2004
                     Numerator - (loss from continuing operations)       $        (645,609)             (212,923)
                     Denominator - weighted average
                              number of shares outstanding                        8,032,000             3,238,086

                     Loss per share                                      $           (0.08)    $           (0.07)

Earnings Per Share computation from Discontinued Operations:

                                                                                         December 31.
                                                                                 2005                     2004
                     Numerator - (loss from discontinued operations)     $        (299,248)              (98,835)
                     Denominator - weighted average
                              number of shares outstanding                        8,032,000             3,238,086

                     Loss per share-discontinued operations              $           (0.04)    $           (0.03)

Earnings Per Share computation for Net Income:

                                                                                         December 31,
                                                                                 2005                     2004
                     Numerator - (Net Loss)                              $        (944,857)             (311,758)
                     Denominator - weighted average
                              number of shares outstanding                       8,032,000              3,238,086

                     Loss per share                                      $           (0.12)    $           (0.10)

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 1 — Organization and Summary of Significant Accounting Policies (continued)

Translation of Foreign Currencies

Assets and liabilities of the Company’s foreign subsidiary are translated into U.S. dollars at the applicable exchange rates at year-end. Net gains or losses resulting from the translation of the Company’s assets and liabilities are reflected as a separate component of stockholders’ equity. A negative translation impact on stockholders’ equity reflects a current relative U.S. Dollar value higher than at the point in time that assets were actually acquired in a foreign currency. A positive translation impact would result from a U.S. Dollar weaker in value than at the point in time foreign assets were acquired.

Income and expense items are translated at the weighted average rate of exchange (based on when transactions actually occurred) during the year.

Stock-Based Compensation

At December 31, 2005, the Company has stock-based employee compensation plans, which are described more fully in Note 11. The Company accounts for those plans under the recognition and measurement principles of APB Opinion 25, “Accounting for Stock Issued to Employees”, and related Interpretations, and has adopted the disclosure provisions of SFAS 123 (R), “Share Based Payment.”

Had compensation cost for the Company’s stock option plan been determined based on the fair value at the grant date for awards consistent with the provisions of SFAS 123 (R), the Company’s net loss and loss per share would have been reduced to the pro forma amounts indicated below:

                                                                                Years ended December 31
                                                                                 2005                     2004

Net loss as reported                                                   $        (795,615)          $ (311,758)

Deduct:
         Total stock-based employee compensation expense
         determined under fair value based method for all
         awards, net of related tax effects                                             -                    -

Net loss pro forma                                                     $         (795,615)         $ (311,758)

Loss per share - basic and diluted:
         As reported                                                   $            (.10)              $ (.10)
         Pro forma                                                     $            (.10)              $ (.10)

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 1 — Organization and Summary of Significant Accounting Policies (continued)

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. At December 31, 2005, the Company had $2,035,438 in bank deposit accounts. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain amounts in the 2004 financial statements have been reclassified to conform to the 2005 presentation.

Note 2 — Going Concern

As of December 31, 2005, the Company’s revenue generating activities have not generated sufficient funds for profitable operations, and the Company has incurred losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management intends to seek additional equity funding to expand marketing efforts and product development. The continuation of the Company is dependent upon achieving a profitable level of operations as well as obtaining further long-term financing. At December 31, 2005 the Company had $2,035,438 remaining to fund its operational costs. Management plans to raise $10,000,000 in additional funds by way of common stock and debenture offerings over the next twelve months to finance the operations and capital requirements of the Company in 2006. While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate sufficient funds for operations. As a result, the Company may not be able to continue operations due to lack of funds to pay employees and vendors, and would not have the ability to repay loans to shareholders, officers, and other note holders. This could result in the notes becoming immediately due which could cause the company to discontinue operations due to liens or litigation.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 3 – Promissory Note Receivable

As of December 31, 2005, the Company has advanced $3,075,000 to Providence Exploration LLP in exchange for a secured revolving promissory note. The note is secured by the assets of Providence Exploration including all of the debtor’s rights, titles and interests in certain leases of oil, gas and mineral interests located in the Comanche and Hamilton counties of Texas. The face value of the note increases to match the amounts advanced by the Company, to a maximum value of $5,000,000. The note bears interest at 7.0% per annum and is to be paid in full by December 1, 2006. As of December 31, 2005, the accrued interest was $16,901.

Note 4 – Patents

In 2002, patents were obtained pursuant to an agreement whereby the Company executed an Intellectual Property Assignment and Sale Agreement (“Agreement”) with B.I.M.E. GmBH, a German corporation, and Hermann Esser and Eduard Kneifel, both German residents (“Sellers”), to acquire certain infectious medical waste sterilization and disposal technologies developed in Germany. The Agreement transfers to the Company the exclusive ownership of both the Valides® Modular Infectious Medical Waste Disposal System and the Medides System together with all the intellectual property, including the patents, patents pending, proprietary software and licenses required to manufacture, operate and market these technologies worldwide. The patents are being amortized over a definite ten year life commencing at the date of acquisition in 2002.

As of December 31, 2004, the gross carrying value of the patents was $404,446 and accumulated amortization was $121,334. In the first six months of 2005, the company recognized a further $20,222 of amortization on the patents. On June 30, 2005 the Company reviewed the carrying value of its patents and determined that the prospect of sales this year and future expected cashflow from sales of the Valides system were unknown. Therefore the Company determined that there was sufficient evidence to indicate that the carrying value of the patent asset was impaired. Pursuant to the Company’s determination, it wrote off the remaining unamortized balance of $262,890 of its capitalized cost.

Total consideration for the transaction was $404,446, representing $179,446 in cash consideration through notes payable and $225,000 in non-cash consideration through the issuance of 750,000 shares restricted common stock valued at the fair market value on the date of issuance. As of December 31, 2004, the Company had paid cash to the Sellers totaling $150,398 and had issued 750,000 shares of restricted common stock. In 2005, the Company paid the outstanding balance of the note payable in cash. As of December 31, 2005, the Company has no further obligations with regards to the patents.

Note 5 — Property and Equipment

Property and equipment consist of the following at December 31, 2005:

         Equipment                                            $         3,740
         Less accumulated depreciation                                 (2,721)
                     Net Value                                $         1,019

Depreciation expense for the years ended December 31, 2005 and 2004 was $491 and $753 respectively.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 6 – Convertible Debentures

Two convertible debentures were issued during 2002 (May 3, 2002-$75,000 and May 6, 2002-$250,000), bearing interest at 7.5% per annum, which were to mature within three years. The convertible debentures become immediately due and payable upon certain events of default unless waived by the lender. Interest on the principal amount was due annually on the anniversary date of the issue date. The conversion feature allowed the holder at any time to convert any unpaid amount of principal or interest at $5.00 per share for a period of three years from the date of issuance. In the event that the trading average price of the shares during 30 consecutive trading days is above 200% of the conversion price, conversion is enforced by the Company. Pursuant to the terms of the convertible debenture, the Company agrees to file a Registration Statement within 60 days of conversion with the U.S. Securities and Exchange Commission. The convertible debentures are secured by substantially all of the Company’s assets consisting of all tangible and intangible property, but not limited to procedures, instruments, devices, equipment, research, designs, registrations, licenses, trademarks, software, patents, patents pending, “know-how” expertise, all additions and replacements to such property and any other documentation related to the Valides® and Medides systems for sterilizing and disinfecting infectious waste.

On May 6, 2005, the conversion price of the two debentures was adjusted to $0.10 per share.

The terms for these two convertible debentures were extended to May 3, 2008 and May 6, 2010, respectively pursuant to the terms of extension agreements dated March 31, 2005. The extension agreements require certain additional conditions related to the Company’s obligations as follows:

1.     The interest payable on the convertible debentures, as of May 4, 2005, accrues at a rate of ten percent (10%) per annum payable on a quarterly basis with the initial quarterly interest payments due on September 30, 2005 and at the end of each quarter thereafter until repayment or conversion.

2.     The right to convert the whole part or any part of the principal amounts and accrued interest into shares of the Company extends until May 3, 2008 and May 6, 2010 respectively Upon conversion or repayment of the principal amounts and accrued interest, the holders of the convertible debentures are entitled to a ten percent (10%) bonus on the amount due as of such date. The market value of this bonus on the date of the extension was recorded as financing expense of $32,500.

On October 3, 2005 the Company reached an agreement with the beneficiaries of these two outstanding debentures for payment of interest accrued to September 30, 2005. The Company issued 136,298 shares of common stock to Global Convertible Megatrend Ltd. for $13,629 owed, and 56,250 shares of common stock to Max Fugman for $5,625 owed. Accrued interest for these two debentures at December 31, 2005 was approximately $8,191 and is included in accrued expenses.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 6 – Convertible Debentures (continued)

On November 28, 2005, the company issued seven convertible debenture certificates for the total principal sum of $3,320,000 due in full with accrued and unpaid interest on November 30, 2010. The interest at a rate of 7.0% per annum is payable on a semi-annual basis with the initial payment due on June 1, 2006. The holders of the debentures has the right to convert all or part of the principal and accrued interest into common shares of the Company at $0.35 per share at any time prior to maturity. Accrued interest for these seven debentures at December 31, 2005 was approximately $21,012 and is included in accrued expenses.

The total value of the principal of the nine convertible debentures outstanding as of December 31, 2005 was $3,645,000. Repayment of this principle is due according to the following schedule:

                  Year                      Principal Repayment
                  2006                               -
                  2007                               -
                  2008                               -
                  2009                               -
                  2010                     $ 3,645,000

Note 7 — Income Taxes

The difference between income taxes at statutory rates and the amount presented in the financial statements is a result of the following:

                                                         Years Ended
                                                         December 31,
                                                                                         Cumulative Amounts
                                                            2005           2004

Income tax benefit at statutory rate                $  (318,000)       $   (106,000)     $ (2,422,000)
Change in valuation allowance                           318,000             106,000         2,422,000
                                                    =================================================
                                                    $         -        $          -      $          -

Deferred tax assets are as follows at December 31, 2005:

NOL Carry-forward                                                                         $ 2,422,000
Valuation allowance                                                                        (2,422,000)
                                                                                          ============
                                                                                          $          -

The Company has incurred Net Operating Losses of approximately $9,000,000. These losses will be carried forward to offset future taxable income and will expire beginning in 2014. However, realization of the future tax benefit of these carry-forwards is contingent on the Company’s ability to generate positive net operations. A valuation allowance has been recorded for the full amount of the deferred tax asset because it is more likely than not that the deferred tax asset will not be realized.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 8 — Related Party Transactions

Related party payables consist of amounts due to Markus Mueller, a director of the Company. Mr. Mueller advanced the Company $184,680 during 2004, and was paid back $12,600 in cash (principal and interest) and $138,680 in common stock. On October 25, 2005 the Company reached an agreement with Markus Mueller for the swap of equity for the outstanding debt as of September 30, 2005. Under such agreement the Company issued 2,092,293 shares of common stock for the cancellation of $101,500 recognized to Mr. Mueller for consulting fees, $6,000 of a cash loan, $527 in interest, and €73,826(US$88,945) of a loan to Healthbridge AG and €10,174(US$12,257) in interest.

The Company has entered into an agreement with Markus Mueller, a director of the Company for consulting services. The agreement has an automatic renewal provision unless terminated by either party. During the years ended December 31, 2005 and 2004, the Company recognized consulting expense of approximately $42,000 each year.

The Company has entered into an agreement with Nora Coccaro, the Company’s President, for consulting services. The agreement has an automatic renewal provision unless terminated by either party. During the years ended December 31, 2005 and 2004, the Company recognized consulting expense of approximately $43,331 and $32,000 respectively.

Note 9 — Supplemental Cash Flow Information

During the year ended December 31, 2005, the Company issued 1,250,000 shares of common stock at $0.10 per share for a total of $125,000. The Company also issued 6,270,000 shares of common stock at $0.30 per share for a total of $1,881,000.

In connection with the offering of 6,270,000 shares common stock and $3,320,000 of convertible debentures during the year, a sales commission totaling 5% was authorized for payment to two individuals, comprising of 3% in cash and 2% in warrants to purchase 346,733 shares of Company common stock at $0.30 per share. The warrants granted have a fair market value totaling $191,400.

During the year ended December 31, 2005, the Company issued 2,334,841 shares of common stock for accounts payable of $201,212, and accrued interest of $32,038. An amount of $116,742 was recorded as a financing cost due to the premium of the prevailing market price at the time of issuance over the stated price in the share for debt swap.

During the year ended December 31, 2004, the Company issued 3,785,555 shares of common stock for accounts payable of $239,180, accrued interest of $39,265.

Actual amounts paid for interest and income taxes for the years ended December 31, 2005 and 2004 and the cumulative amounts are as follows:

                                                                                                        Cumulative
                                                      2005                       2004                      Amounts
Interest                                    $    46,120                    $     45,209               $    186,740
Income taxes                                $        -                     $        -                 $          -

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 10 — Preferred Stock

The Company’s preferred stock may have such rights, preferences and designations and may be issued in such series as determined by the Board of Directors. No shares were issued and outstanding at December 31, 2005.

Note 11 — Stock Options

The Company has stock option plans; which authorize the grant of stock options to eligible employees, directors, and other individuals to purchase up to an aggregate of 6,620,000 shares of common stock. All options granted under the plans are granted at current market value at date of grant, and may be exercised between one year and ten years following the date of grant. The plans are intended to advance the interest of the Company by attracting and ensuring the retention of competent directors, employees, and consultants, and to provide incentives to those individuals to devote their utmost efforts to the advancement of the Company. This plan has been subsequently closed, as no options are currently outstanding.

A schedule of the options outstanding is as follows:

                                                          Number                                  Exercise
                                                          of                                      Price
                                                          Options                                 Per
                                                                                                  Share
       Outstanding at January 1, 2003                     25,000                         $            1.40
       Granted                                            25,000                                       .05
       Exercised                                         (37,500)                                     1.40
       Outstanding at December 31, 2003                   12,500                                       .05
       Granted                                                 -                                         -
       Exercised                                               -                                         -
       Expired                                           (12,500)                                        -
         Outstanding at December 31, 2004 and 2005             -         $                -

Note 12 — Warrants

During 2005, in connection with the offering of 6,270,000 shares common stock and $3,320,000 of convertible debentures during the year, a sales commission was partially paid in warrants. The warrants are exercisable in whole or in part allowing the holders to purchase 346,733 shares at an exercise price of $0.30 before the expiry date of December 1, 2010. On the date granted, the fair market value of these warrants, totaling $191,400, consisted of $68,970 for warrants issued in connection with the common stock offering and $122,430 for warrants issued in connection with the debenture offering. The value of the warrants issued in connection with the debenture offering was recorded as a financing expense.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 13 — Stock Based Compensation

The Company has adopted the disclosure provisions of Statement of Financial Accounting Standards (SFAS) No. 123 (R), “Share Based Payment” as described in Note 1.

No stock options were granted in 2005 and 2004. No stock options were outstanding at December 31, 2005.

Note 14 — Reverse Common Stock Split

Effective August 25, 2003, the Company approved a 1-for-20 reverse common stock split. All common share amounts, common stock option amounts and per share information have been retroactively adjusted to reflect this common stock split in the accompanying financial statements.

Note 15 — Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts receivable, accounts payable and notes payable. The carrying amount of these items approximates fair value because of their short-term nature and the notes payable bear interest at the market interest rate.

Note 16 – Discontinued Operations

Effective December 31, 2000, the Company closed its offices in Dallas, Texas, and discontinued its operations relating to the marketing and distributing of its Redloc II waste disposal system because of its inability to generate revenues due to lack of successfully obtaining contracts for its product. The Company wrote off inventory in the amount of $40,395 in accordance with SFAS No. 121 “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of.” During the fourth quarter of 2002, the Company wrote off approximately $103,000 in assumed liabilities and included in gain (loss) on discontinued operations for 2002 is a gain of $102,692, and included in cumulative amounts from inception to December 31, 2002, is a net loss of $2,893,157. There was no tax effect on this transaction due to the Company’s loss position.

Effective December 31, 2005, the Company discontinued all operations connected to the Valides® Modular Infectious Waste Disposal System and the Medides System due to the unsatisfactory level of revenue generated to date. In 2005, $299,248 was recorded as the loss on discontinued operations. Included in cumulative amounts from inception to December 31, 2005 is a net loss of $514,122. There was no tax effect on this transaction due to the Company’s loss position.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 17 — Recent Accounting Pronouncements

In December 2004, FASB issued a revision to SFAS 123 (R) “Share-Based Payment”. This Statement is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services.” This Statement does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, Employers’ Accounting for Employee Stock Ownership Plans. The Company does not believe adoption of this revision will have a material impact on the Company’s consolidated financial statements.

In June 2005, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard No. 15, “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements (“SFAS 54”). The Statement applies to all voluntary changes in accounting principle, and changes the requirements for accounting for and reporting of a change in accounting principle. SFAS 154 requires retrospective application to prior periods’ financial statements of a voluntary change in accounting principle unless it is impracticable. SFAS 154 requires that a change in method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate that is affected by a change in accounting principle. Opinion 20 previously required that such a change be reported as a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We do not believe this pronouncement will have a material impact in our financial results.

In December 2004, FASB issued SFAS 153 “Exchanges of Non-monetary Assets—an amendment of APB Opinion No. 29". The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The Company does not believe adoption of SFAS 153 will have any impact on the Company’s consolidated financial statements.

HEALTHBRIDGE, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

Note 17 — Recent Accounting Pronouncements (continued)

In December 2004, FASB issued SFAS 152 “Accounting for Real Estate Time-Sharing Transactions—an amendment of FASB Statements No. 66 and 67". This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The Company does not believe adoption of SFAS 152 will have any impact on the Company’s consolidated financial statements.

In November 2004, the FASB issued SFAS 151 “Inventory Costs—an amendment of ARB No. 43". This Statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “. . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges. . . .” This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement shall be effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Company does not believe adoption of SFAS 151 will have any impact on the Company’s consolidated financial statements.

                                                        PROVIDENCE EXPLORATION,
                                                                LLC (A
                                                      Development Stage Company)

                                                                 INDEX

                                                                                                          Page

Unaudited, Consolidated Balance Sheet as of June 30, 2006.................................................FC-2

Unaudited, Consolidated Statement of Operations for the three and six month periods ended June 30, 2006..................................................................................FC-3

Unaudited, Consolidated Statement of Cash Flows for the three and six month periods ended June 30, 2006..................................................................................FC-4

Notes to the Unaudited, Consolidated Financial Statements.................................................FC-5

                                           PROVIDENCE EXPLORATION, LLC.
                                            CONSOLIDATED BALANCE SHEET
                                                   June 30, 2006
                                       (See accountants' compilation report)

CURRENT ASSETS:
              Cash                                                                                           33,047
              Accounts receivable (net of allowance)                                                         78,665
              Inventory (Note 12)                                                                           666,139
              Prepaid expenses                                                                               38,671
                                                                                             -----------------------
                                                                                             -----------------------

              Total current assets                                                                          816,522
                                                                                             -----------------------
                                                                                             -----------------------

PROPERTY AND EQUIPMENT (NOTE 12) :
              Oil and gas leases - undeveloped                                                            7,828,849
              Drilling rigs and equipment                                                                   367,291
              Office furniture and equipment                                                                 12,659
              Automotive equipment                                                                           27,495
                                                                                             -----------------------
                                                                                             -----------------------

              Total                                                                                       8,236,294
                                                                                             -----------------------
                                                                                             -----------------------

              Less accumulated depreciation                                                                (34,010)
                                                                                             -----------------------
                                                                                             -----------------------

              Total property and equipment                                                                8,202,284
                                                                                             -----------------------
                                                                                             -----------------------

OTHER ASSETS:
              Loan origination fees, net of amortization of $17,743                                          58,507
              Note receivable - member (Note 3)                                                             138,754
              Deposits                                                                                        2,266
                                                                                             -----------------------
                                                                                             -----------------------

              Total other assets                                                                            199,527
                                                                                             -----------------------
                                                                                             -----------------------

              Total assets                                                                                9,218,333
                                                                                             =======================
                                                                                             =======================

CURRENT LIABILITIES:
              Accounts payable                                                                                2,484
              Accrued expenses                                                                              308,949
              Short term notes payable (Note 6)                                                           9,542,030
              Current portion of long term notes payable (Note 4)                                           362,548
                                                                                             -----------------------
                                                                                             -----------------------

              Total current liabilities                                                                  10,216,011
                                                                                             -----------------------
                                                                                             -----------------------

LONG TERM NOTES PAYABLE (NOTE 4)                                                                            517,643
                                                                                             -----------------------
              Total liabilities                                                                          10,733,654
                                                                                             -----------------------
                                                                                             -----------------------

MEMBER'S EQUITY                                                                                         (1,515,321)
                                                                                             -----------------------
              Total liabilities and member's equity                                                       9,218,333
                                                                                             =======================

                              The accompanying notes are an integral part of these financial statements.

                                           PROVIDENCE EXPLORATION, LLC.

                               CONSOLIDATED STATEMENTS OF INCOME AND MEMBER'S EQUITY
                                FOR THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2006
                                       (See accountants' compilation report)

                                                                       Three Months                   Six Months

SALES (NOTE 13)                                                                 9,989                       358,131
COST OF SALES                                                                 116,387                       547,368
                                                                     -----------------             -----------------
                                                                     -----------------             -----------------

          Gross loss                                                        (106,398)                     (189,237)
                                                                     -----------------             -----------------
                                                                     -----------------             -----------------

GENERAL AND ADMINISTRATIVE EXPENSES:
          Automobile                                                            6,456                        16,824
          Amortization                                                          6,354                        12,708
          Bank charges                                                            955                         2,598
          Consulting                                                                0                         6,500
          Depreciation                                                          3,744                        43,524
          Insurance                                                            10,166                        20,577
          Office                                                                7,130                        14,518
          Professional fees                                                    54,275                       138,830
          Repairs and maintenance                                               8,775                         8,775
          Rent                                                                  6,276                        14,029
          Telephone                                                             4,384                         7,845
          Travel and entertainment                                              2,530                         6,305
          Utilities                                                               458                         1,002
                                                                     -----------------             -----------------
                                                                     -----------------             -----------------

          Total general and administrative expenses                           111,503                       294,035
                                                                     -----------------             -----------------
                                                                     -----------------             -----------------

              Net loss before other income (expenses)                       (217,901)                     (483,272)
                                                                     -----------------             -----------------
                                                                     -----------------             -----------------

OTHER INCOME (EXPENSES):
          Interest and other income                                                36                            72
          Interest expense                                                  (185,738)                     (283,734)
          Gain on sale of assets                                              519,831                       519,831
                                                                     -----------------             -----------------
                                                                     -----------------             -----------------

          Net income (loss)                                                   116,228                     (247,103)
                                                                     -----------------             -----------------
                                                                     -----------------             -----------------

MEMBER'S EQUITY, BEGINNING OF PERIOD                                        (607,095)                     (243,764)
                                                                     -----------------             -----------------

          Member distribution                                             (1,024,454)                   (1,024,454)
                                                                     -----------------             -----------------
                                                                     -----------------             -----------------

MEMBER'S EQUITY, END OF PERIOD                                            (1,515,321)                   (1,515,321)
                                                                     =================             =================

                              The accompanying notes are an integral part of these financial statements.

                                            PROVIDENCE EXPLORATION, LLC.

                                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                              FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2006
                                       (See accountants' compilation report)

                                                                                  Three Months        Six Months
CASH FLOWS FROM OPERATING ACTIVITIES:
           Net income (loss)                                                              116,228          (247,103)
                                                                               ------------------- ------------------
                                                                               ------------------- ------------------

           Adjustments to reconcile net income (loss) to net cash
           used by operating activities:
               Depreciation                                                                 3,744             43,524
               Amortization                                                                 6,354             12,708
               Gain on sale of assets                                                   (519,831)          (519,831)
           Changes in:
               Accounts receivable                                                          3,657            (5,832)
               Inventory                                                                (666,139)          (666,139)
               Prepaid expense                                                            (7,573)            (4,222)
               Accounts payable                                                         (754,857)           (24,131)
               Accrued expenses                                                           112,697            194,983
                                                                               ------------------- ------------------
           Net cash used by operating activities                                      (1,705,720)        (1,216,043)
                                                                               ------------------- ------------------
                                                                               ------------------- ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
           Purchase of property and equipment                                           (412,949)        (2,789,065)
           Proceeds from sale of assets                                                 1,336,000          1,336,000
           Issuance of notes receivable                                                  (21,336)           (46,336)
                                                                               ------------------- ------------------
           Net cash provided (used) by investing activities                               901,715        (1,499,401)
                                                                               ------------------- ------------------
                                                                               ------------------- ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
           Proceeds from notes payable                                                  1,035,456          3,017,776
           Payments on notes payable                                                    (209,663)          (291,345)
                                                                               ------------------- ------------------
           Net cash provided by financing activities                                      825,793          2,726,431
                                                                               ------------------- ------------------
                                                                               ------------------- ------------------

           Net increase in cash and cash equivalents                                       21,788             10,987
                                                                               ------------------- ------------------
                                                                               ------------------- ------------------

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                             11,259             22,060
                                                                               ------------------- ------------------
                                                                                                   ------------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                   33,047             33,047
                                                                               =================== ==================
                                                                                                   ==================

SUPPLEMENTAL CASH FLOW INFORMATION:
           Interest paid                                                                   35,415             66,814
                                                                               ------------------- ------------------
                                                                               ------------------- ------------------

SUPPLEMENTAL DISCLOSURE OF NONCASH
      INVESTING AND FINANCIAL ACTIVITIES:
           Assumption of member debt                                                    1,024,454          1,024,454
                                                                               ------------------- ------------------
                                                                               ------------------- ------------------

           Purchase of oil and gas leases in exchange for note payable                                     1,924,800
                                                                                                   ------------------

                              The accompanying notes are an integral part of these financial statements.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE–1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Organization

        The Company was formed on July 12, 2005, under the Laws of the State of Texas as a Limited Liability Company and is headquartered in Dallas, Texas.

        The Company formed a wholly owned subsidiary, PDX Drilling 1, LLC (PDX), on July 12, 2005. PDX was formed to acquire drilling and service rigs for the purpose of drilling oil and gas wells in Texas. PDX acquired 3 oil drilling rigs during 2005 and began drilling operations for its customers.

        The Company formed a wholly owned subsidiary, Providence Resources LLC, on September 1, 2005 to acquire leases in Texas for oil and gas exploration and development. During 2005 and 2006, oil and gas leases were acquired by Providence Exploration, LLC.

        The Company is in the oil and gas drilling business and has incurred revenues from oil drilling services performed for other entities. The Company is also an oil and gas exploration company with oil, gas and mineral leasehold interests in Comanche, Hamilton and Val Verde Counties, Texas. The Company has begun drilling on its own oil and gas leases in 2006.

Principles of Consolidation

        The consolidated financial statements include the accounts of Providence Exploration, LLC, PDX Drilling 1, LLC and Providence Resources LLC. All material intercompany accounts and transactions have been eliminated in the consolidation of the entities.

Cash and Cash Equivalents

        The Company considers cash in operating and money market accounts to be cash and cash equivalents for the statements of cash flows.

Accounts Receivable

        The Company considers accounts receivable to be fully collectible; accordingly no allowance for doubtful accounts is required. When amounts become uncollectible, they are charged to operations when that determination is made. Using this direct write-off method does not materially differ from the allowance method.

Property and Equipment

        Drilling and service rigs and equipment are recorded at cost and are depreciated over their estimated useful lives of ten years using the straight-line method. Office furniture and equipment and automotive equipment are recorded at cost and depreciated over their estimated useful lives of five to ten years using the straight-line method.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

   NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued):

Property and Equipment (continued)

        Upon sale or retirement of property and equipment the cost and related accumulated depreciation of the asset are removed from the Company’s accounts and gain or loss is recognized.

        Expenditures for repair and maintenance are charged to expense as incurred.

Oil and Gas Leases Not Subject to Amortization

        Oil and gas lease costs are recorded at cost and consist of 7,374.5 acres of land leases in North Eastern Texas in the Barnett Shale Formation and 12,847.2 acres of land leases in Southwest Texas in Val Verde County. These leases are undeveloped at June 30, 2006, and accordingly no depletion is included in the accompanying consolidated financial statements. As of June 30, 2006, the Company has paid $6,793,393 for property leases.

        The Company follows the full cost method of accounting for exploration and development of oil and gas properties whereby all costs in acquiring, exploring and developing properties are capitalized, including estimate of abandonment costs, net of estimated equipment salvage costs. The Company capitalized $1,035,456 in exploration costs during the six months ended June 30, 2006. No costs related to production, general corporate overhead, or similar activities have been capitalized. As of June 30, 2006 the Company only has capitalized costs of unproved properties acquired. Leasehold costs are depleted based on the units-of-production method based on estimated proved reserves. No proved reserves currently exist for the Company and therefore no depletion has been taken as of June 30. 2006.

        In accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews its long-lived assets to be held and used, excluding proved oil and gas properties accounted for under the full cost method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future net cash flows is less than the carrying amount of the assets. In this circumstance, the Company recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset. The Company’s long-lived assets related to its proved oil and gas properties accounted for under the full cost method of accounting are prescribed by the Securities and Exchange Commission (Regulation S-X, Rule 4-10, “Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975”).

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

   NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued):

Fair Market Value of Financial Instruments

        The estimated fair value of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and other liabilities approximate their carrying amounts in the financial statements. The Company’s financial instruments include notes payable. The carrying value of notes payable approximates market value because the borrowing rate is similar to other financial instruments with similar terms.

Revenue Recognition

        The Company generated revenues during 2006 from service fees generated from its drilling rigs. Revenues are recorded upon the completion of the services, with the existence of an agreement and where collectability is reasonably assured. Oil and natural gas production revenue will be recognized at the time and point of sale after the product has been extracted from the ground.

Intangible Assets

        Loan origination fees are being amortized on a straight line basis over the 36 month term of the loans.

Income Taxes

        The Company is organized as a Limited Liability Company (LLC) and is taxed for federal income tax purposes as a partnership. Accordingly, no federal income tax liability or expense is included in the accompanying financial statements. Income from the Company is taxed to the partners on their respective returns.

NOTE 2 — USE OF ESTIMATES IN PREPARATION OF FINANCIAL

STATEMENTS:

        The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 – RELATED PARTY RECEIVABLE:

        At June 30, 2006, the Company has a note receivable from a member totaling $138,754. The note receivable is unsecured and bears interest at 4.25%. The note receivable and unpaid interest is due December 31, 2008.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 4 — LONG-TERM DEBT:

          Note Payable - FAGEB AG, secured by drilling equipment, payable in quarterly installments of $25,119 through July 31, 2008, including
          interest at 12%.                                                                $195,507

           Note Payable - Global Convertible Megatrend LTD., secured by drilling equipment, payable in quarterly installments of $50,238 through July 31, 2008, including interest at 12%.
                                                                                           391,019

          Note Payable - FAGEB AG, secured by drilling equipment, payable in quarterly installments of $37,722 through September 25, 2008,
          including interest at 12%.                                                       293,665

                           Total                                                           880,191
                           Less current portion                                            362,548

                                Long-term notes payable                                  $ 517,643

             Aggregate maturities of long term notes payable at June 30, 2006, are as follows:

                                   Year Ended
                                     June 30                             Amount

                                      2008                              $408,009
                                      2009                               109,634

                                      Total                             $517,643

NOTE 5 — MEMBERS’ CAPITAL:

        Upon formation, the member contributed $535,000 of capital to the Company. Effective April 10, 2006, the Company assumed debt of the member totaling $1,024,454 (Note 6).

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 6 — SHORT TERM NOTES PAYABLE:

          Notes payable - unsecured, due December 31, 2006, plus interest at 12
          %:

               Swan Lake Investments, Limited, convertible into
               1,600,000 shares of Healthbridge, Inc. stock.                               $350,000

               Carerra Investments, Limited, convertible into
               1,485,037 shares of Healthbridge, Inc. stock.                                150,000

          Notes payable - unsecured, due April 10, 2007, plus interest at 3.5%, convertible into 9,128,633 shares of Healthbridge, Inc. stock.
          (expected to be converted in less than one year) (Note 7):
                                                                                          1,024,454

          Notes payable - unsecured, principal due upon demand made on or after
          October 2, 2006, accrued, unpaid interest at 5% due upon maturity, convertible into 3,500,000 shares of Healthbridge, Inc. stock.
                                                                                          1,924,800

                        Total Convertible Notes Payable                                   3,449,254

          Note payable - Healthbridge, Inc.,  secured by oil and
          gas leases, due December 1, 2006, plus interest at 7%.
          (Notes 7 and 12).                                                               5,242,776

          Note Payable - Vanguard Capital, unsecured, principal and accrued interest at 12% due upon obtaining permanent financing on lease
          purchases.                                                                        850,000

                           Total                                                         $9,542,030

NOTE 7 — PROPOSED TRANSACTION:

        At June 30, 2006, the Company has a proposed transaction pending with Healthbridge, Inc. (Healthbridge), (a publicly owned Texas Corporation headquartered in Vancouver, B.C., Canada), whereby Healthbridge would acquire 100 percent ownership interest in the Company (including subsidiaries) in exchange for 16,500,000 shares of Healthbridge, Inc. common stock. The stock shares would be allocated as follows:

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 7 — PROPOSED TRANSACTION (continued):

                       Convertible Notes Payable:

                  Swan Lake Investments, Limited                               1,600,000
                  Carerra Investments, Limited                                 1,485,037
                  Other                                                        9,128,633
              Member                                                           4,286,330

                                        Total                                 16,500,000

        On April 10, 2006, Healthbridge entered into a Securities Exchange Agreement (“Securities Agreement”) with the Company and the membership unit holder of the Company. Healthbridge intends to acquire the Company and its wholly owned subsidiaries in a stock for ownership exchange. The Securities Agreement requires the exchange of 4,286,330 shares of Healthbridge’s common stock for 100% of the issued and outstanding membership units of the Company. Healthbridge expects to close this transaction, subject to shareholder approval, by September 30, 2006. As of June 30, 2006, the Company has been advanced $5,242,776 by Healthbridge.

        On April 10, 2006, Healthbridge entered into a Note Exchange Agreement (“Note Agreement”) with the holders of certain promissory notes issued by the Company whereby Healthbridge intends to acquire the outstanding promissory notes from the note holders in exchange for 12,213,670 shares of Healthbridge’s common stock, to be distributed to the note holders as detailed in the Note Agreement. Healthbridge expects to close this transaction, subject to shareholder approval, by September 30, 2006. The closing is further conditioned upon simultaneous closing with the Securities Agreement.

NOTE 8 — AGREEMENTS:

        In October 2005, the Company signed a joint exploration agreement with Harding Company. Under the terms of the agreement, the Company and Harding Company intend to explore, develop and produce oil and gas from Marble Falls and Barnett Shale formations in targeted areas of the Ft. Worth basin. Harding Company is appointed as operator.

        The Company is required pursuant to the agreement to fund 100% of all costs of the management and operation for a minimum of 3 wells. The Company will carry Harding for its 10% working interest in all wells drilled and completed through the pipeline connection phase, in the project.

        Effective February 22, 2006, the Company entered into an agreement to purchase oil and gas leases in Val Verde County, Texas. The purchase price was $3,849,600, payable $1,924,800 cash and $1,924,800 note payable (Note 6). In March 2006, Harding Company paid the Company 192,480 related to the purchase.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 9 — COMMITMENTS AND CONTINGENCIES:

        The Company leases office and warehouse space under an operating lease which expires October 1, 2007. The Company leases a vehicle under an operating lease which expires in October 2007.

        Rent expense was $6,276 and $14,029 for the three months and six months ended June 30, 2006, respectively. Automobile lease expense is included in automobile expense in the accompanying statement of income and member’s equity.

NOTE 10 – GOING CONCERN:

        As of June 30, 2006, the Company’s revenue generating activities have not generated sufficient funds for profitable operations, and the Company has a significant working capital deficit. These factors raise uncertainty about the Company’s ability to continue as a going concern. Management’s plan is to effect a merger with Healthbridge, Inc. subsequent to June 30, 2006, thus converting and eliminating certain short-term and long term loans to equity in Healthbridge. Healthbridge will also assist in raising the needed funds for continued development of the oil and gas leases. If the merger does not occur, the Company may not have sufficient funds to continue the development of its leases. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 11 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69:

        The following unaudited disclosures on standardized measures of discounted cash flows and changes therein relating to proved oil and gas reserves are determined in accordance with United States Statements of Financial Accounting Standards No. 69 “Disclosures About Oil and Gas Producing Activities”.

Standardized Measure of Discounted Future Net Cash Flows and Changes Therein. In calculating the standardized measure of discounted future net cash flows, year-end constant prices and cost assumptions were applied to the Company’s annual future production from proved reserves to determine cash inflows. Future production and development costs are based on constant price assumptions and assume the continuation of existing economic, operating and regulatory conditions. Future income taxes are calculated by applying statutory income tax rates to future pre-tax cash flows after provision for the tax cost of oil and natural gas properties based upon existing laws and regulations. The discount was computed by application of a 10 percent discount factor to the future net cash flows. The calculation of the standardized measure of discounted future net cash flows is based upon discounted future net cash flows prepared by the Company’s independent qualified reserve evaluators in relation to the reserves they respectively evaluated, and adjusted by the Company to account for management’s estimate obligations and future income taxes. The Company cautions that the discounted future net cash flows relating to proved oil and gas reserves are an indication of neither the fair market value of the Company’s oil and gas properties, nor of the future net cash flows expected to be generated from such properties. The discounted future net cash flows do not include the fair market value of exploratory properties and probable or possible oil and gas reserves, nor is consideration given to the effect of anticipated future changes in crude oil and natural gas prices, development, asset retirement and production costs, and possible changes to tax and royalty regulations. The prescribed discount rate of 10 percent may not appropriately reflect future interest rates. The Company’s projections should not be interpreted as being equivalent to fair market value.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE	11 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (Continued):

Net Proved Reserves (1, 2)

---------------------------------------- ----------------------- ------- ------------------------------------
                                              Natural Gas                 Crude Oil and Natural Gas Liquids
                                           (millions of cubic                  (thousands of barrels)
                                                 feet)
---------------------------------------- ----------------------- ------- ------------------------------------
---------------------------------------- ----------------------- ------- ------------------------------------
December 31, 2005                                             -                                            -
---------------------------------------- ----------------------- ------- ------------------------------------
---------------------------------------- ----------------------- ------- ------------------------------------
Purchase of reserves in place                                 -                                            -
---------------------------------------- ----------------------- ------- ------------------------------------
---------------------------------------- ----------------------- ------- ------------------------------------
Production                                                    -                                            -
---------------------------------------- ----------------------- ------- ------------------------------------
---------------------------------------- ----------------------- ------- ------------------------------------
Adjustment for uneconomic wells                               -                                            -
---------------------------------------- ----------------------- ------- ------------------------------------
---------------------------------------- ----------------------- ------- ------------------------------------
June 30, 2006                                                 -                                            -
---------------------------------------- ======================= ------- ====================================
---------------------------------------- ======================= ------- ====================================

---------------------------------------- ----------------------- ------- ------------------------------------
---------------------------------------- ----------------------- ------- ------------------------------------
Developed                                                     -                                            -
---------------------------------------- ----------------------- ------- ------------------------------------
---------------------------------------- ----------------------- ------- ------------------------------------
Undeveloped                                                   -                                            -
---------------------------------------- ----------------------- ------- ------------------------------------
---------------------------------------- ----------------------- ------- ------------------------------------
Total                                                         -                                            -
---------------------------------------- ======================= ------- ====================================

(1)     Definitions:

a.     “Net” reserves are the remaining reserves of the Company, after deduction of estimated royalties and including royalty interests.

b.     “Proved oil and gas reserves.” Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e. prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

Reservoirs are considered proved if economic product ability is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes that portion delineated by drilling and defined by gas-oil and /or oil-water contacts, if any; and the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

i.     Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the “proved” classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE	11 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (Continued):

ii.     Estimates of proved reserves do not include the following:

Oil that may become available from known reservoirs but is classified separately as “indicated additional reserves”;

Crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors;

        Crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and

Crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.

c.	“Proved developed oil and gas reserves.” Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

d.	“Proved undeveloped reserves.” Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive unites that are reasonably certain of production when drilled. Proved reserves for other undrilled unites can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates, for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

(2)	The Company does not file any estimates of total net proved crude oil or natural gas reserves with any U.S. federal authority or agency other than the SEC.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE	11 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (Continued):

Standardized Measure of Discounted Future Net Cash Flows Related to Proved Oil and Gas Reserves

        The company has no proved reserves and no oil and gas production and therefore has not presented the Standardized Measure of Discounted Future Net Cash Flows or operating results.

Capitalized Costs

--------------------------------------------------------------------- ----------------- ---- ----------------
June 30, 2006                                                          United States
--------------------------------------------------------------------- ----------------- ---- ----------------
--------------------------------------------------------------------- ----------------- ---- ----------------
Proved oil and gas properties                                                  $     -
--------------------------------------------------------------------- ----------------- ---- ----------------
--------------------------------------------------------------------- ----------------- ---- ----------------
Unproved oil and gas properties                                              7,828,849
--------------------------------------------------------------------- ----------------- ---- ----------------
--------------------------------------------------------------------- ----------------- ---- ----------------
Total capital costs                                                          7,828,849
--------------------------------------------------------------------- ----------------- ---- ----------------
--------------------------------------------------------------------- ----------------- ---- ----------------
Accumulated depletion                                                              (-)
--------------------------------------------------------------------- ----------------- ---- ----------------
--------------------------------------------------------------------- ----------------- ---- ----------------
Net capitalized costs                                                 $  7,828,849
--------------------------------------------------------------------- ================= ---- ================

Costs Incurred

-------------------------------------------------- ---------------- -- -----------------
                                                    United States
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
Six months ended June 30,                               2006
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
Acquisitions:
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
  Proved reserves                                  $
                                                   -
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
  Unproved reserves                                      3,657,120
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
Total acquisitions                                       3,657,120
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
Exploration costs                                        1,035,456
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
Development costs                                                -
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
Asset retirement obligations                                     -
-------------------------------------------------- ---------------- -- -----------------
-------------------------------------------------- ---------------- -- -----------------
Total costs incurred                                    $4,692,576
-------------------------------------------------- ================ -- =================

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2006

NOTE 12 – PROPERTY AND EQUIPMENT:

        In the three months ended June 30, 2006, the Company sold oil and gas equipment as follows:

                      Equipment sales                                 $1,420,000
                      Selling costs                                       84,000

                         Net sales price                               1,336,000

                      Equipment cost                                     887,732
                      Accumulated depreciation                            71,563

                          Book value                                     816,169

                      Gain on sale                                     $ 519,831

        The Company also purchased used oil and gas equipment totaling $666,139 in the three months ended June 30, 2006. It is the Company’s intent to repair and resell the equipment and therefore it included in inventory in the accompanying consolidated balance sheet.

NOTE 13 — MAJOR CUSTOMERS:

        The Company had one major customer for the period ended June 30, 2006, which comprised approximately 92% sales.

                                                        PROVIDENCE EXPLORATION,
                                                                LLC (A
                                                      Development Stage Company)

                                                                 INDEX

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors

Providence Exploration, LLC

Dallas, Texas

We have audited the accompanying consolidated balance sheet of Providence Exploration, LLC as of December 31, 2005 and the related consolidated statement of operations, stockholders’ equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the PCAOB (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Providence Exploration, LLC as of December 31, 2005 and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11, the Company’s operating losses and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to those matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Chisholm, Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC

Bountiful, Utah

April 11, 2006

                                           PROVIDENCE EXPLORATION, LLC.

                                            CONSOLIDATED BALANCE SHEET
                                                DECEMBER 31, 2005

CURRENT ASSETS:
           Cash                                                                                             22,060
           Accounts receivable (net of allowance)                                                           72,833
           Note receivable (Note 3)                                                                          5,000
           Prepaid expenses                                                                                 34,449
                                                                                                 ------------------
                                                                                                 ------------------

                Total current assets                                                                       134,342
                                                                                                 ------------------
                                                                                                 ------------------

PROPERTY AND EQUIPMENT:
           Oil and gas leases - undeveloped                                                              3,136,273
           Drilling rigs and equipment                                                                   1,236,647
           Office furniture and equipment                                                                    9,746
           Automotive equipment                                                                             27,495
                                                                                                 ------------------
                                                                                                 ------------------

           Total                                                                                         4,410,161

           Less accumulated depreciation                                                                  (62,049)
                                                                                                 ------------------
                                                                                                 ------------------

           Total property and equipment                                                                  4,348,112
                                                                                                 ------------------
                                                                                                 ------------------

OTHER ASSETS:
           Loan origination fees, net of amortization of $5,035                                             71,215
           Note receivable - long term (Note 3)                                                             87,418
           Deposits                                                                                          2,266
                                                                                                 ------------------
                                                                                                 ------------------

           Total other assets                                                                              160,899
                                                                                                 ------------------
                                                                                                 ------------------

           Total assets                                                                                  4,643,353
                                                                                                 ------------------
                                                                                                 ------------------

CURRENT LIABILITIES:
          Accounts payable                                                                                  26,615
          Accrued expenses                                                                                 113,966
          Short term notes payable (Note 7)                                                              3,700,000
          Current portion of long term notes payable (Note 4)                                              341,919
                                                                                                 ------------------
                                                                                                 ------------------

          Total current liabilities                                                                      4,182,500

LONG TERM NOTES PAYABLE (NOTE 4)                                                                           704,617
                                                                                                 ------------------

          Total liabilities                                                                              4,887,117

MEMBERS' EQUITY                                                                                          (243,764)
                                                                                                 ------------------

          Total liabilities and members' equity                                                          4,643,353
                                                                                                 ------------------

                               The accompanying notes are an integral part of the financial statements.

                                           PROVIDENCE EXPLORATION, LLC.

                               CONSOLIDATED STATEMENT OF INCOME AND MEMB'RS' EQUITY
                        FOR THE PERIOD JULY 12, 2005 (INCEPTION) THROUGH DECEMBER 31, 2005

SALES (NOTE 6)                                                                                              369,515
                                                                                                    ----------------

COST OF SALES:                                                                                              694,382
                                                                                                    ----------------

             Gross profit (loss)                                                                          (324,867)
                                                                                                    ----------------
                                                                                                    ----------------

GENERAL AND ADMINISTRATIVE EXPENSES
             Automobile                                                                                       4,710
             Amortization                                                                                     5,035
             Bank charges                                                                                     4,114
             Consulting                                                                                       8,000
             Depreciation                                                                                    62,049
             Insurance                                                                                       16,646
             Office                                                                                          15,792
             Professional fees                                                                               91,151
             Repairs and maintenance                                                                          1,070
             Rent                                                                                             6,429
             Telephone                                                                                       19,962
             Travel and entertainment                                                                        41,945
             Utilities                                                                                        1,228
                                                                                                    ----------------
                                                                                                    ----------------

             Total general and administrative expenses                                                      278,131

                 Net loss before other income (expenses)                                                  (602,998)

OTHER INCOME (EXPENSES):
             Interest and other income                                                                           38
             Note receivable write off                                                                     (89,731)
             Interest expense                                                                              (86,073)
                                                                                                    ----------------
                                                                                                    ----------------

             Net loss                                                                                     (778,764)

MEMBERS' EQUITY, BEGINNING OF PERIOD                                                                              0

             Capital contributions (Note 5)                                                                 535,000
                                                                                                    ----------------
                                                                                                    ----------------

MEMBERS' EQUITY, END OF PERIOD                                                                            (243,764)
                                                                                                    ----------------

                     The accompanying notes are an integral part of the financial statements.

                                           PROVIDENCE EXPLORATION, LLC.

                                       CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE PERIOD JULY 12, 2005 (INCEPTION) THROUGH DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
             Net loss                                                                                     (778,764)
             Adjustments to reconcile net loss to net cash
                  used by operating activities:
             Depreciation                                                                                    62,049
             Amortization                                                                                     5,035
             Bad debt                                                                                        89,731
             Changes in:
             Accounts receivable                                                                           (72,833)
             Prepaid expense                                                                               (34,449)
             Deposits                                                                                       (2,266)
             Accounts payable                                                                                26,615
             Accrued expenses                                                                               113,966
                                                                                                --------------------
                                                                                                --------------------

             Net cash used by operating activities                                                        (590,916)
                                                                                                --------------------
                                                                                                --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
             Purchase of property and equipment                                                         (4,410,161)
             Issuance of notes receivable                                                                 (182,149)
                                                                                                --------------------
                                                                                                --------------------

             Net cash used by investing activities                                                      (4,592,310)
                                                                                                --------------------
                                                                                                --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
             Capital contribution                                                                           535,000
             Proceeds from notes payable                                                                  4,825,000
             Payments on notes payable                                                                     (78,464)
             Loan origination fees                                                                         (76,250)
                                                                                                --------------------
                                                                                                --------------------

             Net cash provided by financing activities                                                    5,205,286
                                                                                                --------------------
                                                                                                --------------------

             Net increase in cash and cash equivalents                                                       22,060

CASH AND CASH EQUIVALENTS,  BEGINNING OF PERIOD                                                                   0
                                                                                                --------------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                                     22,060
                                                                                                --------------------

SUPPLEMENTAL CASH FLOW INFORMATION:
             Interest paid                                                                                   30,061
                                                                                                --------------------
                                                                                                --------------------

                     The accompanying notes are an integral part of the financial statements.

PROVIDENCE EXPLORATION, LLCNOTES
TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Organization

The Company was formed on July 12, 2005, under the Laws of the State of Texas as a Limited Liability Company.

The Company formed a wholly owned subsidiary, PDX Drilling 1, LLC (PDX), on July 12. PDX was formed to acquire drilling and service rigs for the purpose of drilling oil and gas wells in Texas. PDX acquired 3 oil drilling rigs during 2005 and began drilling operations for its customers.

The Company formed a wholly owned subsidiary, Providence Resources LLC, on September 1, 2005 to acquire leases in Texas for oil and gas exploration and development. During 2005 Oil and Gas Leases were acquired, and will be developed in the coming year.

The Company is in the oil & gas drilling business and has incurred revenues from oil drilling services performed for other entities. The Company will begin drilling on its own oil and gas leases in the coming year.

Principles of Consolidation

The consolidated financial statements include the accounts of Providence Exploration, LLC, PDX Drilling 1, LLC and Providence Resources LLC. All material intercompany accounts and transactions have been eliminated in the consolidation of the entities.

Cash and Cash Equivalents

The Company considers cash in operating and money market accounts to be cash and cash equivalents for the statement of cash flows.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly no allowance for doubtful accounts is required. When amounts become uncollectible, they are charged to operations when that determination is made. Using this direct write-off method does not materially differ from the allowance method.

Property and Equipment

Drilling and service rigs and equipment are recorded at cost and are depreciated over their estimated useful lives of ten years using the straight-line method. Office furniture and equipment and automotive equipment are recorded at cost and depreciated over their estimated useful lives of five to ten years using the straight-line method.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Property and Equipment (continued)

Upon sale or retirement of property and equipment the cost and related accumulated depreciation or depletion of the asset are removed from the Company’s accounts and gain or loss is recognized.

Expenditures for repair and maintenance are charged to expense as incurred.

Oil and Gas Leases Not Subject to Amortization

Oil and gas lease costs are recorded at cost and consist of 6,272.5 acres of land leases in North Eastern Texas in the Barnett Shale Formation. These leases are undeveloped at December 31, 2005, and accordingly no depletion is included in the accompanying consolidated financial statements. The Company paid cash of $3,136,273 for an undivided 90% working interest in the above mentioned oil leases from Harding Company, the operating company for the lease and 10% working interest holder.

The Company follows the full cost method of accounting for exploration and development of oil and gas properties whereby all costs in acquiring, exploring and developing properties are capitalized, including estimate of abandonment costs, net of estimated equipment salvage costs. No costs related to production, general corporate overhead, or similar activities have been capitalized. At December 31, 2005 the Company only had capitalized costs of unproved properties acquired during the year. Leasehold costs are depleted based on the units-of-production method based on estimated proved reserves. No proved reserves currently exist for the Company and therefore no depletion has been taken as of December 31. 2005.

In accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews its long-lived assets to be held and used, excluding proved oil and gas properties accounted for under the full cost method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future net cash flows is less than the carrying amount of the assets. In this circumstance, the Company recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset. The Company’s long-lived assets related to its proved oil and gas properties accounted for under the full cost method of accounting are prescribed by the Securities and Exchange Commission (Regulation S-X, Rule 4-10, “Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975”).

Fair Market Value of Financial Instruments

The estimated fair value of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and other liabilities approximate their carrying amounts in the financial statements. The Company’s financial instruments include notes payable. The carrying value of notes payable approximates market value because the borrowing rate is similar to other financial instruments with similar terms.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Revenue Recognition

The Company generated revenues during 2005 from service fees generated from its drilling rigs. Revenues are recorded upon the completion of the services, with the existence of an agreement and where collectability is reasonably assured. Oil and natural gas production revenue will be recognized at the time and point of sale after the product has been extracted from the ground.

Intangible Assets

Loan origination fees are being amortized on a straight line basis over the 36 month term of the loans.

Income Taxes

The Company is organized as a Limited Liability Company (LLC) and is taxed for federal income tax purposes as a partnership. Accordingly, no federal income tax liability or expense is included in the accompanying financial statements. Income from the Company is taxed to the partners on their respective returns.

NOTE 2 — USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS:

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — NOTES RECEIVABLE:

At December 31, 2005, the Company has a $5,000 note receivable from Nomatterware NEV. The note receivable is unsecured and noninterest bearing. The note receivable was repaid in January 2006.

The Company made advances to a member during the period ended December 31, 2005 totaling $87,418. Effective December 31, 2005, the company converted the advances to a note receivable. The note receivable is unsecured and bears interest at 4.25%. The note receivable and unpaid interest is due December 31, 2008.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 4 — LONG-TERM DEBT:

          Note Payable - FAGEB AG, secured by drilling equipment, payable in quarterly installments of $25,119 through July 31, 2008, including interest at 12%.
                                                                                          $232,443

           Note Payable - Global Convertible Megatrend LTD., secured by drilling equipment, payable in quarterly installments of $50,238 through July 31, 2008, including interest at 12%.
                                                                                           464,889

          Note Payable - FAGEB AG, secured by drilling equipment, payable in quarterly installments of $37,722 through September 25, 2008,
          including interest at 12%.                                                       349,204

                           Total                                                         1,046,536
                           Less current portion                                            341,919

                                Long-term notes payable                                  $ 704,617

            Aggregate maturities of long term notes payable at December 31, 2005, are as follows:

                                             Year Ended
                                             December 31                    Amount

                                                2007                       $384,791
                                                2008                        319,826

                                                Total                      $704,617

NOTE 5 — MEMBERS’ CAPITAL:

Upon formation, the Members contributed $535,000 of capital to the Company.

NOTE 6 — MAJOR CUSTOMERS:

The Company had four major customers for the period ended December 31, 2005, which comprised 37%, 22%, 19% and 19% of total sales.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 7 — SHORT TERM NOTES PAYABLE:

          Notes payable - Swan Lake, unsecured, due December 31, 2006, plus interest at 12%, convertible into equity at $1.00 per share.
                                                                                         $350,000

          Notes payable - Carrera, unsecured, due January 31, 2006, plus interest at 12%, convertible into equity at $1.00 per share.
                                                                                          150,000

          Notes payable - Carrera, unsecured, due February 28, 2006, plus
          interest at 12%.                                                               125,000

          Notes payable - Healthbridge, Inc.,  secured by oil and
          gas leases, due December 1, 2006, plus interest at 7%.
          (Note 8).                                                                     3,075,000

                           Total                                                       $3,700,000

NOTE 8 — PROPOSED TRANSACTION:

At December 31, 2005, the Company has a proposed transaction pending with Healthbridge, Inc., (a publicly owned Texas Corporation headquartered in Vancouver, B.C., Canada), whereby Healthbridge Inc. would acquire 100 percent ownership interest in the Company (including subsidiaries) in exchange for 16,500,000 shares of Healthbridge, Inc. common stock.

At December 31, 2005, Healthbridge Inc. has advanced the Company $3,075,000 to fund the purchase of the Company’s oil and gas leases.

NOTE 9 — AGREEMENT:

In October 2005, the Company signed a joint exploration agreement with Harding Company. Under the terms of the agreement, the Company and Harding Company intend to explore, develop and produce oil and gas from Marble Falls and Barnett Shale formations in targeted areas of the Ft. Worth basin. Harding Company is appointed as operator.

Providence is required pursuant to the agreement to fund 100% of all costs of the management and operation for a minimum of 3 wells. Providence will carry Harding for its 10% working interest in all wells drilled and completed through the pipeline connection phase, in the project.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 10 — COMMITMENTS AND CONTINGENCIES:

The Company leases office and warehouse space under an operating lease which expires October 1, 2007. The Company leases a vehicle under an operating lease which expires in October 2007.

Minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 2005, are as follows:

         Year                     Amount
         2006                    $19,869
         2007                     12,502

        Total                    $32,371

Rent expense was $7,796 for the period ended December 31, 2005. Automobile lease expense is included in automobile expense in the accompanying statement of income and members’ equity.

NOTE 11 – GOING CONCERN

As of December 31, 2005, the Company’s revenue generating activities have not generated sufficient funds for profitable operations, and the Company has a significant working capital deficit. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Managements plan is to effect a merger with Healthbridge, Inc. subsequent to December 31, 2005, thus converting and eliminating the short-term and long term loans to equity in Healthbridge. Healthbridge will also assist in raising the needed funds for continued development of the oil & gas leases. If the merger does not occur, the company may not have sufficient funds to continue the development of its leases. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 12 - SUPPLEMENTARY OIL AND GAS INFORMATION - FAS 69 (unaudited)

The following unaudited disclosures on standardized measures of discounted cash flows and changes therein relating to proved oil and gas reserves are determined in accordance with United States Statements of Financial Accounting Standards No. 69 “Disclosures About Oil and Gas Producing Activities”.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 12 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (unaudited) (Continued)

Standardized Measure of Discounted Future Net Cash Flows and Changes Therein

In calculating the standardized measure of discounted future net cash flows, year-end constant prices and cost assumptions were applied to the Company’s annual future production from proved reserves to determine cash inflows. Future production and development costs are based on constant price assumptions and assume the continuation of existing economic, operating and regulatory conditions. Future income taxes are calculated by applying statutory income tax rates to future pre-tax cash flows after provision for the tax cost of oil and natural gas properties based upon existing laws and regulations. The discount was computed by application of a 10 percent discount factor to the future net cash flows. The calculation of the standardized measure of discounted future net cash flows is based upon discounted future net cash flows prepared by the Company’s independent qualified reserve evaluators in relation to the reserves they respectively evaluated, and adjusted by the Company to account for management’s estimate obligations and future income taxes. The Company cautions that the discounted future net cash flows relating to proved oil and gas reserves are an indication of neither the fair market value of the Company’s oil and gas properties, nor of the future net cash flows expected to be generated from such properties. The discounted future net cash flows do not include the fair market value of exploratory properties and probable or possible oil and gas reserves, nor is consideration given to the effect of anticipated future changes in crude oil and natural gas prices, development, asset retirement and production costs, and possible changes to tax and royalty regulations. The prescribed discount rate of 10 percent may not appropriately reflect future interest rates. The Company’s projections should not be interpreted as being equivalent to fair market value.

Net Proved Reserves (1, 2)

                                                 Natural Gas           Crude Oil and Natural Gas Liquids
                                             (millions of cubic              (thousands of barrels)
                                                    feet)
2005
Beginning of year                                                -                                      -
Purchase of reserves in place                                    -                                      -
Production                                                       -                                      -
Adjustment for uneconomic wells                                  -                                      -
End of year                                                      -                                      -

Developed                                                        -                                      -
Undeveloped                                                      -                                      -
Total                                                            -                                      -

         (1) Definitions

a.	“Net” reserves are the remaining reserves of the Company, after deduction of estimated royalties and including royalty interests.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE –2 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (unaudited) (Continued)

b.	“Proved oil and gas reserves.” Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

Reservoirs are considered proved if economic product ability is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes that portion delineated by drilling and defined by gas-oil and /or oil-water contacts, if any; and the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

i.	Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the “proved” classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was base

ii.	Estimates of proved reserves do not include the following:

Oil that may become available from known reservoirs but is classified separately as “indicated additional reserves”;

Crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors;

        Crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and

Crude oil, natural gas, and natural gas liquids, that may be recovered from oil shale, coal, gilsonite and other such sources.

c.	“Proved developed oil and gas reserves.” Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 12 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (unaudited) (Continued)

d.	“Proved undeveloped reserves.” Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive unites that are reasonably certain of production when drilled. Proved reserves for other undrilled unites can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates, for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.) The Company does not file any estimates of total net proved crude oil or natural gas reserves with any U.S. federal authority or agency other than the SEC.

Standardized Measure of Discounted Future Net Cash Flows Related to Proved Oil and Gas Reserves

The company has no proved reserves and no oil and gas production and therefore has not presented the Standardized Measure of Discounted Future Net Cash Flows or operating results.

Capitalized Costs

                                                                                              United States
                                                    Year ended December 31,                        2005
                                                                                             -----------------
                                                                                             -----------------
                                                    Proved oil and gas properties            $              -
                                                    Unproved oil and gas properties                 3,136,273
                                                    Total capital costs                             3,136,273
                                                    Accumulated depletion                                 (-)
                                                    Net capitalized costs                    $     3,136,273

Costs Incurred

                                          United States
Year ended December 31,                       2005
                                         ----------------
                                         ----------------
Acquisitions:
  Proved reserves                        $             -
  Unproved reserves                            3,163,273
Total acquisitions                             3,163,273
Exploration costs                                      -
Development costs                                      -
Asset retirement obligations                           -
Total costs incurred                     $     3,163,273

                                                     HEALTHBRIDGE AND SUBSIDIARIES
                                             Pro Forma for the Quarter Ended June 30, 2006

                                                                 INDEX

                                            HEALTHBRIDGE INC. AND SUBSIDIARIES
                                              Combined Pro Forma Balance Sheet
                                                       June 30, 2006

                                                          ASSETS

                                                        Healthbridge      Providence

                                                             Inc.         Exploration          Pro Forma
                                                           (Parent)           LLC             Adjustments        Pro Forma
                                                           June 30,         June 30,            Increase         Combined
                                                            2006             2006              (Decrease)      (Unaudited)
                                                        --------------    ------------       --------------    -------------
CURRENT ASSETS
                                                                           $                                              $
      Cash and cash equivalents                           $ 6,801,019          33,047                             6,834,066
      Accounts receivable, net                                      -          78,665                                78,665
      Inventory                                                     -         666,139                               666,139

      Promissory note receivable (incl. interest)           5,403,954                  (d)     (5,403,954)                -
      Prepaid expenses                                         40,000          38,671                                78,671
                                                        --------------    ------------                         -------------

         Total Current Assets                              12,244,973         816,522                             7,657,541
                                                        --------------    ------------                         -------------

PROPERTY AND EQUIPMENT, Net                                         -         373,435                               373,435
                                                        --------------    ------------                         -------------

OTHER ASSETS

      Undeveloped reserves                                          -       7,828,849  (b)       3,328,643       11,157,492
      Loan origination fees, net of amortization of
      $17,743                                                       -          58,507                                58,507
      Notes receivable-member                                       -         138,754                               138,754
      Deposits                                                      -           2,266                                 2,266
                                                        --------------    ------------                         -------------
         Total Other Assets                                         -       8,028,376
                                                                                                                 11,357,019
                                                        --------------    ------------                         -------------
             TOTAL ASSETS                                           $      $                                              $
                                                           12,244,973        ,218,333          (2,075,311)        9,387,995
                                                        ==============    ============                         =============

CURRENT LIABILITIES
     Accounts payable                                      $   25,840        $  2,484                            $   28,324
     Accrued expenses                                         163,174         308,949  (d)       (161,178)          261,300
                                                                                       (e)        (49,645)
     Related party payables                                    38,500               -                                38,500
     Note payable                                                   -       9,542,030  (d)     (5,242,776)        2,774,800
                                                                                       (e)     (1,524,454)
     Current portion of L-T notes payable                           -         362,548                               362,548
                                                        --------------    ------------                         -------------
         Total Current Liabilities                            227,514                                             3,465,472
                                                                           10,216,011
                                                        --------------    ------------                         -------------

LONG-TERM LIABILITIES
     L-T notes payable                                      3,570,000         517,643                             4,087,643
                                                        --------------    ------------                         -------------
         Total Long-Term Liabilities                        3,570,000         517,643                             4,087,643
                                                        --------------    ------------                         -------------

         Total Liabilities                                  3,797,514      10,733,654                             7,553,115
                                                        --------------    ------------                         -------------

STOCKHOLDERS' EQUITY (DEFICIT)
     Preferred stock; $0.0001 par value, 25,000,000
     shares
     Authorized, no shares issued and outstanding                   -               -
     Common stock; $0.0001 par value, 50,000,000
     shares
     authorized, 32,980,906 shares issued and
     outstanding                                                1,782               -  (a)           1,650            3,432

     Additional paid-in capital                            12,035,992               -  (a)       3,422,100       15,458,092
     Common share subscriptions                             7,253,220               -                             7,253,220
     Accumulated other comprehensive income                    15,124               -                                15,124
     Accumulated deficit                                 (10,858,659)               -                          (10,858,659)
     Member's equity                                                -     (1,515,321)  (c)       1,478,992         (36,329)
                                                        --------------    ------------                         -------------
         Total Stockholders' Equity (Deficit)               8,447,459     (1,515,321)
                                                                                                                 11,834,880
                                                        --------------    ------------                         -------------

           TOTAL LIABILITIES AND

           STOCKHOLDERS' EQUITY (DEFICIT)                 $12,244,973   $   9,218,333              75,311)     $  19,387,995
                                                        ==============    ============                         =============

                               The accompanying notes are an integral part of the financial statements.

                                            HEALTHBRIDGE INC. AND SUBSIDIARIES
                                        Combined Pro Forma Statements of Operations

                                                        Healthbridge         Providence
                                                            Inc.            Exploration
                                                          (Parent)              LLC
                                                         For the Six        For the Six         Pro Forma
                                                        Months Ended        Months Ended      Adjustments        Pro Forma
                                                          June 30,           June 30,           Increase         Combined
                                                            2006               2006            (Decrease)      (Unaudited)
                                                       ---------------    ----------------    -------------    -------------

REVENUES                                                         $  -           $ 358,131                         $ 358,131

COST OF SALES                                                       -             547,368                           547,368
                                                       ---------------    ----------------                     -------------

GROSS MARGIN                                                        -           (189,237)                         (189,237)
                                                       ---------------    ----------------                     -------------
                                                                                                                          -
OPERATING EXPENSES

       General and administrative                             619,572             294,035                           913,607
                                                                                                                          -
           Total Operating Expenses                           619,572             294,035                           913,607
                                                       ---------------    ----------------                     -------------

LOSS FROM OPERATIONS                                        (619,572)           (483,272)                       (1,102,844)

OTHER INCOME (EXPENSE)

       Interest expense                                   (1,277,367)           (283,734)                       (1,561,101)
       Interest income                                        191,380                  72                           191,452
       Gain on sale of assets                                       -             519,831                           519,831
                                                       ---------------    ----------------                     -------------
                                                                                                                          -
           Total Other Income (Expense)                   (1,085,987)             236,169                         (849,818)
                                                       ---------------    ----------------                     -------------

LOSS BEFORE PROVISION FOR INCOME TAXES                    (1,705,559)           (247,103)                       (1,952,662)

       Provision for income taxes                                   -                   -                                 -
                                                                                                                          -

NET LOSS                                                 $(1,705,559)       $   (247,103)                      $(1,952,662)
                                                                                                                          -
 OTHER COMPREHENSIVE INCOME

        Foreign currency translation adjustment                     -                   -                                 -

 NET COMPREHENSIVE INCOME (LOSS)                         $(1,705,559)       $   (247,103)                      $(1,952,662)

                               The accompanying notes are an integral part of the financial statements.

Healthbridge, Inc. and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

June 30, 2006

NOTE 1 — Summary of Transaction

.........On November 18, 2005, the Company signed a letter of intent and publicly announced the acquisition of Providence Exploration LLC. Pursuant to the agreement, HealthBridge will issue 16, 500,000 shares of common stock for all outstanding shares of Providence. The acquisition was valued at $.2075 per share, ($3,423,750). The shares of HealthBridge would be distributed to the shareholders of Providence and also settle $1,524,252 of the notes payable balance of Providence. A portion of the remaining debt ($5,242,776) in Providence would be owed to Healthbridge and would be eliminated in consolidation. This transaction made Providence become a wholly owned subsidiary of the Company, and is accounted for on the purchase method of accounting using generally accepted accounting principles. All asset and assumed liabilities of Providence would be recorded and the remaining acquisition value was recorded as undeveloped oil reserves.

NOTE 2 — Management Assumptions

..........The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of June 30, 2006.

.........The pro forma consolidated balance sheet assumes: (a) the issuance of the 16,500,000 shares of stock at $.2075, (b) the recognition of undeveloped reserves, (c) the elimination of the members’ capital of Providence, (d) the elimination of the intercompany note receivable and note payable and (e) the conversion of $1,524,454 of notes payable and accrued interest of $49,645.

..........There are no proforma adjustments for the statement of operations.

                                                     HEALTHBRIDGE AND SUBSIDIARIES
                                            Pro Forma for the year ended December 31, 2005

                                                                 INDEX

                                             HEALTHBRIDGE INC. AND SUBSIDIARIES
                                              Combined Pro Forma Balance Sheet
                                                      December 31, 2005

                                                           ASSETS

                                                           Healthbridge      Providence

                                                               Inc.         Exploration          Pro Forma

                                                             (Parent)            LLC            Adjustments       Pro Forma
                                                                              December
                                                           December 31,         31,               Increase        Combined

                                                               2005             2005            (Decrease)      (Unaudited)
                                                          --------------    -------------       ------------    -------------
CURRENT ASSETS
      Cash and cash equivalents                               2,035,438           22,060                           2,057,498
      Accounts receivable, net                                        -           72,833                              72,833

      Promissory note receivable (incl. interest)             3,091,901            5,000    (d) (3,091,901)            5,000
      Prepaid expenses and deposits                                   -           34,449                              34,449
                                                          --------------    -------------                       -------------

         Total Current Assets                                 5,127,339          134,342                           2,169,780
                                                          --------------    -------------                       -------------

PROPERTY AND EQUIPMENT, Net                                       1,019        1,211,839                           1,212,858
                                                          --------------    -------------                       -------------

OTHER ASSETS

      Undeveloped reserves                                            -        3,136,273    (b)   3,042,514        6,178,787
      Loan origination fees, net of amortization of
      $5,035                                                          -           71,215                              71,215
      Notes receivable-long term                                      -           87,418                              87,418
      Deposits                                                        -            2,266                               2,266
                                                          --------------    -------------                       -------------
         Total Other Assets                                           -                                            6,339,686
                                                                               3,297,172
                                                          --------------    -------------                       -------------
              TOTAL ASSETS                                    5,128,358        4,643,353                         $ 9,722,324
                                                                                                   (49,387)
                                                          ==============    =============       ============    =============

CURRENT LIABILITIES
      Accounts payable and accrued liabilities                $ 119,867         $ 26,615                           $ 146,482

      Accrued expenses                                           61,703          113,966  (d)   (16,901.00)          158,768
      Related party payables                                     13,500                -                              13,500

      Note payable                                                    -        3,700,000  (d)   (3,075,000)                -

                                                                                          (e)     (625,000)
      Current portion of L-T notes payable                           -           341,919                             341,919
                                                          --------------    -------------                       -------------
         Total Current Liabilities                              195,070        4,182,500
                                                                                                                     660,669
                                                          --------------    -------------                       -------------

LONG-TERM LIABILITIES
      Convertible debentures                                  3,645,000                -                           3,645,000
      L-T notes payable                                               -       704,617.00                             704,617
                                                          --------------    -------------                       -------------
         Total Long-Term Liabilities                          3,645,000          704,617                           4,349,617
                                                          --------------    -------------                       -------------
         Total Liabilities                                    3,840,070        4,887,117                           5,010,286
                                                          --------------    -------------                       -------------

STOCKHOLDERS' EQUITY (DEFICIT)
      Preferred stock; $0.0001 par value, 25,000,000
      shares authorized, no shares issued and
      outstanding
      Common stock; $0.0001 par value, 50,000,000
      shares
      authorized, 32,980,906 shares issued and
      outstanding                                                 1,648                -  (a)         1,650            3,298

      Additional paid-in capital                             10,425,371                -  (a)     3,422,100       13,847,471
      Accumulated other comprehensive income                     14,370                -                              14,370
      Accumulated deficit                                   (9,153,101)                -                         (9,153,101)
      Member's equity                                                 -        (243,764)  (c)       243,764                -
                                                          --------------    -------------                       -------------
         Total Stockholders' Equity (Deficit)                 1,288,288        (243,764)                           4,712,038
                                                          --------------    -------------                       -------------

              TOTAL LIABILITIES AND STOCK-

              HOLDERS' EQUITY (DEFICIT)                      $5,128,358       $4,643,353           (49,387)      $ 9,722,324
                                                          ==============    =============       ============    =============

                               The accompanying notes are an integral part of the financial statements.

                                             HEALTHBRIDGE INC. AND SUBSIDIARIES
                                        Combined Pro Forma Statements of Operations

                                                         Healthbridge       Providence
                                                             Inc.          Exploration
                                                           (Parent)            LLC
                                                           For the           For the         Pro Forma
                                                          Year Ended        Year Ended      Adjustments         Pro Forma
                                                         December 31,      December 31,      Increase           Combined
                                                            2005              2005          (Decrease)        (Unaudited)
                                                       -------------     -------------    ---------------    ---------------

REVENUES                                                    $     -         $ 369,515                             $ 369,515

COST OF SALES                                                     -           694,382                               694,382
                                                       -------------     -------------                       ---------------

GROSS MARGIN                                                      -         (324,867)                             (324,867)
                                                       -------------     -------------                       ---------------

OPERATING EXPENSES

      General and administrative                            468,677           278,131                               746,808

         Total Operating Expenses                           468,677           278,131                               746,808
                                                       -------------     -------------                       ---------------

LOSS FROM OPERATIONS                                      (468,677)         (602,998)                           (1,071,675)

OTHER INCOME (EXPENSE)

      Interest income                                        23,585                38                                23,623
      Interest expense                                    (200,517)          (86,073)                             (286,590)
      Note receivable write off                                   -          (89,731)                              (89,731)
                                                       -------------     -------------                       ---------------

         Total Other Income (Expense)                     (176,932)         (175,766)                             (352,698)
                                                       -------------     -------------                       ---------------

LOSS BEFORE PROVISION FOR INCOME TAXES                    (645,609)         (778,764)                           (1,424,373)
AND DISCONTINUED OPERATIONS

      Provision for income taxes                                  -                 -                                     -

LOSS BEFORE DISCONTINUED OPERATIONS                       (645,609)         (778,764)                           (1,424,373)

      Gain (loss) from discontinued operations, net
      of tax                                              (299,248)                 -                             (299,248)

NET LOSS                                                  (944,857)         (778,764)                           (1,723,621)

 OTHER COMPREHENSIVE INCOME

       Foreign currency translation adjustment                9,057                 -                                 9,057

 NET COMPREHENSIVE INCOME (LOSS)                          (935,800)       $ (778,764)                          $(1,714,564)
                                                       =============     =============    ===============    ===============

                               The accompanying notes are an integral part of the financial statements.

Healthbridge, Inc and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

December 31, 2005

NOTE–1 — Summary of Transaction

.........On November 18, 2005, the Company signed a letter of intent and publicly announced the acquisition of Providence Exploration LLC. Pursuant to the agreement, Healthbridge will issue 16, 500,000 shares of common stock for all outstanding shares of Providence. The acquisition was valued at $.2075 per share, ($3,423,750). The shares of Healthbridge would be distributed to the shareholders and Note holders of Providence. The remaining debt in Providence would be debt owed to Healthbridge and will be eliminated in consolidation. This transaction made Providence become a wholly owned subsidiary of the Company, and is accounted for on the purchase method of accounting using generally accepted accounting principles. All asset and assumed liabilities of Providence would be recorded and the remaining acquisition value was recorded as undeveloped oil reserves.

NOTE–2 — Management Assumptions

..........The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of December 31, 2005. .........The pro forma consolidated balance sheet assumes: (a) the issuance of the 16,500,000 shares of stock at $.2075, (b) the recognition of undeveloped reserves, (c) the elimination of the members' capital of Providence, (d) the elimination of the intercompany note receivable and note payable, and (e) the conversion of $625,000 of Notes Payable. .........There are no proforma adjustments for the statement of operations.

EXHIBIT 1

Securities Exchange Agreement

BETWEEN

Healthbridge, Inc.

AND

Providence Exploration, LLC

AND

Unit Holders of Providence Exploration, LLC

DATED

April 10, 2006

SECURITIES EXCHANGE AGREEMENT

THIS SECURITIES EXCHANGE AGREEMENT (“Agreement”), is entered into as of April 10, 2006, by and between Healthbridge, Inc., a Texas corporation (“Company”) and Providence Exploration, LLC, a Texas limited liability company, and its subsidiaries (“Providence”), and Abram and Shirley Janz, the sole members of Providence (“Sellers”),

WITNESSETH:

WHEREAS, the Sellers own one million two hundred fifty thousand (1,250,000) membership units in Providence, which units constitute 100% of the outstanding ownership or right to ownership of Providence (the “Providence Units”);

WHEREAS, Providence has two wholly owned subsidiaries, specifically (i) PDX Drilling, LLC, an energy exploration services company, and (ii) Providence Resources, LLC;

WHEREAS, Providence has entered into a Joint Exploration Agreement with Harding Company, dated October 1, 2005, as amended, to purchase, explore and develop certain oil, gas and mineral interests underlying approximately 6,272 acres in Comanche and Hamilton Counties, Texas;

WHEREAS, Providence has entered into an Agreement of Purchase and Sale with Global Mineral Solutions, LP, dated March 31, 2006, to purchase, explore and develop certain oil, gas and mineral interests underlying approximately 12,832 acres in Val Verde County, Texas;

WHEREAS, the Company has entered into a commitment to loan up to five million dollars ($5,000,000) to Providence pursuant to a Secured Revolving Replacement Promissory Note, dated December 1, 2005, for the purpose of funding Providence’s purchase of said oil, gas and mineral interests and to fund Providence’s ongoing, exploration and development obligations under the Joint Exploration Agreement and the Agreement of Purchase and Sale; and

WHEREAS, contemporaneously with its execution of this Agreement the Company is entering into that certain Note Exchange Agreement (the “Note Exchange Agreement”) with certain individuals and entities (collectively, the “Holders”) to whom the Providence is indebted as evidenced by certain Convertible Promissory Notes (the “Notes”), pursuant to which Note Exchange Agreement the Holders have agreed to exchange the Notes for certain shares of the $0.0001 par value common stock of the Company (“Company Shares”);

WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to convey to the Company, all of the Providence Units in exchange for an aggregate of four million two hundred eighty-six thousand three hundred thirty (4,286,330) Company Shares distributed to the Sellers.

WHEREAS, the Holders have made it a condition to closing of the transactions contemplated in the Note Exchange Agreement that the transactions contemplated in this Agreement be consummated; and Sellers have made it a condition to closing of the transactions contemplated in this Agreement that the transactions contemplated in the Note Exchange Agreement be consummated.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                                               ARTICLE I
                                                    DEFINITIONS AND INTERPRETATION

1.1      Defined Terms. Unless otherwise  specifically  defined in this Agreement or the context otherwise requires,  capitalized terms used in this Agreement shall have the following meanings:

         1.1.1    "Affiliate" or "Affiliated"  means, in relation to any party, any company or other commercial  entity or person which directly or indirectly  controls,  is controlled by or is under common control with such party or any of such party's directors, managers, supervisors or management personnel.

         1.1.2    "Agreement" means this agreement,  the recitals hereto and all Exhibits and Schedules attached to this Agreement,  in each  case,  as they may be  amended or  supplemented  from time to time,  and the  expressions  "hereof",  "herein",
                  "hereto",  "hereunder",  "hereby", and similar expressions, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;  and unless otherwise indicated,  references to sections and subsections are to sections and subsections in this Agreement.

1.1.3    "Applicable  Law" means any  domestic or foreign  statute,  law,  ordinance,  regulation,  by-law or order that applies to the
                  Company, Providence, or the Sellers.

1.1.4    "Assets" means all of the properties,  rights and assets of Providence  including,  without  limitation,  Inventory,  cash and cash equivalents, all investments,  accounts receivable,  drilling and service rigs, Goodwill, Lands, Fixed Plant and
                  Equipment, Personal Property and  Material Contracts.

         1.1.5    "Business" means the business of providing energy exploration services and the business of exploring,  developing and producing oil and gas.

         1.1.6    "Business Day" means any day other than a Saturday,  a Sunday or a day on which  chartered banks in the United States of America are authorized or obligated by law to close.

         1.1.7    "Closing Date" has the meaning set forth in subsection 2.7.

         1.1.8    "Employees" means all persons engaged in the Business  including  employees,  employees on leave,  contract employees and owner-operators, if any.

         1.1.9    "Encumbrance"  means any  encumbrance  of any kind  whatever and includes,  without  limitation,  any adverse  claim, security  interest,  mortgage,  lien,  hypothecation,  pledge,  assignment,  charge,  trust or deemed trust  (whether contractual,  statutory or otherwise  arising),  or any other right,  option or claim of others affecting the Assets, and any covenant or other agreement, restriction or limitation on the transfer of the Assets.

         1.1.10   "Environmental  Laws"  includes  all  applicable  laws,  statutes,  regulations,  by-laws,  rules  and  Orders of any
                  Governmental  Authority where Providence has carried on business and the common law,  relating,  in whole or in part, to the  environment,  and  includes  those laws  relating to the storage,  generation,  use,  handling,  manufacture, processing, transportation, import, export, treatment, release or disposal of any Hazardous Substance.

         1.1.11   "Environmental Permits" includes all certificates,  approvals, consents, authorizations,  registrations, and licenses issued, granted, conferred, created or required by any Governmental Authority pursuant to any Environmental Laws.

         1.1.12   "Facilities"  means: (a) the offices of Providence located at 100 Crescent Court, 7th Floor,  Dallas,  Texas,  75201;
                  and (b) PDX Drilling, LLC's leased property in Graham, Texas.

         1.1.13   "Financial  Statements" means the audited financial  statements of Providence for the period ending December 31, 2005 and the interim  financial  statements  of  Providence  for the period ended March 31, 2006,  consisting of a balance sheet, income statements, statements of operations and notes, copies of which are attached hereto as Exhibit A.

         1.1.14   "Fixed Plant and Equipment" means all plant, machinery and equipment situated on the Lands, if any.

         1.1.15   "Governmental  Authority"  includes  any  domestic or foreign  government  whether  state,  federal,  provincial,  or municipal and any governmental agency,  governmental  authority,  governmental tribunal or governmental commission of any kind whatsoever.

         1.1.16 "Goodwill" means:

                  1.1.16.1  all customer lists, contracts, files, records and outstanding quotations;

                  1.1.16.2 all trade marks (registered or not), trade names,  designs,  URL and domain names, logos,  industrial design applications and copyrights (registered or not) used in the Business;

                  1.1.16.3 all trade secrets and confidential information of Providence in relation to the Business;

                  1.1.16.4 all know-how of the Business including:

                             1.1.16.4.1    all  information  of a scientific or technical  nature  whether in oral,  written,  graphic, machine readable, electronic or physical form; and

                             1.1.16.4.2    all  patterns,  plans,  designs,  research  data,  research  plans,  trade secrets and other proprietary know-how, processes,  formulas, drawings,  technology, blue prints, flow sheets, equipment and parts lists, instructions, manuals, records and procedures.

         1.1.17   "Hazardous Substance" means any hazardous waste, hazardous substance,  hazardous material, toxic substance, dangerous substance or dangerous good or contaminant as defined or identified in any Environmental Law.

         1.1.18   "Inventory" means all inventories of products relating to the Business, all supplies, and equipment relating thereto.

         1.1.19   "Lands" means the lands leased by Providence in relation to the Business including,  without limitation, the lands on which the Facilities are located, the leased mineral interests  underlying  approximately 6,272 acres in Comanche and
                  Hamilton  Counties,  Texas,  and the leased  mineral  interests  underlying  approximately  12,832 acres in Val Verde
                  County, Texas.

         1.1.20 "Loss" means any and all loss,  liability,  damage,  cost or expense actually suffered or incurred by a party resulting from the subject  matter of any claim,  including  the costs and expenses of any action,  suit,  proceeding,  demand, assessment,  judgment,  settlement or compromise  relating thereto (including legal fees on a solicitor's and his own client  basis),  net of any tax savings  arising as a result of expensing  the same,  less the amount of any judgment awarded as a result of any counterclaim or set-off relating to that claim.

         1.1.21 "Material Contracts" means those agreements listed in Exhibit B hereto.

         1.1.22   "Order"  means  any  order,  judgment,  injunction,  decree,  award  or  writ  of any  court,  tribunal,  arbitrator,
                  Governmental Authority, or other person who is authorized to make legally binding determinations.

         1.1.23   "Permits" means all permits,  licenses,  authorizations,  agreements or  understandings  relating to the Business and issued  by any  Governmental  Authority,  or to which  any  Governmental  Authority  is a party,  including,  without limitation, the Environmental Permits.

         1.1.24   "Permitted Encumbrances" means those encumbrances listed in Exhibit C hereto.

         1.1.25   "Personal Property" means all of the equipment, vehicles, machinery,  furniture, chattels and other tangible personal property  used in the Business as at the Closing Date and any and all  operating  manuals,  warranty  information  or other documentation relating thereto.

         1.1.26   "Pollution"  means any type of  environmental  damage or  contamination  which  contravenes  any  Environmental  Law, including,  without limiting the generality of the foregoing,  damage to or contamination by any substance, waste, or goods including, without limiting the generality of the foregoing, any Hazardous Substance.

         1.1.27   "Promissory  Note" means the Secured  Revolving  Replacement  Promissory  Note,  dated December 1, 2005,  executed by
                  Providence  in favor of the  Company  that  commits  the  Company  to loan an  amount of up to five  million  dollars
                  ($5,000,000) to Providence on or before the Closing Date.

         1.1.28   "Providence" means Providence  Exploration,  LLC, and it's wholly owned  subsidiaries:  PDX Drilling,  LLC, an energy exploration services company and Providence  Resources,  LLC, an oil and gas exploration  company,  both of which are
                  Texas limited liability companies.

         1.1.29  "Sellers" means those individuals or entities detailed in Exhibit D hereto.

         1.1.30   "Taxes" means all taxes and similar governmental charges, including:

                  1.1.30.1    state,  federal,  provincial,  municipal and local,  foreign or other income,  franchise,  capital,  real property, personal property,  withholding,  payroll, employer health, transfer, sales, use, excise, goods and services,  consumption,  countervail  and value added taxes,  all other taxes of any kind relating to
                              Providence, or the Business and imposed by any Governmental Authority, whether disputed or not; and

                  1.1.30.2    assessments,  charges,  duties,  fees,  imposts,  levies  or other  governmental  charges  and  interest, penalties or additions associated therewith.

         1.1.31 "Tax Returns" means all reports,  returns and other  documents  filed or required to be filed by Providence in relation to the  Business  in respect of Taxes or in respect of or pursuant to any  domestic or foreign  federal,  provincial, state, municipal, territorial or other taxing statute.

1.2      Gender and Number.  The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa, and words importing gender include all genders.

1.3      Currency.  Unless specified, all references to currency in this Agreement shall mean United States dollars.

1.4      Exhibits.  The following Exhibits are attached hereto and form part of this Agreement:

                  Exhibit           Description

                  A                 Financial Statements
                  B                 Material Contracts
                  C                 Permitted Encumbrances
                  D                 Sellers

1.5      Schedules.  The following Schedules are attached hereto and form part of this Agreement:

                  Schedule Description

                  3.1.15            Contracts
                  3.2.15            Company Contracts

1.6      Section Headings.  The section and subsection headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                                                              ARTICLE II
                                                     EXCHANGE OF SHARES FOR UNITS

2.1      Exchange.  Upon and  subject to the terms of this  Agreement,  the  Company  hereby  agrees to issue and  deliver  the Company
         Shares,  which consist of four million two hundred  eighty-six  thousand  three hundred  thirty  (4,286,330)  shares of common stock,  to the Sellers in the  proportions  set out on Exhibit D, and the Sellers hereby agree to exchange,  assign,  transfer and set over the  Providence  Units,  which consist of one million two hundred fifty  thousand  (1,250,000)  membership  units issued by Providence,  to the Company on the Closing Date, there being no outstanding  preferred units, warrants or options to purchase units of Providence.

2.2      Fractional  Shares.  The Company shall not issue fractional  Company Shares in exchange for the Providence  Units,  rather the
         Company will round fractional shares, if any, up to the next whole Company Share.

2.3      Share  Valuation  Price.  The  valuation of the  Providence  Units shall be deemed  equivalent to the valuation of the Company
         Shares.

2.4      Tax Free.  The exchange of Providence Units for Company Shares will be deemed by the parties to be a tax free exchange.

2.5      Resale Restrictions.       The Company Shares issued to Sellers shall be subject to resale  restrictions  imposed  pursuant to the  Securities  Act of 1933 as amended  and thus  restricted  for a period of at least  twelve  (12)  months from the date of issuance.

2.6      Company  Loans.  The Company has committed to  Providence,  prior to the Closing  Date, to loan  Providence up to five million dollars  ($5,000,000)  pursuant to a Secured Revolving  Replacement  Promissory Note, dated December 1, 2005, as an inducement for  Providence to enter into this  Agreement,  the receipt of  approximately  four million two hundred seven  thousand  three hundred five dollars ($4,207,305) of such monies being hereby acknowledged by Providence.

2.7      Closing Date. The Closing Date of the transaction contemplated hereby shall take place on May 26, 2006, at the offices of
         Healthbridge, at 11 a.m. Pacific Daylight Time.

                                                              ARTICLE III
                                                    REPRESENTATIONS AND WARRANTIES

3.1      Sellers and Providence.  The Sellers and Providence make the representations and warranties set out hereto to the Company, recognizing that the Company is relying on such representations and warranties in entering into the transactions contemplated by this Agreement. All due diligence searches, investigations or inspections by the Company, up to the Closing
         Date, are without prejudice to the Company's right to rely upon the representations and warranties of the Sellers and
         Providence in entering into the transactions contemplated by this Agreement. The Sellers and Providence, jointly and severally, make these representations and warranties set out hereto to the Company:

         3.1.1    Formation and Qualification.  Providence is duly formed limited liability  company,  organized and validly subsisting under the laws of the State of Texas.  Providence  has all requisite  company  power and authority to own,  lease and operate its respective properties.  Providence is duly registered,  licensed or qualified to carry on the Business in the  jurisdictions  in which the nature of the Business as now being  conducted by it or the property owned or leased by it makes such registration, licensing or qualification necessary.

         3.1.2    Authority,  Filings,  Consents and Approvals.  Providence has all requisite company power and authority to enter into this  Agreement  and to perform  the  transactions  contemplated  by this  Agreement.  This  Agreement  has been duly authorized,  executed and delivered by Providence and Sellers,  and constitutes a legal, valid and binding obligation of Providence,  enforceable in accordance with its terms,  subject to bankruptcy,  insolvency,  fraudulent  transfer, reorganization,  moratorium and similar laws of general applicability  relating to or affecting creditors' rights and to general equity  principles.  No other  proceedings on the part of Providence or Sellers are necessary to authorize the entering into of this Agreement and the  consummation of the  transactions  contemplated  hereby.  The execution, delivery and performance of this Agreement and the agreements  contemplated  herein will not require the Sellers,  or
                  Providence,  to obtain any  consent,  waiver,  authorization  or approval  of, or make any prior  filing with or give notice to, any person, except for such consents, waivers,  authorizations or approvals which the failure to obtain or provide same would not be reasonably likely to have a material adverse effect on the Business.

         3.1.3    Capitalization  of  Providence.  The  Providence  Units  are the only  issued  and  outstanding  membership  units of
                  Providence.  The Providence Units are duly authorized,  validly issued,  fully paid and  non-assessable and are owned of record and beneficially by the Sellers.

         3.1.4    The  Providence  Units.  The  Sellers  have  good and  valid  title to the  Providence  Units,  free and clear of all
                  Encumbrances.  There are no outstanding options, warrants or rights to purchase or acquire, or securities convertible into or  exchangeable  for,  any units or other  securities  in the  capital  of  Providence,  and there are no other contracts, commitments, agreements,  understandings,  arrangements or restrictions which require Providence to issue, sell or deliver  any of its  respective  units or other  securities.  The  Providence  Units bear no  restriction  on transfer that would prohibit conveyance to the Company.

         3.1.5    Corporate  Records.  All transactions of Providence have been promptly and properly  recorded or filed in or with its respective  books and  records,  and the minute  books  contain  complete  and  accurate  records of the meetings and proceedings of unit holders and managers thereof.

3.1.6    Providence Manager and Officers.  The Manager and officers of Providence are as follows:

                  Sole Manager                       Officers

                  Abram Janz                         Abram Janz, President and Chief Executive Officer
                                                     Abram Janz, Chief Financial Officer
                                                     Abram Janz, Secretary

         3.1.7    Liabilities.  Except for the Permitted  Encumbrances,  Providence has no material liabilities of any kind whatsoever, contingent  or  non-contingent,  other than those  incurred in the ordinary  course of business,  including,  without limitation, commercial real estate leases, utilities, telephone, and legal services.

         3.1.8    Liabilities  at Closing.  Except as may otherwise be set forth in Section 3.1.7 above,  the value of all  liabilities of Providence,  including any exposure under any guarantees,  as at the Closing Date, shall not be in excess of those normally incurred and paid in the ordinary course of business.

         3.1.9    Assets.  Providence  has good and  marketable,  legal and  beneficial  title to all of the  property  comprising  the
                  Assets,  free and clear of all Encumbrances except for the Permitted  Encumbrances.  The Assets constitute all of the property,  rights and other assets used by Providence, or which are necessary or desirable to conduct the Business as conducted prior to the date hereof.  Without limiting the generality of the foregoing,  none of the Personal Property or the Fixed Plant and Equipment is leased or otherwise used in the Business  subject to any agreement with any third party.

         3.1.10   Corporate Records and Financial  Statements.  All material  transactions  relating to the Business have been promptly and properly  recorded or filed in or with  Providence's  books and records.  The minute books of Providence  contain complete and accurate  records of the meetings and  proceedings of unit holders and managers  thereof.  The Financial
                  Statements of Providence for the period ending  December 31, 2005 (audited) and March 31, 2006  (un-audited)  (copies of which are attached hereto as Exhibit A), fairly and accurately present the financial  condition of the Business as at such dates.

         3.1.11   Environmental Compliance.  Except in compliance with Environmental Laws, to the knowledge of the Sellers,  Providence has not caused or permitted,  and Providence  and the Sellers have no knowledge of, any material  release or disposal by any person of any Hazardous  Substance on or from any premises  formerly or presently  used in the  Business.  All
                  Hazardous Substances generated, handled, stored, treated, processed,  transported or disposed of in the course of the
                  Business  have been  generated,  handled,  stored,  treated,  processed,  transported  or disposed of in all material respects, in compliance with applicable Environmental Laws and the Environmental Permits.

         3.1.12   Payment  of Taxes.  Providence  has paid all Taxes due and  payable  in  relation  to the  Business  and has paid all assessments that Providence has received in respect of Taxes.

         3.1.13   Reassessments.  No  reassessments  of Taxes have been issued  against  Providence  in relation to the Business nor is
                  Providence aware of any pending or threatened  assessment or reassessment  for Taxes.  Providence has not executed or filed with any Governmental  Authority any agreement extending the period for assessment,  reassessment or collection of any Taxes.

         3.1.14   Withholdings.  Providence  has  withheld  from each  payment  made to any of the  Employees of the Business or former
                  Employees,  officers and managers,  and to all other persons,  all amounts required by law and will continue to do so until the Closing Date and has remitted or will remit,  such withheld  amounts within the  prescribed  periods to the appropriate  Governmental Authority.  Providence has charged and collected and has remitted or will remit on a timely basis all Taxes as required by Applicable  Law on any sale,  supply or delivery  whatsoever,  made in relation to the
                  Business.

         3.1.15   Contracts.  Providence is not a party to, or bound by, any material contract,  agreement or commitment of any kind in relation to the Business other than this  Agreement and the Material  Contracts.  The Material  Contracts are in full force and effect.  There is not any pending or, to the knowledge of the Sellers,  threatened  cancellation,  existing default,  or event  under  any of the  Material  Contracts  which,  after  notice  or lapse of time,  or both,  would constitute  a default  under any of the  Material  Contracts.  Except as set  forth on  Schedule  3.1.15,  all of the
                  Material  Contracts are terminable on reasonable notice as required by Applicable Law if termination is not expressly provided for, or sixty (60) days notice or less if a time period prior to  termination  is provided.  All  quotations and price lists provided and  outstanding to customers of the Business up to the Closing Date contain normal business terms for the Business and have been provided in the ordinary course of the Business.

         3.1.16   Employees.  Complete and accurate  particulars of the Employees  pertaining to the date of hire of such Employees and their annual remuneration and the names of those on long term disability,  workers'  compensation or leave of absence
                  (if any) will be provided to the Company upon request.  Providence  does not have any written  employment  agreements relating to any of the Employees.

         3.1.17   Collective/Employment  Agreements.  None of the Employees is employed  under a contract which cannot be terminated by
                  Providence,  with or without  notice,  including  those  Employees  who are  employed on  indefinite  hire  requiring reasonable  notice of termination by Applicable  Law.  Providence is not a party,  either directly or by operation of law, to any collective bargaining agreement.  No trade union, council of trade unions,  employee bargaining agency or affiliated  bargaining agent holds  bargaining  rights with respect to any of the Employees of the Business by way of certification, interim certification,  voluntary recognition, or successor rights. There are no threatened or pending union  organizing  activities  involving the Employees and there are no threatened  labor  disputes or work stoppages relating to, or connected with, the Business.

         3.1.18   Occupational  Health and  Safety.  There are no  outstanding  inspection  orders or charges or any other  Orders made against  Providence or the Business.  Providence is in compliance with all  occupational  health and safety rules and regulations  in all material  respects in relation to the Business and there are no  outstanding  violations  of such rules and regulations.

         3.1.19   Insurance.  The Assets are insured by  reputable  insurers  against  liability,  loss and damage in such  amounts and against such risks as is prudent for the Business,  and such  insurance  coverage will be continued in full force and effect up to and including the Closing Date.  All insurance  policies  relating to the Business are in full force and effect and  Providence  is not in default  with  respect to any of the  provisions  contained  in any such  insurance policy.  Providence is not aware of any events or occurrences  that could reasonably form the basis for a claim under
                  Providence's policies of insurance.

         3.1.20   Permits.  Providence  is in  possession  of and is in  compliance  with  all  Permits  required  by any  Governmental
                  Authority which are necessary to conduct the Business.

         3.1.21   Absence of Legal  Conflicts.  The execution and delivery of this  Agreement by the Sellers and  Providence  does not, and the performance of this Agreement by such parties of the transactions contemplated by this Agreement will not:

                  3.1.21.1   conflict with or violate the constituent documents of Providence, or any resolution of the managers or unit holders of Providence;

                  3.1.21.2   conflict with or violate any Applicable Law; or

                  3.1.21.3   result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of Assets pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Sellers or Providence is a party in relation to the Business or by which the
                             Business or the Assets is bound or affected, which, in any such case, would prohibit or delay such parties' ability to perform their respective obligations under this Agreement.

         3.1.22   Litigation.  There  are no  claims,  actions,  proceedings,  suits,  investigations  or  reviews  pending  or, to the knowledge of the Sellers,  threatened  against the Sellers or  Providence or otherwise in relation to the Business or the Assets or the Providence Units, before or by any Governmental Authority or court.

         3.1.23   Conduct of Business - Changes.  Since March 31, 2006:

                  3.1.23.1   Providence has conducted the Business in the ordinary course, using reasonable efforts to preserve the
                             Business;

                  3.1.23.2   there has not been any material adverse change in the Assets, affairs or financial condition of the
                             Business;

                  3.1.23.3   Providence has not:

                             3.1.23.3.1   increased  the  compensation  paid  or  payable  to any of the  Employees  or  increased  the benefits  to which the  Employees  are  entitled or provided  any new  benefits  for any such employees; or

                             3.1.23.3.2   modified,  amended or  terminated  any  contract to which it is or was a party in relation to the Business,  except in the ordinary  course of business  with a view to the best  interests of the Business.

         3.1.24   Copies of  Documents  etc.  True and  complete  copies of the  documents  and  agreements  listed in the Exhibits and
                  Schedules hereto have been made available to the Company and its counsel for review.

         3.1.25   Investment Intent.  The Sellers are acquiring the Company Shares for investment  purposes only and not with a view of immediate  resale or distribution  and will not resell or otherwise  transfer or dispose of the Company Shares except in accordance with the provisions of all Applicable Laws.

3.2      Company.  The Company makes the representations and warranties set out hereto to the Sellers and Providence, recognizing that the Sellers and Providence are relying on such representations and warranties in entering into the transactions contemplated by this Agreement. All due diligence searches, investigations or inspections by the Sellers and Providence, up to the Closing Date, are without prejudice to the Sellers' and Providence's right to rely upon the representations and warranties of the Company in entering into the transactions contemplated by this Agreement.

         3.2.1    Incorporation and Qualification.  The Company is a corporation duly organized,  validly existing and in good standing under the laws of the State of Texas and is duly  qualified as a foreign  corporation in all  jurisdictions  in which the failure to so qualify would have a material  adverse effect on the Company.  The Company has all requisite  power and authority to own, lease and operate its respective properties.

         3.2.2    Authority,  Filings,  Consents and  Approvals.  The Company has the corporate  power and authority to enter into this
                  Agreement and to perform the  transactions  contemplated  by this Agreement  subject to shareholder  approval and the filing of pertinent  disclosure filings with the Securities and Exchange  Commission  ("Commission").  This Agreement
                  has been duly  authorized,  executed and delivered by the Company's  board of directors  and,  subject to shareholder approval,  constitutes a legal,  valid and binding  obligation  of the Company,  enforceable  in accordance  with its terms,  subject to  bankruptcy,  insolvency,  fraudulent  transfer,  reorganization,  moratorium  and similar laws of general  applicability  relating to or  affecting  creditors'  rights and to general  equity  principles.  Except for obtaining  shareholder  approval,  no other  proceedings  on the part of the Company are  necessary to authorize  the consummation of the transactions  contemplated hereby. The execution,  delivery and performance of this Agreement and the agreements  contemplated herein will not require the Company to obtain any other consent,  waiver,  authorization or approval of, or make any filing with or give prior notice to, any person,  except for any such consents,  waivers, authorizations or approvals which relate to shareholder approval and disclosure filings with the Commission.

         3.2.3    Capitalization of the Company.  The authorized capital of the Company consists of fifty million  (50,000,000)  common shares  par  value  $0.0001,  of which  seventeen  million  two  hundred  thirty  thousand  eight  hundred  forty-one
                  (17,230,841) common shares are issued and outstanding and twenty five million (25,000,000)  preferred share par value
                  $0.0001,  of which zero (0) preferred shares are issued and outstanding (the "Outstanding  Shares").  The Outstanding
                  Shares are duly authorized, validly issued, fully paid and non-assessable.

3.2.4    Derivative Shares.  The Company has the following derivative securities (the "Derivative Shares") issued and outstanding:

                  3.2.4.1    three  hundred and fifteen  thousand one hundred and fourteen  (315,114)  common share  purchase  warrants exercisable at thirty cents ($0.30) per share at any time until November 30, 2010;

                  3.2.4.2    four million four hundred and eighty one thousand  dollars  ($4,481,000)  plus seven  percent (7%) accrued interest in debt  convertible  into common shares at thirty five cents ($0.35) per share at any time until
                             November 30, 2010;

                  3.2.4.3    two hundred fifty thousand dollars  ($250,000) plus ten percent (10%) accrued interest in debt convertible into common shares at twenty five cents ($0.10) per share at any time until May 6, 2010.

                  Except as to the  Outstanding  Shares and the  Derivative  Shares,  the Company has not granted any other  rights nor incurred  any other  commitments  to  purchase,  acquire,  convert or  exchange  any other  securities  for common or preferred  shares  of the  Company  and  there  are no  other  contracts,  commitments,  agreements,  understandings, arrangements  or  restrictions  that  require  the  Company  to  issue,  sell or  deliver  any of its  stock or other securities.  The  Company  has  sufficient  authorized,  unissued  shares  of its  common  stock  to  consummate  the transactions  contemplated  herein,  and such stock bears no restriction on issuance that would prohibit  issuance to the Sellers as contemplated herein.

         3.2.5    Corporate  Records.  All transactions of the Company have been promptly and properly recorded or filed in or with its respective  books and  records,  and the minute  books  contain  complete  and  accurate  records of the meetings and proceedings of stockholders and directors thereof.

         3.2.6    Company Directors.  The directors and officers of the Company are as follows:

                  Directors                          Officers

                  Nora Coccaro                       Nora Coccaro,       President and Chief Executive
                                                                         Officer,
                                                                         Chief Financial Officer, and
                                                                         Principal Accounting Officer
                  Markus Mueller

         3.2.7    Liabilities.  Except  as shown in its  most  recent  publicly  released  audited  financial  statements  and  interim un-audited  financial  statements  (the "Company  Financials")  the Company has no material  liabilities  of any kind whatsoever,  contingent or non-contingent,  other than those incurred in the ordinary course of business,  including, without limitation, commercial real estate leases, utilities, telephone, and legal services.

         3.2.8    Liabilities  at Closing.  Except as may otherwise be set forth in Section 3.2.7 above,  the value of all  liabilities of the Company,  including any exposure under any guarantees, as at the Closing Date, shall not be in excess of those normally incurred and paid by the Company in the ordinary course of business.

         3.2.9    Assets.  The Company has good and  marketable,  legal and  beneficial  title to all of the  property  comprising  its assets as shown on the Company  Financials,  free and clear of all  Encumbrances.  Such assets  constitute all of the property,  rights and other assets used by the Company,  or which are necessary or desirable to conduct the Company's business as conducted  prior to the date  hereof.  Without  limiting the  generality  of the  foregoing,  none of the personal  property or the fixed plant and equipment  shown in the company  Financials is leased or otherwise  used in the Company's business subject to any agreement with any third party.

         3.2.10   Corporate Records and Financial  Statements.  All material  transactions relating to the Company's business have been promptly and properly  recorded or filed in or with the Company's books and records.  The minute books of the Company contain  complete and accurate  records of the meetings and proceedings of stockholders  and directors  thereof.  The
                  Company  Financials for the period ending March 31, 2006,  fairly and accurately  present the financial  condition of the Company as at such date and the results of its operations for the period then ended.

         3.2.11   Environmental  Compliance.  Except in  compliance  with  Environmental  Laws, to the knowledge of the Company and its directors,  the Company has not caused or  permitted,  and the Company and its  directors  have no knowledge  of, any material release or disposal by any person of any Hazardous  Substance on or from any premises  formerly or presently
                  used  in  the  Company's  business.  All  Hazardous  Substances  generated,   handled,  stored,  treated,  processed,
                  transported or disposed of in the course of the Company's  business have been generated,  handled,  stored,  treated, processed, transported or disposed of in all material respects, in compliance with applicable Environmental Laws.

         3.2.12   Payment of Taxes.  The Company has paid all Taxes due and payable in relation to the Company's  business and has paid all assessments that the Company has received in respect of Taxes.

         3.2.13   Reassessments.  No reassessments of Taxes have been issued against the Company in relation to the Company's  Business nor is the Company  aware of any pending or  threatened  assessment or  reassessment  for Taxes.  The Company has not executed or filed with any Governmental Authority any agreement extending the period for assessment,  reassessment or collection of any Taxes.

         3.2.14   Withholdings.  The Company has withheld  from each payment made to any of its current or former  employees,  officers and  directors,  and to all other persons,  all amounts  required by law and will continue to do so until the Closing
                  Date.  The  Company  has  remitted  or will  remit,  such  withheld  amounts  within  the  prescribed  periods to the appropriate  Governmental Authority. The Company has charged and collected and has remitted or will remit on a timely basis all Taxes as required by Applicable  Law on any sale,  supply or delivery  whatsoever,  made in relation to the
                  Company's business.

         3.2.15   Contracts.  The Company is not a party to, or bound by, any material  contract,  agreement or  commitment of any kind in relation to its business  other than this  Agreement and the Note Exchange  Agreement  (the "Company  Contracts").
                  The Company Contracts are in full force and effect.

         3.2.16   Employees.  Complete and accurate  particulars  of the  Company's  employees  pertaining  to the date of hire of such employees and their annual  remuneration  and the names of those on long term  disability,  workers'  compensation or leave of absence  (if any) will be  provided  to  Providence  upon  request.  The  Company  does not have any written employment agreements relating to any of its employees.

         3.2.17   Collective/Employment  Agreements.  None of the  Company's  employees  is  employed  under a contract  that cannot be terminated by the Company,  with or without  notice,  including  those  employees who are employed on indefinite hire requiring  reasonable  notice of termination  by Applicable  Law. The Company is not a party,  either  directly or by operation  of law,  to any  collective  bargaining  agreement.  No trade  union,  council of trade  unions,  employee bargaining  agency or  affiliated  bargaining  agent holds  bargaining  rights with  respect to any of the  Company's employees by way of certification,  interim certification,  voluntary recognition,  or successor rights. There are no threatened  or pending union  organizing  activities  involving  the Company's  employees and there are no threatened labor disputes or work stoppages relating to, or connected with, the Company's business.

         3.2.18   Occupational  Health and  Safety.  There are no  outstanding  inspection  orders or charges or any other  Orders made against the Company or its business.  The Company is in compliance with all occupational  health and safety rules and regulations  in all material  respects in relation to its business and there are no  outstanding  violations  of such rules and regulations.

         3.2.19   Insurance.  The Company carries no insurance related to its business or assets.

         3.2.20   Permits.  The  Company is in  possession  of and is in  compliance  with all  Permits  required  by any  Governmental
                  Authority that are necessary to conduct the Company's business.

         3.2.21   Absence  of Legal  Conflict.  The  execution  and  delivery  of this  Agreement  by the  Company  does  not,  and the performance of this Agreement by the Company and the  consummation  by it of the  transactions  contemplated  by this
                  Agreement will not:

                  3.2.21.1   conflict with or violate the constituent documents of the Company;

                  3.2.21.2   conflict with or violate any Applicable Law; or

                  3.2.21.3    result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its properties is bound or affected, which, in any such case, would prohibit or delay the
                              Company's ability to perform its obligations under this Agreement.

         3.2.22   Reporting  Status.  The Company is subject to the  reporting  requirements  of Section 13 or 15(d) of the  Securities
                  Exchange Act of 1934, as amended,  and is current in all required  filings with the Commission as of the execution of this  Agreement.  The Company's  reports filed with the  Commission  can be viewed at  www.sec.gov.  The Company will obtain  approval of the  transactions  contemplated  herein by the  shareholders  of the Company  pursuant to a proxy solicitation (the "Proxy Solicitation").  Without limiting the generality of the foregoing:

                  3.2.22.1    the Proxy Solicitation will be conducted in compliance with Applicable Law.

                  3.2.22.2    the meeting of the Company's  shareholders  to approve the  transactions  contemplated  in this Agreement
                              (the "Meeting") will be noticed and conducted in all material  respects in compliance with Applicable Law and with the Company's constituent documents.

                  3.2.22.3    at the  Meeting,  a quorum of  shareholders  of the Company will be present in person or  represented  by proxy.

                  3.4.22.4    the  transactions  contemplated  in this  Agreement  will be  presented  to the  requisite  number of the
                              Company's  shareholders  present in person or  represented  by proxy at the Meeting,  in accordance  with
                              Applicable Law and the Company's constituent documents.

         3.2.23   Litigation.  There  are no  claims,  actions,  proceedings,  suits,  investigations  or  reviews  pending  or, to the knowledge of the Company's  directors,  threatened against the Company or otherwise in relation to the Company or its assets or the Outstanding Shares or the Derivative Shares, before or by any Governmental Authority or court.

         3.2.24   Conduct of Business - Changes.  Since March 31, 2006:

                  3.2.24.1   the Company has conducted its business in the ordinary course, using reasonable efforts to preserve such business;

                  3.2.24.2   there has not been any material adverse change in the Company's assets, affairs or financial condition of the Company's business;

                  3.2.24.3   the Company has not:

                             3.2.24.3.1   increased  the  compensation  paid  or  payable  to any of its  employees  or  increased  the benefits  to which its  employees  are  entitled or provided  any new  benefits  for any such employees; or

                             3.2.24.3.2   modified,  amended or  terminated  any  contract to which it is or was a party in relation to the  Company's  business,  except in the ordinary  course of business with a view to the best interests of the Company's business.

         3.2.25   Copies of  Documents  etc.  True and  complete  copies of the  documents  and  agreements  listed in the Exhibits and
                  Schedules hereto have been made available to Providence and its counsel for review.

         3.2.26   Investment  Intent.  The Company is acquiring the Providence  Units for investment  purposes only and not with a view to or for resale or distribution and will not resell or otherwise  transfer or dispose of the Providence Units except in accordance with the provisions of all Applicable Laws.

                                                              ARTICLE IV
                                                                CLOSING

4.1      Sellers' and  Providence's  Deliveries at Closing.  On the Closing Date or unless expressly  determined in writing  otherwise, the Sellers and Providence shall deliver to the Company the following:

            4.1.1 A Bill of Sale relating to the Providence Units, duly endorsed for transfer to the Company;

         4.1.2    An original  copy of a resolution of the sole manager of  Providence  authorizing  the execution and delivery of this
                  Agreement;

         4.1.3    Any consents required to transfer the Providence Units to the Company;

         4.1.4    All discharges and notices of discharge,  estoppel letters, pay-out letters or similar discharging documentation,  in registrable form if required,  which are necessary or desirable to effect or evince the discharge of any Encumbrances other  than  Permitted  Encumbrances,  all of which are  satisfactory  in form and  content  to the  Company,  acting reasonably;

         4.1.5    A closing certificate  jointly signed by the Sellers and the principal officer of Providence,  certifying that at and as of the Closing Date,  the  representations  and warranties  made by Providence  and the Sellers  contained in this
                  Agreement  are true and correct as if made at the Closing  Date and that all  covenants,  agreements  and  conditions required by this  Agreement to be performed or complied  with by Providence or the Sellers prior to or at the Closing
                  Date have been  performed  and  complied  with,  except as otherwise  specifically  disclosed to Company by notice in writing; and

         4.1.6    Such other  documents,  certificates,  instruments  and agreements as are required or contemplated to be delivered to the Company by Providence or the Sellers pursuant to this Agreement.

4.2      The Company's  Deliveries at Closing.  On the Closing Date or unless expressly  determined in writing  otherwise,  the Company shall deliver to Providence and the Sellers the following:

4.2.1    Share certificates  representing the Company Shares,  duly issued for delivery to the respective unit holders of Providence as detailed in Exhibit D to this Agreement;

4.2.2    An original  copy of a resolution  of the board of directors of the Company  authorizing  the  execution  and delivery of this
                  Agreement and the issuance of the Company Shares in exchange for the Providence Units;

4.2.3    Any consents required to transfer the Company Shares to Providence;

         4.2.4    A closing  certificate  of a principal  officer of the Company,  certifying  that at and as of the Closing Date,  the representations  and  warranties  made by the Company  contained in this Agreement are true and correct as if made at the Closing Date and that all  covenants,  agreements  and  conditions  required by this Agreement to be performed or complied  with by the Company  prior to or at the Closing  Date have been  performed  and  complied  with,  except as otherwise specifically disclosed to Providence and Sellers by notice in writing; and

         4.2.5    Such other  documents,  certificates,  instruments  and agreements as are required or contemplated to be delivered to
                  Providence or the Sellers by the Company pursuant to this Agreement.

                                                               ARTICLE V
                                                    CONDITIONS PRECEDENT TO CLOSING

5.1      Conditions  Precedent to  Obligations  of the Company.  The  obligations of the Company under this Agreement to consummate the
         Agreement  contemplated  hereby  shall be  subject  to the  satisfaction  on or before  the  Closing  Date,  of the  following conditions,  provided,  however,  that the Company may waive the  pre-Closing  Date  performance  of the following  conditions without waiving its right to require the post-Closing  Date performance of the following  conditions  (unless expressly waived in a signed writing):

         5.1.1    Representations  and Warranties True. The representations and warranties of Providence and of the Sellers shall be in all material  respects true and accurate as of the date when made, and, except as to  representations  and warranties which are  expressly  limited to a state of facts  existing  at a time  prior to the  Closing  Date,  shall be in all material respects true and accurate at and as of the Closing Date.

         5.1.2    Performance of Covenants.  Providence and the Sellers shall have performed and complied in all material respects with each and every covenant,  agreement and condition required by this Agreement to be performed or complied with by each prior to or as of the Closing Date.

         5.1.3    No Governmental or Other Proceeding or Litigation.  No Order of any court or administrative agency shall be in effect which restrains or prohibits any transaction  contemplated  hereby; and no suit,  action,  other than the exercise of dissenters' rights, investigation,  inquiry or proceeding by any governmental body or other person or entity shall be pending or  threatened  against  Providence  which  challenges  the  validity or  legality,  or seeks to restrain the consummation, of the transactions contemplated hereby.

         5.1.4    Closing  Documentation.  The Company shall have received the documents  identified in Section 4.1 and such additional documentation  on the Closing Date as the Company and its counsel may  reasonably  require to evidence  compliance by
                  Providence and the Sellers with all of their obligations under this Agreement.

         5.1.5    Shareholder  Approval.  The  transactions  contemplated  herein shall have been approved at the Meeting by holders of the requisite number of the Company's outstanding voting securities.

         5.1.6    Note Exchange Agreement  Executed,  Consummated.  The Note Exchange Agreement shall have been executed by all parties
                  to  it  and  the  transactions   contemplated   therein  shall  have  been  consummated,   or  shall  be  consummated
                  contemporaneously with the transactions contemplated in this Agreement.

5.2      Conditions  Precedent to Obligations of Providence and the Sellers.  The  obligations of Providence and the Sellers under this
         Agreement  to  consummate  the  Agreement  contemplated  hereby  shall be  subject  to the  satisfaction,  or to the waiver by
         Providence and the Sellers on or before the Closing Date of the following  conditions,  provided,  however, that Providence or the Sellers may waive the  pre-Closing  Date  performance of the following  conditions  without waiving their right to require the post-Closing Date performance of the following conditions (unless expressly waived in a signed writing):

         5.2.1    Representations  and  Warranties  True.  The  representations  and warranties of the Company shall be in all material respects true and accurate as of the date when made,  and,  except as to  representations  and  warranties  which are expressly  limited  to a state of facts  existing  at a time  prior to the  Closing  Date,  shall be in all  material respects true and accurate at and as of the Closing Date.

         5.2.2    Performance of Covenants.  The Company shall have performed and complied in all material respects with each and every covenant,  agreement and condition  required by this  Agreement to be performed or complied with by it prior to or as of the Closing Date including but not limited to the obligation to loan  Providence up to $5,000,000  pursuant to the terms of the Promissory Note on or prior to the Closing Date.

         5.2.3    No Governmental or Other Proceeding or Litigation.  No Order of any court or administrative agency shall be in effect which restrains or prohibits any transaction  contemplated  hereby; and no suit,  action,  other than the exercise of dissenters' rights, investigation,  inquiry or proceeding by any governmental body or other person or entity shall be pending or  threatened  against the Company  which  challenges  the  validity or  legality,  or seeks to restrain the consummation, of the transactions contemplated hereby.

         5.2.4    Closing  Documentation.  Providence  and the Sellers shall have received the documents  identified in Section 4.2 and such  additional  documentation  on the Closing Date as Providence and the Sellers and their  respective  counsel may reasonably require to evidence compliance by the Company with all of its obligations under this Agreement.

         5.2.5    Shareholder  Approval.  The  transactions  contemplated  herein shall have been approved at the Meeting by holders of the requisite number of the Company's outstanding voting securities.

         5.2.6    Note Exchange Agreement  Executed,  Consummated.  The Note Exchange Agreement shall have been executed by all parties
                  to  it  and  the  transactions   contemplated   therein  shall  have  been  consummated,   or  shall  be  consummated
                  contemporaneously with the transactions contemplated in this Agreement.

5.3      Special Consent.  Providence  acknowledges its understanding  that the Notes are being assigned and transferred to the Company pursuant to the Note Exchange Agreement, and hereby expressly consents to such assignment and transfer.

                                                              ARTICLE VI
                                                            INDEMNIFICATION

6.1      Indemnity of  Providence  and the Sellers.  The Company  agrees to defend,  indemnify  and hold  harmless  Providence  and the
         Sellers from and against,  and to reimburse  Providence and each Seller with respect to, all  liabilities,  losses,  costs and expenses,  including,  without limitation,  reasonable  attorneys' fees and disbursements  ("Providence and Sellers' Losses"), asserted  against or incurred by Providence and such Sellers by reason of, arising out of, or in connection  with any material breach of any  representation  or warranty  contained  in this  Agreement  made by the  Company or in any  document or closing certificate  delivered by the Company  pursuant to the  provisions of this  Agreement or in connection  with the  transactions contemplated  thereby.  Notwithstanding the foregoing  provisions of this Section 6.1, no claim for  indemnification  shall be made by Providence or each Seller against the Company  unless and until the aggregate of Providence and Sellers'  Losses shall exceed $25,000.

6.2      Indemnity of the Company.  Providence  and the Sellers,  jointly and severally,  agree to defend,  indemnify and hold harmless the Company from and against,  and to reimburse  the Company with respect to, all  liabilities,  losses,  costs and  expenses, including,  without limitation,  reasonable attorneys' fees and disbursements ("Company Losses"), asserted against or incurred the  Company by reason of,  arising  out of, or in  connection  with any  material  breach of any  representation  or warranty contained in this  Agreement and made by Providence or the Sellers or in any document or  certificate  delivered by Providence or the Sellers  pursuant to the  provisions of this Agreement or in connection  with the  transactions  contemplated  thereby;
         provided,  however, that Providence and the Sellers shall only be required to defend,  indemnify and hold harmless the Company for the  representations and warranties made by Providence and the Sellers.  Notwithstanding the foregoing  provisions of this
         Section 6.2, no claim for  indemnification  shall be made by Company  against  Providence and the Sellers unless and until the aggregate Company Losses shall exceed $25,000.

6.3      Indemnification Procedure.         A party (an "Indemnified  Party") seeking  indemnification  shall give prompt notice to the other party (the  "Indemnifying  Party") of any claim for  indemnification  arising  under this  Article VI. The  Indemnifying
         Party shall have the right to assume and to control the defense of any such claim with counsel  reasonably  acceptable to such
         Indemnified Party, at the Indemnifying Party's own cost and expense,  including the cost and expense of reasonable  attorneys'
         fees and  disbursements in connection with such defense,  in which event the Indemnifying  Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event,  however,  that such Indemnified Party's legal  counsel  shall  determine  that  defenses may be  available to such  Indemnified  Party that are  different  from or in addition  to those  available  to the  Indemnifying  Party,  in that there  could  reasonably  be expected to be a conflict of interest  if such  Indemnifying  Party and the  Indemnified  Party  have  common  counsel  in any such  proceeding,  or if the
         Indemnified Party has not assumed the defense of the action or proceedings,  then such Indemnifying  Party may employ separate counsel to  represent  or defend  such  Indemnified  Party,  and the  Indemnifying  Party  shall pay the  reasonable  fees and disbursements  of counsel for such  Indemnified  Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior written consent of the  Indemnifying  Party which consent shall not be unreasonably withheld.

                                                              ARTICLE VII
                                                       JOINT AND SEVERAL OBLIGATIONS

7        The Sellers  acknowledge  and agree that the Company is entering into this  Agreement in reliance upon the personal  covenants of the Sellers and,  accordingly,  all covenants,  representations and warranties provided by Providence in this Agreement are provided on a joint and several basis as between  Providence  and the Sellers with the intent and effect that  Providence  and the Sellers shall be jointly and severally  bound thereby,  and  responsible  therefor,  up to the Closing Date, and after the
         Closing Date the Sellers  shall remain  jointly and  severally  liable for the breach of any  representations,  warranties  or covenants  under this Agreement made by any of Providence and the Sellers,  and the Sellers will have no right of contribution from  Providence in relation  thereto.  The Sellers  agree with the Company that they shall  perform,  or cause  Providence to perform,  each and every  covenant,  agreement and obligation of Providence in this Agreement,  and that  Providence  shall be bound by all such covenants,  agreements and  obligations as if it was providing such covenants and  agreements,  and assuming such obligations, personally.

                                                             ARTICLE VIII
                                                             MISCELLANEOUS

8.1      Amendment and Modification;  Waiver.  This Agreement may only be amended or modified in writing,  signed by all of the parties hereto.  No waiver in writing of any provision of this Agreement  shall  constitute a waiver of any other  provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

8.2      Further  Assurances.  The parties will execute and deliver such further  documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement and the transactions contemplated hereby.

8.3      Expenses.  Except as otherwise  expressly provided in this Agreement and whether or not the transactions  contemplated by this
         Agreement  are  completed,  the  parties  shall  bear  their own  respective  expenses  (including,  but not  limited  to, all compensation and expenses of counsel,  consultants,  actuaries and independent  accountants)  incurred in connection with this
         Agreement and the transactions contemplated hereby.

8.4      Public  Disclosure.  The parties agree that,  except as may be required to comply with the  requirements  of Applicable  Laws, the parties shall keep the terms of this  Agreement,  and the agreements  entered into in relation  hereto,  confidential.  In this regard,  Providence and the Sellers  acknowledge  that the Company is a publicly  traded and that the Company may decide, in its sole  discretion,  when and how to comply with applicable  reporting  requirements  incumbent upon it's publicly traded status.

8.5      Assignment.  No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto, such consent not to be unreasonably withheld.

8.6      Parties in Interest.  This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, heirs or other personal legal representatives and permitted assigns.  Except as expressly provided in this Agreement, nothing in this Agreement is intended to confer upon any person other than the Company, Providence and the
         Sellers or their respective successors, heirs or other personal legal representatives or permitted assigns, any rights or remedies under or by reason of this Agreement.

8.7      Counterparts.  This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.  A signed facsimile or telecopied copy of this Agreement shall be effectual and valid proof of execution and delivery.

8.8      Performance on Holidays.  If any action is required to be taken pursuant to this Agreement on or by a specified date which is not a Business Day, then such action shall be valid if taken on or by the next succeeding Business Day.

8.9      Notice.  All  communications,  notices,  requests,  consents or demands  given or required  under this  Agreement  shall be in writing and shall be deemed to have been duly given when  delivered to, or received by prepaid  registered  or certified  mail or  recognized  overnight  courier  addressed  to, or upon  receipt of a facsimile  sent to, the party for whom  intended,  as follows,  or to such other  address or facsimile  number as may be  furnished  by such party by notice in the manner  provided herein:

         If to Company:

Healthbridge, Inc.
1066 West Hastings Street, Suite 2610
Vancouver, British Columbia V6E 3X2
Attn: Nora Coccaro
Phone: (604) 602-1717
Fax: (604) 687-6755
Email: noracoccaro@attglobal.net

         With a copy to:

Ruairidh W. Campbell, Esq.
Orsa and Company
1403 E 900 S
Salt Lake City, UT  84105
Phone: (801) 582-9606
Fax: (801) 582-9629
Email:  ruairidhcampbell@msn.com

         If to Providence:

Providence Exploration, LLC.
100 Crescent Court, 7th floor
Dallas, Texas  75201
Attn: Abram Janz
Phone: (214) 695-5848
Fax: (214) __________
Email: abrahamjanz@aol.com

         With a copy to:

David Turner, Esq.
Scheef and Stone, L.L.P.
5956 Sherry Lane, Suite 1400
Dallas, Texas 75225
Phone: (214) 706-4205
Fax: (214) 706-4242
Email: david.turner@solidcounsel.com

         If to the Sellers:

                  Addresses for each Seller are detailed on the signature page hereto.

8.10     Governing  Law. This  Agreement  will be construed  and enforced in  accordance  with and governed by the laws of the State of
         Texas,  without  reference to principles of conflicts of law. Each of the parties  consents to the jurisdiction of the federal courts whose  districts  encompass any part of the State of Texas in connection  with any dispute arising under this Agreement and hereby  waives,  to the maximum  extent  permitted by law,  any  objection,  including  any  objection  based on forum non conveniens,  to the bringing of such proceeding in such jurisdictions.  Each party hereby agrees that if another party to this
         Agreement  obtains a judgment  against it in such a  proceeding,  the party which  obtained  such judgment may enforce same by summary  judgment in the courts of any country  having  jurisdiction  over the party  against whom such judgment was obtained, and each party hereby waives any defenses  available to it under local law and agrees to the  enforcement  of such a judgment.
         Each party to this Agreement  irrevocably  consents to the service of process in any such  proceeding by the mailing of copies thereof by registered or certified  mail,  postage  prepaid,  to such party at its address set forth  herein.  Nothing  herein shall affect the right of any party to serve process in any other manner permitted by law.

8.11     Severability.  If any  provision  of  this  Agreement  is  held  to be  invalid  or  unenforceable  by a  court  of  competent jurisdiction,  this Agreement shall be interpreted  and enforceable as if such provision were severed or limited,  but only to the extent necessary to render such provision and this Agreement enforceable.

8.12     Entire  Agreement.  This  Agreement,  the  Exhibits  and any  instruments  and  agreements  to be  executed  pursuant  to this
         Agreement,  sets  forth the entire  understanding  of the  parties  hereto  with  respect to its  subject  matter,  merges and supersedes  all  prior  and  contemporaneous  understandings  with  respect  to its  subject  matter  and may not be waived or modified,  in whole or in part,  except by a writing signed by each of the parties hereto.  No waiver of any provision of this
         Agreement in any instance  shall be deemed to be a waiver of the same or any other  provision in any other  instance.  Failure of any party to  enforce  any  provision  of this  Agreement  shall not be  construed  as a waiver of its  rights  under  such provision.

                                                       [Signature Page Follows]

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

Company:

HEALTHBRIDGE, INC.

By: /s/ Nora Coccaro

Nora Coccaro

Chief Executive Officer

Providence:

PROVIDENCE EXPLORATION, LLC

By: /s/ Abram Janz

Abram Janz

President

Sellers:

/s/ Abram Janz

Abram Janz

100 Crescent Court, 7th floor

Dallas, Texas  75201

/s/ Shirley Janz

Shirley Janz

100 Crescent Court, 7th floor

Dallas, Texas  75201

                                                               EXHIBIT D

                                                                SELLERS

                      -------------------------------------------------------- ----------------
                      Seller                                                     No. Shares
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Abram Janz                                                     2,286,330
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Shirley Janz                                                   2,000,000
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------

                               TOTAL                                                 4,286,330
                      -------------------------------------------------------- ----------------

EXHIBIT 2

Note Exchange Agreement

BETWEEN

Healthbridge, Inc.

AND

Holders of Convertible Promissory Notes

Issued by Providence Exploration, LLC

DATED

April 10, 2006

NOTE EXCHANGE AGREEMENT

THIS NOTE EXCHANGE AGREEMENT (“Agreement”) is entered into as of April 10, 2006, by and between Healthbridge, Inc., a Texas corporation (“Company”), and the individuals and entities identified in Exhibit A to this Agreement (the “Holders”).

WITNESSETH:

WHEREAS, the Holders are the beneficial and record owners and holders of certain Convertible Promissory Notes (the “Notes”) issued by Providence Exploration, L.L.C., a Texas limited liability company (“Providence”);

WHEREAS, Providence has entered into a Joint Exploration Agreement with Harding Company, dated October 1, 2005, as amended, to purchase, explore and develop certain oil, gas and mineral interests underlying approximately 6,272 acres in Comanche and Hamilton Counties, Texas;

WHEREAS, Providence has entered into an Agreement of Purchase and Sale with Global Mineral Solutions, LP, dated March 31, 2006, to purchase, explore and develop certain oil, gas and mineral interests underlying approximately 12,832 acres in Val Verde County, Texas;

WHEREAS, the Company has entered into a commitment to loan up to five million dollars ($5,000,000) to Providence pursuant to a Secured Revolving Replacement Promissory Note, dated December 1, 2005, for the purpose of funding Providence’s purchase of said oil, gas and mineral interests and to fund Providence’s ongoing exploration and development obligations under said Joint Exploration Agreement and said Agreement of Purchase and Sale;

WHEREAS, contemporaneously with its execution of this Agreement the Company is entering into that certain Securities Exchange Agreement (the “Securities Exchange Agreement”) with Abram and Shirley Janz (collectively, “Janz”), sole members of Providence, pursuant to which Janz has agreed to exchange 100% ownership of Providence for certain shares of the $0.0001 par value common stock of the Company (“Company Stock”);

WHEREAS, the Company desires to acquire from the Holders, and the Holders desire to convey to the Company, all of the Notes in exchange for Twelve Million Two Hundred Thirteen Thousand Six Hundred Seventy (12,213,670) shares of Company Stock distributed to the Holders on a pro rata basis in proportion to their respective Note holdings on the Closing Date of this Agreement; and

WHEREAS, Janz has made it a condition to closing of the transactions contemplated in the Securities Exchange Agreement that the transactions contemplated in this Agreement be consummated; and the Holders have made it a condition to closing of the transactions contemplated in this Agreement that the transactions contemplated in the Securities Exchange Agreement be consummated.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                                               ARTICLE I
                                                       DEFINITIONS AND INTERPRETATION

1.2      Defined Terms. Unless otherwise  specifically  defined in this Agreement or the context otherwise requires,  capitalized terms used in this Agreement shall have the following meanings:

         1.1.1    "Agreement"  means this agreement,  the recitals hereto and the Exhibit attached to this Agreement,  in each case, as they  may be  amended  or  supplemented  from  time  to  time,  and the  expressions  "hereof",  "herein",  "hereto",
                  "hereunder",  "hereby", and similar expressions,  when used in this Agreement, refer to this Agreement as a whole and not to any  particular  provision of this  Agreement;  and unless  otherwise  indicated,  references  to sections and subsections are to sections and subsections in this Agreement.

         1.1.2     "Applicable Law" means any domestic or foreign statute,  law,  ordinance,  regulation,  by-law or order that applies to the Company, Providence, or the Holders.

1.1.5    "Assets"  means all of the  properties,  rights and assets of Providence or the Company,  as  applicable,  including,  without limitation,  Inventory, cash and cash equivalents, all investments,  accounts receivable,  drilling and service rigs,
                  Goodwill, Lands, Fixed Plant and Equipment, Personal Property and  material contracts.

         1.1.4    "Business" means the business of providing energy exploration services and the business of exploring,  developing and producing oil and gas.

         1.1.5    "Business Day" means any day other than a Saturday,  a Sunday or a day on which  chartered banks in the United States of America are authorized or obligated by law to close.

         1.1.6    "Closing Date" has the meaning set forth in subsection 2.7.

         1.1.7    "Employees" means all persons engaged in the Business  including  employees,  employees on leave,  contract employees and owner-operators, if any.

         1.1.8    "Encumbrance"  means any  encumbrance  of any kind  whatever and includes,  without  limitation,  any adverse  claim, security  interest,  mortgage,  lien,  hypothecation,  pledge,  assignment,  charge,  trust or deemed trust  (whether contractual,  statutory or otherwise  arising),  or any other right,  option or claim of others affecting the Assets, and any covenant or other agreement, restriction or limitation on the transfer of the Assets.

         1.1.9    "Environmental  Laws"  includes  all  applicable  laws,  statutes,  regulations,  by-laws,  rules  and  Orders of any
                  Governmental  Authority where Providence has carried on business and the common law,  relating,  in whole or in part, to the  environment,  and  includes  those laws  relating to the storage,  generation,  use,  handling,  manufacture, processing, transportation, import, export, treatment, release or disposal of any Hazardous Substance.

         1.1.10   "Environmental Permits" includes all certificates,  approvals, consents, authorizations,  registrations, and licenses issued, granted, conferred, created or required by any Governmental Authority pursuant to any Environmental Laws.

         1.1.11   "Fixed Plant and Equipment" means all plant, machinery and equipment situated on the Lands, if any.

         1.1.12   "Governmental  Authority"  includes  any  domestic or foreign  government  whether  state,  federal,  provincial,  or municipal and any governmental agency,  governmental  authority,  governmental tribunal or governmental commission of any kind whatsoever.

         1.1.13 "Goodwill" means:

                  1.1.13.1  all customer lists, contracts, files, records and outstanding quotations;

                  1.1.13.2 all trade marks (registered or not), trade names,  designs,  URL and domain names, logos,  industrial design applications and copyrights (registered or not) used in the Business;

                  1.1.13.3 all trade secrets and confidential information of Providence in relation to the Business;

                  1.1.13.4 all know-how of the Business including:

                             1.1.13.4.1    all  information  of a scientific or technical  nature  whether in oral,  written,  graphic, machine readable, electronic or physical form; and

                             1.1.13.4.2    all  patterns,  plans,  designs,  research  data,  research  plans,  trade secrets and other proprietary know-how, processes,  formulas, drawings,  technology, blue prints, flow sheets, equipment and parts lists, instructions, manuals, records and procedures.

         1.1.14   "Hazardous Substance" means any hazardous waste, hazardous substance,  hazardous material, toxic substance, dangerous substance or dangerous good or contaminant as defined or identified in any Environmental Law.

         1.1.15   "Inventory" means all inventories of products relating to the Business, all supplies, and equipment relating thereto.

         1.1.16   "Lands" means the lands leased by Providence in relation to the Business including,  without limitation, the lands on which the Facilities are located, the leased mineral interests  underlying  approximately 6,272 acres in Comanche and
                  Hamilton  Counties,  Texas,  and the leased  mineral  interests  underlying  approximately  12,832 acres in Val Verde
                  County, Texas.

         1.1.17 "Loss" means any and all loss,  liability,  damage,  cost or expense actually suffered or incurred by a party resulting from the subject  matter of any claim,  including  the costs and expenses of any action,  suit,  proceeding,  demand, assessment,  judgment,  settlement or compromise  relating thereto (including legal fees on a solicitor's and his own client  basis),  net of any tax savings  arising as a result of expensing  the same,  less the amount of any judgment awarded as a result of any counterclaim or set-off relating to that claim.

         1.1.18   "Order"  means  any  order,  judgment,  injunction,  decree,  award  or  writ  of any  court,  tribunal,  arbitrator,
                  Governmental Authority, or other person who is authorized to make legally binding determinations.

         1.1.19   "Permits" means all permits,  licenses,  authorizations,  agreements or  understandings  relating to the Business and issued  by any  Governmental  Authority,  or to which  any  Governmental  Authority  is a party,  including,  without limitation, the Environmental Permits.

         1.1.20   "Personal Property" means all of the equipment, vehicles, machinery,  furniture, chattels and other tangible personal property  used in the Business as at the Closing Date and any and all  operating  manuals,  warranty  information  or other documentation relating thereto.

         1.1.21   "Pollution"  means any type of  environmental  damage or  contamination  which  contravenes  any  Environmental  Law, including,  without limiting the generality of the foregoing,  damage to or contamination by any substance, waste, or goods including, without limiting the generality of the foregoing, any Hazardous Substance.

         1.1.22   "Promissory  Note" means the Secured  Revolving  Replacement  Promissory  Note,  dated December 1, 2005,  executed by
                  Providence  in favor of the  Company  that  commits  the  Company  to loan an  amount of up to five  million  dollars
                  ($5,000,000) to Providence on or before the Closing Date.

         1.1.23   "Providence" means Providence  Exploration,  LLC, and it's wholly owned  subsidiaries:  PDX Drilling,  LLC, an energy exploration services company and Providence  Resources,  LLC, an oil and gas exploration  company,  both of which are
                  Texas limited liability companies.

         1.1.24   "Taxes" means all taxes and similar governmental charges, including:

                  1.1.24.1    state,  federal,  provincial,  municipal and local,  foreign or other income,  franchise,  capital,  real property, personal property,  withholding,  payroll, employer health, transfer, sales, use, excise, goods and services,  consumption,  countervail  and value added taxes,  all other taxes of any kind relating to
                              Providence, or the Business and imposed by any Governmental Authority, whether disputed or not; and

                  1.1.24.2    assessments,  charges,  duties,  fees,  imposts,  levies  or other  governmental  charges  and  interest, penalties or additions associated therewith.

1.2      Gender and Number.  The terms defined in the singular shall have a comparable meaning when used in the plural and vice versa, and words importing gender include all genders.

1.3      Currency.  Unless specified, all references to currency in this Agreement shall mean United States dollars.

1.4      Section Headings.  The section and subsection headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                                                              ARTICLE II
                                                     EXCHANGE OF SHARES FOR NOTES

2.1      Exchange.  Upon and subject to the terms of this  Agreement,  the Company  hereby agrees to issue and deliver  Twelve  Million
         Two Hundred  Thirteen  Thousand Six Hundred  Seventy  (12,213,670)  shares of Company  Stock (the  "Exchanged  Shares") to the
         Holders  (which  Exchanged  Shares shall be allocated  among the  respective  Holders in the manner shown on Exhibit A to this
         Agreement);  and each Holder hereby agrees to exchange,  assign,  transfer and set over his, her or its Note(s) to the Company as consideration for the Exchanged Shares, all on the Closing Date.

2.2      Adequate  Consideration.  Each  Holder  expressly  acknowledges  that the  Exchanged  Shares to which such  Holder is entitled pursuant  to this  Agreement  constitute  adequate  consideration  for the Note such  Holder is  surrendering.  To the  extent interest has accrued and has not been paid on a given  Holder's Note and that  interest is not  recognized in the value of the
         Exchanged  Shares  issuable to the Holder under the terms of this  Agreement,  such Holder  hereby waives the right to receive any such interest.

2.3      Share  Valuation  Price.  The valuation of the Notes,  in the  aggregate,  shall be deemed  equivalent to the valuation of the
         Exchanged Shares.

2.4      Tax Free.  The exchange of Notes for Exchanged Shares will be deemed by the parties to be a tax free exchange.

2.5      Resale Restrictions.       The Exchanged Shares issued to Holders shall be subject to resale restrictions  imposed pursuant to the  Securities  Act of 1933 as amended  and thus  restricted  for a period of at least  twelve  (12)  months from the date of issuance.

2.6      Company  Loans.  The Company has committed to  Providence,  prior to the Closing  Date, to loan  Providence up to five million dollars  ($5,000,000)  pursuant to a Secured Revolving  Replacement  Promissory Note, dated December 1, 2005, as an inducement for  Providence to enter into this  Agreement,  the receipt of  approximately  four million two hundred seven  thousand  three hundred five dollars ($4,207,305) of such monies being hereby acknowledged.

2.7      Closing Date. The Closing Date of the transaction contemplated hereby shall take place on May 26, 2006, at the offices of
         Healthbridge, at 11 a.m. Pacific Daylight Time.

                                                              ARTICLE III
                                                    REPRESENTATIONS AND WARRANTIES

3.1      Holders.  Each Holder, acting severally and not jointly, makes the representations and warranties set out herein to the
         Company, recognizing that the Company is relying on such representations and warranties in entering into the transactions contemplated by this Agreement. All due diligence searches, investigations or inspections by the Company, up to the Closing
         Date, are without prejudice to the Company's right to rely upon the representations and warranties of each Holder in entering into the transactions contemplated by this Agreement. Each Holder, acting severally and not jointly, makes the following representations and warranties to the Company:

         3.1.1    Authority,  Filings, Consents and Approvals. Such Holder has duly authorized,  executed and delivered this Agreement, and this Agreement  constitutes a legal, valid and binding obligation of such Holder,  enforceable in accordance with its terms, subject to bankruptcy,  insolvency,  fraudulent transfer,  reorganization,  moratorium and similar laws of general  applicability  relating  to or  affecting  creditors'  rights and to  general  equity  principles.  No other proceedings  on the part of such Holder are  necessary  to  authorize  the entering  into of this  Agreement  and the consummation  of the  transactions  contemplated  hereby by such Holder.  The execution,  delivery and performance of this Agreement and the  agreements  contemplated  herein will not require such Holder to obtain any consent,  waiver, authorization or approval of, or make any prior filing with or give notice to, any person,  except for such consents, waivers,  authorizations  or approvals that have already been obtained or which if not obtained or provided would not be reasonably likely to have a material adverse effect on the Business.

         3.1.2    Characterization  of the Notes. Such Holder's Note constitutes the legitimate  obligation of Providence,  enforceable in accordance with its terms, and is owned and held of record and beneficially by such Holder.

         3.1.3    The Notes.  Such Holder has good and valid title to such  Holder's  Note,  free and clear of all  Encumbrances.  Such
                  Holder's Note bears no restriction on transfer that would prohibit conveyance to the Company.

         3.1.4    Absence  of Legal  Conflicts.  The  execution  and  delivery  of this  Agreement  by such  Holder  does not,  and the performance of this Agreement by such Holder of the transactions contemplated by this Agreement will not:

                  3.1.4.1    conflict with or violate any Applicable Law; or

                  3.1.4.3    result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any Assets pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Holder is a party in relation to the Business or by which the Business or the
                             Assets are bound or affected, which, in any such case, would prohibit or delay such Holder's ability to perform such Holder's obligations under this Agreement.

         3.1.5    Litigation.  There  are no  claims,  actions,  proceedings,  suits,  investigations  or  reviews  pending  or, to the knowledge  of such Holder,  threatened  against such Holder or otherwise in relation to the Business or the Assets or such Holder's Note, before or by any Governmental Authority or court.

         3.1.6    Investment  Intent.  Such Holder is acquiring the Exchanged  Shares for investment  purposes only and not with a view of immediate  resale or  distribution  and will not resell or otherwise  transfer or dispose of the Exchanged  Shares except in accordance with the provisions of all Applicable Laws.

3.2      Company.  The Company makes the representations and warranties set out herein to the Holders, recognizing that the Holders are relying on such representations and warranties in entering into the transactions contemplated by this Agreement. All due diligence searches, investigations or inspections by the Holders, up to the Closing Date, are without prejudice to the
         Holders' right to rely upon the representations and warranties of the Company in entering into the transactions contemplated by this Agreement.

         3.2.1    Incorporation and Qualification.  The Company is a corporation duly organized,  validly existing and in good standing under the laws of the State of Texas and is duly  qualified as a foreign  corporation in all  jurisdictions  in which the failure to so qualify would have a material  adverse effect on the Company.  The Company has all requisite  power and authority to own, lease and operate its properties.

         3.2.2    Authority,  Filings,  Consents and  Approvals.  The Company has the corporate  power and authority to enter into this
                  Agreement and to perform the  transactions  contemplated  by this Agreement  subject to shareholder  approval and the filing of pertinent  disclosure filings with the Securities and Exchange  Commission  ("Commission").  This Agreement
                  has been duly  authorized,  executed and delivered by the Company's  board of directors  and,  subject to shareholder approval,  constitutes a legal,  valid and binding  obligation  of the Company,  enforceable  in accordance  with its terms,  subject to  bankruptcy,  insolvency,  fraudulent  transfer,  reorganization,  moratorium  and similar laws of general  applicability  relating to or  affecting  creditors'  rights and to general  equity  principles.  Except for obtaining  shareholder  approval,  no other  proceedings  on the part of the Company are  necessary to authorize  the consummation of the transactions  contemplated hereby. The execution,  delivery and performance of this Agreement and the agreements  contemplated herein will not require the Company to obtain any other consent,  waiver,  authorization or approval of, or make any filing with or give prior notice to, any person,  except for any such consents,  waivers, authorizations or approvals that relate to shareholder approval and disclosure filings with the Commission.

         3.2.3    Capitalization  of the Company.  The  authorized  capital of the Company  consists of (a) fifty million  (50,000,000)
                  Company Shares, of which seventeen million two hundred thirty thousand eight hundred forty-one  (17,230,841)  Company
                  Shares (the  "Outstanding  Shares") are issued and outstanding,  and (b) twenty five million  (25,000,000)  preferred shares of par value $0.0001 per share,  none of which are  outstanding.  The Outstanding  Shares are duly authorized, validly issued, fully paid and non-assessable.

3.2.5    Derivative Shares.  The Company has the following derivative securities (the "Derivative Shares") issued and outstanding:

                  3.2.4.1    three  hundred and fifteen  thousand one hundred and fourteen  (315,114)  common share  purchase  warrants exercisable at thirty cents ($0.30) per share at any time until November 30, 2010;

                  3.2.4.2    four million four hundred and eighty one thousand  dollars  ($4,481,000)  plus seven  percent (7%) accrued interest in debt  convertible  into common shares at thirty five cents ($0.35) per share at any time until
                             November 30, 2010;

                  3.2.4.3    Two hundred fifty thousand dollars  ($250,000) plus ten percent (10%) accrued interest in debt convertible into common shares at twenty five cents ($0.10) per share at any time until May 6, 2010.

                  Except as to the  Outstanding  Shares and the  Derivative  Shares,  the Company has not granted any other  rights nor incurred  any other  commitments  to  purchase,  acquire,  convert or  exchange  any other  securities  for common or preferred  shares  of the  Company  and  there  are no  other  contracts,  commitments,  agreements,  understandings, arrangements  or  restrictions  that  require  the  Company  to  issue,  sell or  deliver  any of its  stock or other securities.  The  Company  has  sufficient  authorized,  unissued  shares  of its  common  stock  to  consummate  the transactions  contemplated  herein,  and such stock bears no restriction on issuance that would prohibit  issuance to the Holders as contemplated herein.

         3.2.5    Corporate  Records.  All transactions of the Company have been promptly and properly recorded or filed in or with its respective  books and  records,  and the minute  books  contain  complete  and  accurate  records of the meetings and proceedings of stockholders and directors thereof.

         3.2.6    Company Directors.  The directors and officers of the Company are as follows:

                  Directors                          Officers

                  Nora Coccaro                       Nora Coccaro        President and Chief Executive Officer, Chief Financial
                                                                         Officer, and Principal Accounting Officer
                  Markus Mueller

         3.2.7    Liabilities.  Except  as shown in its  most  recent  publicly  released  audited  financial  statements  and  interim un-audited  financial  statements  (the "Company  Financials")  the Company has no material  liabilities  of any kind whatsoever,  contingent or non-contingent,  other than those incurred in the ordinary course of business,  including, without limitation, commercial real estate leases, utilities, telephone, and legal services.

         3.2.8    Liabilities  at Closing.  Except as may otherwise be set forth in Section 3.2.7 above,  the value of all  liabilities of the Company,  including any exposure under any guarantees, as at the Closing Date, shall not be in excess of those normally incurred and paid by the Company in the ordinary course of business.

         3.2.9    Assets.  The Company has good and  marketable,  legal and  beneficial  title to all of the  property  comprising  its assets as shown on the Company  Financials,  free and clear of all  Encumbrances.  Such assets  constitute all of the property,  rights and other assets used by the Company,  or which are necessary or desirable to conduct the Company's business as conducted  prior to the date  hereof.  Without  limiting the  generality  of the  foregoing,  none of the personal  property or the fixed plant and equipment  shown in the Company  Financials is leased or otherwise  used in the Company's business subject to any agreement with any third party.

         3.2.10   Corporate Records and Financial  Statements.  All material  transactions relating to the Company's business have been promptly and properly  recorded or filed in or with the Company's books and records.  The minute books of the Company contain  complete and accurate  records of the meetings and proceedings of stockholders  and directors  thereof.  The
                  Company  Financials for the period ending March 31, 2006,  fairly and accurately  present the financial  condition of the Company as at such date and the results of its operations for the period then ended.

         3.2.11   Environmental  Compliance.  Except in  compliance  with  Environmental  Laws, to the knowledge of the Company and its directors,  the Company has not caused or  permitted,  and the Company and its  directors  have no knowledge  of, any material release or disposal by any person of any Hazardous  Substance on or from any premises  formerly or presently
                  used  in  the  Company's  business.  All  Hazardous  Substances  generated,   handled,  stored,  treated,  processed,
                  transported or disposed of in the course of the Company's  business have been generated,  handled,  stored,  treated, processed, transported or disposed of in all material respects, in compliance with applicable Environmental Laws.

         3.2.12   Payment of Taxes.  The Company has paid all Taxes due and payable in relation to the Company's  business and has paid all assessments that the Company has received in respect of Taxes.

         3.2.13   Reassessments.  No reassessments of Taxes have been issued against the Company in relation to the Company's  Business nor is the Company  aware of any pending or  threatened  assessment or  reassessment  for Taxes.  The Company has not executed or filed with any Governmental Authority any agreement extending the period for assessment,  reassessment or collection of any Taxes.

         3.2.14   Withholdings.  The Company has withheld  from each payment made to any of its current or former  Employees,  officers and  directors,  and to all other persons,  all amounts  required by law and will continue to do so until the Closing
                  Date.  The  Company  has  remitted  or will  remit,  such  withheld  amounts  within  the  prescribed  periods to the appropriate  Governmental Authority. The Company has charged and collected and has remitted or will remit on a timely basis all Taxes as required by Applicable  Law on any sale,  supply or delivery  whatsoever,  made in relation to the
                  Company's business.

         3.2.15   Contracts.  The Company is not a party to, or bound by, any material  contract,  agreement or  commitment of any kind in  relation  to its  business  other  than this  Agreement  and the  Securities  Exchange  Agreement  (the  "Company
                  Contracts").  The Company Contracts are in full force and effect.

         3.2.16   Employees.  Complete and accurate  particulars  of the  Company's  Employees  pertaining  to the date of hire of such
                  Employees and their annual  remuneration  and the names of those on long term  disability,  workers'  compensation or leave of  absence  (if any)  will be  provided  to  Holders  upon  request.  The  Company  does not have any  written employment agreements relating to any of its Employees.

         3.2.17   Collective/Employment  Agreements.  None of the  Company's  Employees  is  employed  under a contract  that cannot be terminated by the Company,  with or without  notice,  including  those  Employees who are employed on indefinite hire requiring  reasonable  notice of termination  by Applicable  Law. The Company is not a party,  either  directly or by operation  of law,  to any  collective  bargaining  agreement.  No trade  union,  council of trade  unions,  employee bargaining  agency or  affiliated  bargaining  agent holds  bargaining  rights with  respect to any of the  Company's
                  Employees by way of certification,  interim certification,  voluntary recognition,  or successor rights. There are no threatened  or pending union  organizing  activities  involving  the Company's  Employees and there are no threatened labor disputes or work stoppages relating to, or connected with, the Company's business.

         3.2.18   Occupational  Health and  Safety.  There are no  outstanding  inspection  orders or charges or any other  Orders made against the Company or its business.  The Company is in compliance with all occupational  health and safety rules and regulations  in all material  respects in relation to its business and there are no  outstanding  violations  of such rules and regulations.

         3.2.19   Insurance.  The Company carries no insurance related to its business or assets.

         3.2.20   Permits.  The  Company is in  possession  of and is in  compliance  with all  Permits  required  by any  Governmental
                  Authority that are necessary to conduct the Company's business.

         3.2.21   Absence  of Legal  Conflict.  The  execution  and  delivery  of this  Agreement  by the  Company  does  not,  and the performance of this Agreement by the Company and the  consummation  by it of the  transactions  contemplated  by this
                  Agreement will not:

                  3.2.21.1   conflict with or violate the constituent documents of the Company;

                  3.2.21.2   conflict with or violate any Applicable Law; or

                  3.2.21.3    result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its properties is bound or affected, which, in any such case, would prohibit or delay the
                              Company's ability to perform its obligations under this Agreement.

         3.2.22   Reporting  Status.  The Company is subject to the  reporting  requirements  of Section 13 or 15(d) of the  Securities
                  Exchange Act of 1934, as amended,  and is current in all required  filings with the Commission as of the execution of this  Agreement.  The Company's  reports filed with the  Commission  can be viewed at  www.sec.gov.  The Company will obtain  approval of the  transactions  contemplated  herein by the  shareholders  of the Company  pursuant to a proxy solicitation (the "Proxy Solicitation").  Without limiting the generality of the foregoing:

                  3.2.22.1    the Proxy Solicitation will be conducted in compliance with Applicable Law.

                  3.2.22.2    the meeting of the Company's  shareholders  to approve the  transactions  contemplated  in this Agreement
                              (the "Meeting") will be noticed and conducted in all material  respects in compliance with Applicable Law and with the Company's constituent documents.

                  3.2.22.3    at the  Meeting,  a quorum of  shareholders  of the Company will be present in person or  represented  by proxy.

                  3.4.22.4    the  transactions  contemplated  in this  Agreement  will be  presented  to the  requisite  number of the
                              Company's  shareholders  present in person or  represented  by proxy at the Meeting,  in accordance  with
                              Applicable Law and the Company's constituent documents.

         3.2.23   Litigation.  There  are no  claims,  actions,  proceedings,  suits,  investigations  or  reviews  pending  or, to the knowledge of the Company's  directors,  threatened against the Company or otherwise in relation to the Company or its assets or the Outstanding Shares or the Derivative Shares, before or by any Governmental Authority or court.

         3.2.24   Conduct of Business - Changes.  Since March 31, 2006:

                  3.2.24.1   the Company has conducted its business in the ordinary course, using reasonable efforts to preserve such business;

                  3.2.24.2   there has not been any material adverse change in the Company's assets, or affairs or the financial condition of the Company's business;

                  3.2.24.3   the Company has not:

                             3.2.24.3.1   increased  the  compensation  paid  or  payable  to any of its  Employees  or  increased  the benefits  to which its  Employees  are  entitled or provided  any new  benefits  for any such
                                          Employees; or

                             3.2.24.3.2   modified,  amended or  terminated  any  contract to which it is or was a party in relation to the  Company's  business,  except in the ordinary  course of business with a view to the best interests of the Company's business.

         3.2.25   Investment  Intent.  The Company is acquiring  the Notes for  investment  purposes only and not with a view to or for resale or  distribution  and will not resell or otherwise  transfer or dispose of the Notes except in accordance with the provisions of all Applicable Laws.

                                                              ARTICLE IV
                                                                CLOSING

4.1      Holders'  Deliveries at Closing.  On the Closing Date or unless expressly  determined in writing otherwise,  the Holders shall deliver to the Company the following:

                  4.1.1      The original Notes, duly endorsed for transfer to the Company;

         4.1.2    Any consents required to transfer the Notes to the Company;

         4.1.3    A  closing  certificate  jointly  signed  by  the  Holders,  certifying  that  at and as of  the  Closing  Date,  the representations  and  warranties  made by the Holders  contained in this Agreement are true and correct as if made at the Closing Date and that all  covenants,  agreements  and  conditions  required by this Agreement to be performed or complied  with by the Holders  prior to or at the Closing  Date have been  performed  and  complied  with,  except as otherwise specifically disclosed to Company by notice in writing; and

         4.1.4    Such other  documents,  certificates,  instruments  and agreements as are required or contemplated to be delivered to the Company by the Holders pursuant to this Agreement.

4.2      The Company's  Deliveries at Closing.  On the Closing Date or unless expressly  determined in writing  otherwise,  the Company shall deliver to the Holders the following:

4.2.1    Share  certificates  representing the Exchanged Shares,  duly issued for delivery to the respective  Holders in the respective share amounts detailed on Exhibit A;

4.2.2    An original  copy of a resolution  of the board of directors of the Company  authorizing  the  execution  and delivery of this
                  Agreement and the issuance of the Exchanged Shares in exchange for the Notes;

         4.2.3    A closing  certificate  of a principal  officer of the Company,  certifying  that at and as of the Closing Date,  the representations  and  warranties  made by the Company  contained in this Agreement are true and correct as if made at the Closing Date and that all  covenants,  agreements  and  conditions  required by this Agreement to be performed or complied  with by the Company  prior to or at the Closing  Date have been  performed  and  complied  with,  except as otherwise specifically disclosed to the Holders by notice in writing; and

         4.2.4    Such other  documents,  certificates,  instruments  and agreements as are required or contemplated to be delivered to the Holders by the Company pursuant to this Agreement.

                                                               ARTICLE V
                                                    CONDITIONS PRECEDENT TO CLOSING

5.1      Conditions  Precedent to  Obligations  of the Company.  The  obligations of the Company under this Agreement to consummate the transactions  contemplated  hereby  shall be  subject  to the  satisfaction  on or before the  Closing  Date of the  following conditions,  provided,  however,  that the Company may waive the  pre-Closing  Date  performance  of the following  conditions without waiving its right to require the post-Closing  Date performance of the following  conditions  (unless expressly waived in a signed writing):

         5.1.1    Representations  and  Warranties  True.  The  representations  and warranties of the Holders shall be in all material respects  true and accurate as of the date when made,  and,  except as to  representations  and  warranties  that are expressly  limited  to a state of facts  existing  at a time  prior to the  Closing  Date,  shall be in all  material respects true and accurate at and as of the Closing Date.

         5.1.2    Performance  of  Covenants.  The Holders  shall have  performed  and complied in all material  respects with each and every  covenant,  agreement and condition  required by this Agreement to be performed or complied with by each Holder prior to or as of the Closing Date.

         5.1.3    No Governmental or Other Proceeding or Litigation.  No Order of any court or administrative agency shall be in effect which restrains or prohibits any transaction  contemplated  hereby;  and no suit,  action (other than the exercise of dissenters'  rights),  investigation,  inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened  that  challenges the validity or legality,  or seeks to restrain the  consummation,  of the transactions contemplated hereby.

         5.1.4    Closing  Documentation.  The Company shall have received the documents  identified in Section 4.1 and such additional documentation  on the Closing Date as the Company and its counsel may  reasonably  require to evidence  compliance by the Holders with all of their obligations under this Agreement.

         5.1.5    Shareholder  Approval.  The  transactions  contemplated  herein shall have been approved at the Meeting by holders of the requisite number of the Company's outstanding voting securities.

         5.1.6    Securities  Exchange Agreement Executed,  Consummated.  The Securities Exchange Agreement shall have been executed by all parties to it and the  transactions  contemplated  therein shall have been  consummated,  or shall be consummated contemporaneously with the transactions contemplated in this Agreement.

5.2      Conditions  Precedent to  Obligations  of the Holders.  The  obligations of the Holders under this Agreement to consummate the transactions  contemplated  hereby  shall be subject  to the  satisfaction,  or to the waiver by the  Holders on or before the
         Closing Date of the following  conditions,  provided,  however, that the Holders may waive the pre-Closing Date performance of the  following  conditions  without  waiving  their  right to require  the  post-Closing  Date  performance  of the  following conditions (unless expressly waived in a signed writing):

         5.2.1    Representations  and  Warranties  True.  The  representations  and warranties of the Company shall be in all material respects  true and accurate as of the date when made,  and,  except as to  representations  and  warranties  that are expressly  limited  to a state of facts  existing  at a time  prior to the  Closing  Date,  shall be in all  material respects true and accurate at and as of the Closing Date.

         5.2.2    Performance of Covenants.  The Company shall have performed and complied in all material respects with each and every covenant,  agreement and condition  required by this  Agreement to be performed or complied with by it prior to or as of the Closing Date including but not limited to the obligation to loan  Providence up to $5,000,000  pursuant to the terms of the Promissory Note on or prior to the Closing Date.

         5.2.3    No Governmental or Other Proceeding or Litigation.  No Order of any court or administrative agency shall be in effect that restrains or prohibits any transaction  contemplated  hereby;  and no suit,  action,  other than the exercise of dissenters' rights, investigation,  inquiry or proceeding by any governmental body or other person or entity shall be pending or  threatened  that  challenges  the validity or legality,  or seeks to restrain  the  consummation,  of the transactions contemplated hereby.

         5.2.4    Closing  Documentation.  The Holders shall have received the documents  identified in Section 4.2 and such additional documentation  on the Closing Date as the Holders and their  respective  counsel may  reasonably  require to evidence compliance by the Company with all of its obligations under this Agreement.

         5.2.5    Shareholder  Approval.  The  transactions  contemplated  herein shall have been approved at the Meeting by holders of the requisite number of the Company's outstanding voting securities.

         5.2.6    Securities  Exchange Agreement Executed,  Consummated.  The Securities Exchange Agreement shall have been executed by all parties to it and the  transactions  contemplated  therein shall have been  consummated,  or shall be consummated contemporaneously with the transactions contemplated in this Agreement.

                                                              ARTICLE VI
                                                            INDEMNIFICATION

6.1      Indemnity of the Holders.  The Company  agrees to defend,  indemnify and hold  harmless  each Holder from and against,  and to reimburse each Holder with respect to, all Losses  ("Holders'  Losses")  asserted against or incurred by such Holder by reason of, arising out of, or in connection with any material breach of any  representation  or warranty  contained in this Agreement made by the Company or in any document or closing  certificate  delivered by the Company  pursuant to the  provisions  of this
         Agreement or in connection  with the  transactions  contemplated  thereby.  Notwithstanding  the foregoing  provisions of this
         Section 6.1, no claim for  indemnification  shall be made by any Holder  against the Company unless and until the aggregate of all Holders' Losses exceed $25,000.

6.2      Indemnity of the Company.  Each Holder,  acting severally and not jointly,  agrees to defend,  indemnify and hold harmless the
         Company from and against,  and to reimburse the Company with respect to, all Losses  ("Company  Losses")  asserted  against or incurred  the  Company by reason of,  arising out of, or in  connection  with any  material  breach of any  representation  or warranty  contained  in this  Agreement  and made by such Holder or in any  document or  certificate  delivered by such Holder pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby;  provided,  however, that each  Holder  shall only be required to defend,  indemnify  and hold  harmless  the Company for the  representations  and warranties made by such Holder.  Notwithstanding  the foregoing  provisions of this Section 6.2, no claim for  indemnification shall be made by Company against any Holder unless and until the aggregate Company Losses exceed $25,000.

6.3      Indemnification Procedure.         A party (an "Indemnified  Party") seeking  indemnification  shall give prompt notice to the other party (the  "Indemnifying  Party") of any claim for  indemnification  arising  under this  Article VI. The  Indemnifying
         Party shall have the right to assume and to control the defense of any such claim with counsel  reasonably  acceptable to such
         Indemnified Party, at the Indemnifying Party's own cost and expense,  including the cost and expense of reasonable  attorneys'
         fees and  disbursements in connection with such defense,  in which event the Indemnifying  Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event,  however,  that such Indemnified Party's legal  counsel  shall  determine  that  defenses may be  available to such  Indemnified  Party that are  different  from or in addition  to those  available  to the  Indemnifying  Party,  in that there  could  reasonably  be expected to be a conflict of interest  if such  Indemnifying  Party and the  Indemnified  Party  have  common  counsel  in any such  proceeding,  or if the
         Indemnified Party has not assumed the defense of the action or proceedings,  then such Indemnifying  Party may employ separate counsel to  represent  or defend  such  Indemnified  Party,  and the  Indemnifying  Party  shall pay the  reasonable  fees and disbursements  of counsel for such  Indemnified  Party. No settlement of any such claim or payment in connection with any such settlement  shall  be made  without  the  prior  written  consent  of the  Indemnifying  Party,  which  consent  shall  not be unreasonably withheld.

                                                              ARTICLE VII
                                                      NO JOINT AND SEVERAL OBLIGATIONS

7        The Holders  acknowledge  and agree that the Company is entering into this  Agreement in reliance upon the personal  covenants of the Holders.  All covenants,  representations  and  warranties  provided by the Holders in this Agreement are provided on a several and not joint basis as between the  respective  Holders with the intent and effect that the Holders shall be severally and not jointly bound  thereby,  and  responsible  therefor,  up to the Closing  Date,  and after the Closing Date the Holders shall remain  severally  and not jointly  liable for the breach of any  representations,  warranties  or covenants  under this
         Agreement made by any of the Holders.

                                                             ARTICLE VIII
                                                             MISCELLANEOUS

8.1      Amendment and Modification;  Waiver.  This Agreement may only be amended or modified in writing,  signed by all of the parties hereto.  No waiver in writing of any provision of this Agreement  shall  constitute a waiver of any other  provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

8.2      Further  Assurances.  The parties will execute and deliver such further  documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement and the transactions contemplated hereby.

8.3      Expenses.  Except as otherwise  expressly provided in this Agreement and whether or not the transactions  contemplated by this
         Agreement  are  completed,  the  parties  shall  bear  their own  respective  expenses  (including,  but not  limited  to, all compensation and expenses of counsel,  consultants,  actuaries and independent  accountants)  incurred in connection with this
         Agreement and the transactions contemplated hereby.

8.4      Public  Disclosure.  The parties agree that,  except as may be required to comply with the  requirements  of Applicable  Laws, the parties shall keep the terms of this  Agreement,  and the agreements  entered into in relation  hereto,  confidential.  In this  regard,  the  Holders  acknowledge  that the Company is a publicly  traded and that the Company may decide,  in its sole discretion, when and how to comply with applicable reporting requirements incumbent upon it's publicly traded status.

8.5      Assignment.  No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto, such consent not to be unreasonably withheld.

8.6      Parties in Interest.  This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, heirs or other personal legal representatives and permitted assigns.  Except as expressly provided in this Agreement, nothing in this Agreement is intended to confer upon any person other than the Company and the Holders or their respective successors, heirs or other personal legal representatives or permitted assigns, any rights or remedies under or by reason of this Agreement.

8.7      Counterparts.  This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.  A signed facsimile or telecopied copy of this Agreement shall be effectual and valid proof of execution and delivery.

8.8      Performance on Holidays.  If any action is required to be taken pursuant to this Agreement on or by a specified date that is not a Business Day, then such action shall be valid if taken on or by the next succeeding Business Day.

8.9      Notice.  All  communications,  notices,  requests,  consents or demands  given or required  under this  Agreement  shall be in writing and shall be deemed to have been duly given when  delivered to, or received by prepaid  registered  or certified  mail or  recognized  overnight  courier  addressed  to, or upon  receipt of a facsimile  sent to, the party for whom  intended,  as follows,  or to such other  address or facsimile  number as may be  furnished  by such party by notice in the manner  provided herein:

         If to Company:

                  Healthbridge, Inc.
                  1066 West Hastings Street, Suite 2610
                  Vancouver, British Columbia V6E 3X2
                  Attn: Nora Coccaro
                  Phone: (604) 602-1717
                  Fax: (604) 687-6755
                  Email: noracoccaro@attglobal.net

         With a copy to:

                  Ruairidh W. Campbell, Esq.
                  Orsa and Company
                  1403 E 900 S
                  Salt Lake City, UT  84105
                  Phone: (801) 582-9606
                  Fax: (801) 582-9629
                  Email:  ruairidhcampbell@msn.com

         If to a Holder:

                  To the address of such Holder shown on the signature page to this Agreement, or to such other address as the Holder shall have notified the other parties in writing

         With a copy to:

                  David Turner, Esq.
                  Scheef and Stone, L.L.P.
                  5956 Sherry Lane, Suite 1400
                  Dallas, Texas 75225
                  Phone: (214) 706-4205
                  Fax: (214) 706-4242
                  Email: david.turner@solidcounsel.com

8.10     Governing  Law. This  Agreement  will be construed  and enforced in  accordance  with and governed by the laws of the State of
         Texas,  without  reference to principles of conflicts of law. Each of the parties  consents to the jurisdiction of the federal courts whose  districts  encompass any part of the State of Texas in connection  with any dispute arising under this Agreement and hereby  waives,  to the maximum  extent  permitted by law,  any  objection,  including  any  objection  based on forum non conveniens,  to the bringing of such proceeding in such jurisdictions.  Each party hereby agrees that if another party to this
         Agreement  obtains a judgment  against it in such a  proceeding,  the party that  obtained  such  judgment may enforce same by summary  judgment in the courts of any country  having  jurisdiction  over the party  against whom such judgment was obtained, and each party hereby waives any defenses  available to it under local law and agrees to the  enforcement  of such a judgment.
         Each party to this Agreement  irrevocably  consents to the service of process in any such  proceeding by the mailing of copies thereof by registered or certified  mail,  postage  prepaid,  to such party at its address set forth  herein.  Nothing  herein shall affect the right of any party to serve process in any other manner permitted by law.

8.11     Severability.  If any  provision  of  this  Agreement  is  held  to be  invalid  or  unenforceable  by a  court  of  competent jurisdiction,  this Agreement shall be interpreted and enforced as if such provision were severed or limited,  but only to the extent necessary to render such provision and this Agreement enforceable.

8.12     Entire  Agreement.  This Agreement and any  instruments and agreements to be executed  pursuant to this Agreement,  sets forth the entire  understanding  of the parties  hereto with  respect to its subject  matter,  merges and  supersedes  all prior and contemporaneous  understandings  with respect to its subject  matter and may not be waived or  modified,  in whole or in part, except by a writing signed by each of the parties  hereto.  No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver  of the same or any other  provision  in any other  instance.  Failure  of any party to  enforce  any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

                                                       [Signature Pages Follow]

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

The Company:

HEALTHBRIDGE, INC.

By: /s/ Nora Coccaro
      Nora Coccaro
      Chief Executive Officer

Holders:                                                      Address:

                                                                       c/o Scherrer and Partner
                                                                       Bleicherweg 66
/s/ Edward Kneiffel                                                    8002 Zurich, Switzerland
Edward Kneiffel

                                                                       c/o Scherrer and Partner
                                                                       Bleicherweg 66
/s/ Christian Diem                                                     8002 Zurich, Switzerland
Christian Diem

                                                                       c/o Scherrer and Partner
                                                                       Bleicherweg 66
/s/ George Scherrer                                                    8002 Zurich, Switzerland
George Scherrer

                                                                       c/o Scherrer and Partner
                                                                       Bleicherweg 66
/s/ Markus Muller                                             8002 Zurich, Switzerland
Markus Muller

GLOBAL PROJECT FINANCE AG

                                                                       Sunnaerai 1
                                                                       6072 Sachseln
By: /s/ Christian Russenberger                                Switzerland
      Name (print):
      Title: Director

JTE PROJECT FINANZ AG

                                                                       Birmensdorferstrasse 55
                                                                       8044 Zurich
By: /s/ Joe Eberhard                                                   Switzerland
      Name (print):
      Title:

SWANLAKE INVESTMENTS LIMITED

                                                                       Shirley House
                                                                       50 Shirley Street
By: /s/ Hans Schopper                                                  Nassau, Bahamas
      Name (print):
      Title: Director

CARRERA INVESTMENTS LIMITED

                                                                       Shirley House
                                                                       50 Shirley Street
By: /s/ Engelbert Schreiber, Jr.                                       Nassau, Bahamas
      Name (print):
      Title: Director

                                                                       c/o Thurn and Taxis Capital
Management AG Vaduz
                                                                       Seestrasse 33
/s/ Bo Thorwald Berglin                                       CH-8702 Zollikon, Switzerland
Bo Thorwald Berglin

                                                                       c/o Thurn and Taxis Capital
Management AG Vaduz
                                                                       Seestrasse 33
/s/ Gosta Wilhelm Bergholtz                                            CH-8702 Zollikon, Switzerland
Gosta Wilhelm Bergholtz

                                                                       c/o Thurn and Taxis Capital
Management AG Vaduz
                                                                       Seestrasse 33
/s/ Inge Wicki                                                         CH-8702 Zollikon, Switzerland
Inge Wicki

                                                                       Gartenstrasse 10
/s/ James Ladner                                              CH 8002 Zurich, Switzerland
James Ladner

/s/ Neal Bezaire                                                       709 Garner Place
                                                                       Estevan, Saskatchewan
                                                                       Canada
Neal Bezaire

                                                                       709 Garner Place
                                                                       Estevan, Saskatchewan
/s/ Norma Bezaire                                                      Canada
Norma Bezaire

                                                                       RR #5
                                                                       Saskatoon, Saskatchewan
/s/ Arden Gibb                                                         Canada
Arden Gibb

                                                               Exhibit A
                                                                  To
                                                        Note Exchange Agreement

                                                   DISTRIBUTION OF EXCHANGED SHARES

                      -------------------------------------------------------- ----------------
                      Holder                                                     No. Shares
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Edward Kneiffel                                                   50,000
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Christian Diem                                                   400,000
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      George Scherrer                                                  400,000
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Markus Muller                                                  2,160,949
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Global Project Finance AG                                      1,100,000
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      JTE Finanz AG                                                    500,000
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Swanlake Investments Limited                                   1,600,000
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Carrera Investments Limited                                    1,485,037
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Bo Thorwald Berglin                                            2,658,759
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Gosta Wilhelm Bergholtz                                          291,119
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Inge Wicki                                                       291,119
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      James Ladner                                                     681,119
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Neal and Norma Bezaire                                           165,000
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------
                      Arden Gibb                                                       430,568
                      -------------------------------------------------------- ----------------
                      -------------------------------------------------------- ----------------

                               TOTAL                                                12,213,670
                      -------------------------------------------------------- ----------------

                                                         Bruce E. Lazier, P.E.
                                                         PETROLEUM INVESTMENTS

                                                             ISPYOIL, LLC.

Off:                                                                                               214-368-9414    Fax:    214-368-9094
Cell:                                                                                                      214-534-7539    email:
ispyoil@yahoo.com

March 27, 2006

Healthbridge, Inc.
1177 West Hasting Street
Suite 1818
Vancouver, British Columbia VGE 2K3
CANADA

Re: Securities Exchange with Unit Holders of Providence, LLC

Attention:        Markus Mueller
                  Nora Coccaro

Dear Sirs:

Healthbridge, Inc. (the "Company") has engaged Bruce E. Lazier ("Lazier") to act as financial adviser to the Company and issue an opinion (the "Opinion") as to the fairness, from a financial point of view, to the Company and its Shareholders of a transaction (the
"Transaction") between and among the Company and Providence Exploration, LLC ("Providence") and the Unit Holders of Providence
Exploration, LLC (the "Unit Holders").

Description of Transaction

Through the Transaction, the Company will acquire from the Unit Holders all of the outstanding ownership and rights to ownership in
Providence. The Transaction is described more fully in a draft Securities Exchange Agreement (the "Agreement") a copy of which has been supplied to Lazier.

Under the Agreement, the Company will fund the purchase of ninety percent (90%) working interest in 6,272.5 acres (approx. ten square miles) of oil and gas leases located in Comanche and Hamilton Counties, Texas, by Providence from Dallas-based Harding Company
("Harding"). The Company previously had advanced a total of $3,075,000 to Providence for the purchase of certain leases as part of a joint exploration agreement with Harding and to provide working capital for Providence. The Company ultimately will acquire one hundred percent (100%) of the ownership interests in Providence in exchange for 16,500,000 shares of its Common Stock from the Unit
Holders.

Description of Providence

Providence is a Texas limited liability company with no significant cash on hand and no debt other than for amounts previously advanced to Providence by the Company pursuant to a secured Revolving Replacement Promissory Note, dated December 1, 2005. After the transaction, the former shareholders of Providence will own approximately fifty percent of the Company's outstanding common stock and approximately twenty-seven percent (27%) of the Company on a fully diluted basis.

Providence has two subsidiaries - PDX Drilling, LLC, an energy exploration service company and Providence Resources, LLC.
Providence's principal assets are its "Joint Exploration Agreement" with Harding and its Agreement of Purchase and Sale with Global
Mineral Solutions, LLC.

Credentials of Lazier

Lazier has a degree in petroleum engineering and a Master of Business Administration from Stanford University and has worked in his career both as a petroleum engineer and investment banker. In the course of his 40 year career, Lazier has been frequently engaged in the valuation of oil and gas companies, their properties and securities in connection with mergers and acquisition, negotiated under-writings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes.

In addition, Lazier has been involved with several companies, specifically with respect to projects in the Barnett Shale and has some experience in evaluating prospects and projects in Val Verde County, Texas.

Scope of Review

Lazier has conducted such analyses, investigations, research and testing of assumptions as were considered by him to be appropriate in the circumstances. Lazier has met with management of both Providence and the Company and attended presentations by Harding on the
Marble Falls Limestone and Barnett Shale and by Global Mineral Solutions, LLC on the Carson Cole Prospect in Val Verde County. Lazier
was granted access to the information available to the Company and to the advisers to the Company and was not, to his knowledge, denied any type of information which might be considered material to this opinion.

Lazier's review has necessarily been limited to a review of Providence's projects with Harding and Global Mineral Solutions, LLC, and the value of Providence as an ongoing concern was not considered nor was adequate information available for that analysis. Further,
Lazier has not considered any tax or legal issues related to the transaction.

Fairness Considerations

In arriving at his opinion, Lazier has among other things, considered the following material and articles:
(i)      the current state of the domestic and international oil and gas industry;
(ii)     the relative value of the net assets, reserves and future production of the Company and Providence and the anticipated future cash flow of the Company after the Transaction;

(iii)    sensitivities of gas price, reserves, assets and discount rates to the value of the Company after the Transaction;

(iv)     the Agreement, dated March ______, 2006;

(v)      geological report on Carson Cole Prospect, Val Verde County, Telsus Exploration, Inc. dated March 7, 2006;

(vi)     "Agreement for Purchase and Sale," between Global Mineral Solutions, L.P. and Providence Exploration, LLC, dated February
         22, 2006;

(vii)    Harding Company, "Barnett Shale Opportunities," January, 2004;

(viii)   Oil and Gas Journal, "Drilling Expands in Texas Larges Gas Fields;"

(ix)     Oil and Gas Journal, "Drilling Expands in Texas Larges Gas Fields;"

(x)      Oil and Gas Journal, "Barnett Shale Area Expansion Expected in 2005;"

(xi)     Oil and Gas Journal, "Technological Advances Expand Potential Pay;"

(xii)    Oil and Gas Journal, "Reservoir Characterization Improves Stimulation, Completion Practices;"

(xiii)   Global Mineral Solutions, LLP, "Val Verde County, Texas Gas Prospect;"

(xiv)    "Providence Resources LLC and Harding Company," Fort Worth Basin; Marble Falls Limestone and Barnett Shale, September, 2005;

(xv)     "Val Verde Prospect," W.J. Purves, Highlander Energy, LLC.

Key Assumptions and Limitation

Lazier has relied upon, and has assumed the completeness, accuracy and fair presentation of all financial and other information, data, advice, opinions, and representations obtained by him from public sources or otherwise pursuant to his engagement, and this
Opinion is conditional upon such completeness, accuracy, and fair presentation. Subject to the exercise of professional judgment and except as expressly described herein, Lazier has not attempted to independently verify the accuracy or completeness of any such information, data, advice, opinions and representations. Management has represented to Lazier as of the date hereof, among other things, that the information, data, opinions and other material (the "Information") provided to him on behalf of the Company are complete and correct in all material respects at the date the Information was provided to him and that since the date of the
Information, there has bee n material change, financially or otherwise, in the position of the Company, or in its assets, liabilities
(contingent or otherwise) business or operations and there has been no change of any material fact which is of a nature as to render the Information untrue or misleading in any material respect.

In addition, Lazier has assumed the correctness of all representative and covenants in the Agreement by Providence are true as given.

This Opinion is rendered on the basis of securities market, economic and general business and financial conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of the Company as reflected in the information and documents reviewed by Lazier and as they were represented to it in its discussion s with management of the Company. In his analysis and in connection with the preparation of this Opinion, Lazier has made a number of assumptions with respect to industry performance, general business, market and economic conditions and other matters, which assumptions Lazier believes are reasonable to make in the context of the Transaction.

This Opinion is also limited to the fairness, from a financial point of view, of the Transaction to the Company and the Shareholders,
and Lazier expresses no opinion, as to the merits of the underlying decision by the Company to engage in the Transaction. This
Opinion necessarily is based upon market, economic and other conditions as they exist and can be evaluated on the date hereof, and lazier assumes no responsibility to update or revise his Opinion based upon circumstances or events occurring after the date hereof.

Lazier is acting as financial advisor to the Company in connection with the Transaction and will receive a fee for his services, including rendering the Opinion. In addition, the Company has agreed to reimburse Lazier's expenses and to indemnify Lazier for certain potential liabilities arising out of the engagement.

This Opinion is given solely for the benefit of and is delivered exclusively to the Company and its Board of Directors.

Conclusion

Based upon and subject to the foregoing, it is Lazier's opinion that, as of the date hereof, the Transaction is fair to the Company and its Shareholders from a financial viewpoint.

Very truly yours,

/s/ Bruce E. Lazier
Bruce E. Lazier, P.E./M.B.A.